UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/19

Date of reporting period: 3/31/19

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report March 31, 2019

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Aquila Churchill Tax-Free Fund of Kentucky “Municipal Bond Fund Investing – The Basics” Serving Kentucky investors since 1987

May, 2019

Dear Fellow Shareholder:

We have found over the years that it never hurts to reinforce for shareholders the fundamentals of Aquila Churchill Tax-Free Fund of Kentucky. Therefore, this Annual Report letter is intended to provide you with a brief synopsis of the Fund’s objectives, how we seek to achieve those objectives and the benefits that your Fund provides to you as well as to your fellow Kentucky residents.

The Fund’s stated objective is to seek to provide as high a level of current income exempt from Kentucky state and regular federal income taxes as is consistent with preservation of capital.

In simple terms, Aquila Churchill Tax-Free Fund of Kentucky is managed to minimize, to the extent feasible, changes in the Net Asset Value of Fund shares. The high-quality, intermediate maturity strategy of the Fund was developed, and is adhered to, in an effort to manage and seek to minimize the range of share price variation.

Another benefit from an investment in Aquila Churchill Tax-Free Fund of Kentucky is the ability to earn monthly income that is double tax-free. Fund dividends can be used by you to help you pay your living expenses, or they can be reinvested in additional shares of the Fund, thereby providing you the opportunity to benefit from compounding.

How does Aquila Churchill Tax-Free Fund of Kentucky strive to ensure that its objective of capital preservation and tax-free income is accomplished?

The Fund’s investment strategy was developed to facilitate the management of particular types of risk. For example,

•

The average maturity of bonds in the Fund falls in the intermediate range in order to facilitate the management of interest rate risk since, over time, that portion of the yield curve tends to experience less volatility. More detailed information related to interest rate risk is available on our website (www.aquilafunds.com) at https://bit.ly/2EKr69I. The high credit quality of bonds in the Fund facilitates the management of credit risk. Bonds of investment grade quality, such as those held by the Fund, are considered, by the rating agencies, as being capable of making principal and interest payments as scheduled.

Another attribute of the Fund is diversification of the individual municipal bonds across various locations in the State and various kinds of projects. Not only does this help to reduce risk, but it also enhances the quality of life of all shareholders and other residents of the State and helps the economic development of Kentucky.

NOT A PART OF THE ANNUAL REPORT

We well recognize that you have entrusted your hard-earned dollars to our care. It is a responsibility which your Trustees and Management take very seriously. Rest assured that we intend to continue to do our utmost to merit your confidence.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Churchill Tax-Free Fund of Kentucky ANNUAL REPORT Management Discussion Serving Kentucky investors since 1987

Introduction

The municipal bond market displayed resiliency in the face of a determined Federal Reserve (the “Fed”) and a series of economic concerns over the twelve months ended March 31st, with benchmark yields ending the period lower. As a result, Aquila Churchill Tax-Free Fund of Kentucky (“ACTFFK” or the “Fund”) posted what we believe to be an attractive positive total return comprised of both stable tax-free income distributions and modest Net Asset Value (“NAV”) appreciation. During the reporting period the bellwether 10-year U.S. Treasury bond yield declined to 2.41% at March 31, 2019 from 2.74% at the April 1, 2018 start of the fiscal year, while benchmark 10-year AAA municipal bond yields experienced a greater decline, falling from 2.47% at April 1, 2018 to end the one year period at 1.88%.

While talk of a “flat curve” dominated the news around U.S. Treasury yields throughout the one year period ended March 31, 2019, the municipal bond yield curve from 2 to 30-years saw only a modest flattening from 129 at April 1, 2018 to 115 basis points at March 31, 2019. However, this masked some meaningful changes that were not uniform across the maturity spectrum. Given the movement in yields across the municipal curve, the areas that predominantly benefitted were maturities in the short to intermediate range. The net result was a municipal bond yield curve that retained a significantly steeper shape versus the U.S. Treasury curve.

A major development in the quarter ended March 31, 2019 was the burgeoning effect of the $10,000 limitation on the deductibility of state and local taxes (“SALT”). This brought renewed attention to the benefit of the municipal bond interest tax exemption. As a result, retail demand for municipal bonds soared as the fiscal year ended.

U.S. Economy

Moderating growth and subdued inflation characterized the U.S. economy in 2018 and these trends are forecast to continue in 2019. The economy grew 2.9% in 2018, as measured by Gross Domestic Product (“GDP”). Quarterly growth peaked in the second quarter at 4.2% and decelerated subsequently in the third and fourth quarters of 2018. We believe this trend of moderating growth is likely to persist. The March 2019 forecast of economists in the Blue Chip Economic Indicators survey predicts that annual GDP growth will slow to 2.4% in 2019 and 1.9% in 2020.

Concurrent with long term GDP growth remaining under 3%, several measures indicate that inflation has remained anchored near the Fed’s target rate of 2%. The headline Consumer Price Index increased just 1.6% in the twelve months ending January 2019, the slowest pace since mid 2017. More importantly, inflation expectations peaked in the third quarter of 2018 and have steadily subsided since. The 5-year U.S. Treasury breakeven inflation rate was 1.8%, as of March 2019. In fact, this measure began a steady retreat last September in a period where the Fed twice increased short-term rates by 25 basis points.

1  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

This backdrop was very favorable to municipal bond investors over the past twelve months. The Federal Reserve’s measured steps to raise short-term rates, combined with growth uncertainties stemming from tariffs and trade policy tensions, the government shutdown, and the mid-term elections, have served to keep inflation under control without squelching economic growth. These trends could very well persist as the Federal Reserve indicated at its March 2019 meeting that future interest rate increases would likely be “on hold” for the balance of 2019. This Fed “pivot” on interest rate policy was particularly supportive of bond prices in the quarter ended March 31st when the majority of the Fund’s NAV appreciation occurred during the fiscal year.

Municipal Market

Municipal issuance, nationally, declined during the 2018 calendar year as projected, down 24.4%. Through March 31, 2019, supply has increased 14%. The downturn in 2018 occurred as expected due to the revocation by Congress of the “advance refunding” law which made up 20-30% of issuance in 2017. (Advance refunding refers to the use of a new bond, issued at a lower interest rate, to pay off an outstanding bond, thereby lowering a municipality’s borrowing costs.) There is currently a move afoot in Congress to bring these “advance refunding’s” back. It is anyone’s guess as to whether this will actually happen. In any event, the fact that issuance is up 14% so far in 2019 could perhaps indicate that issuance may be up on a national basis for the remainder of the year. In 2018, Kentucky issuance was up 40.2%. It is noteworthy, however, that this included four natural gas bond issues, which are not common, comprising $3.5 billion of the $5 billion issued by Kentucky in 2018. If you remove the gas bond issuance of $3.5 billion, Kentucky state issuance would have actually fallen about 50% compared to 2017, which is more in line with the above-mentioned 2018 drop in national issuance of 24.4%. So far in 2019, Kentucky state issuance is off 55%, with $659.5 million issued in 2019 versus $1.47 billion of issuance in January 2018, which included a large $750 million gas bond deal.

A common measure of municipal bond value is the Municipal/U.S. Treasury ratio (the yield on AAA-rated municipal bonds expressed as a percentage of the yield of a similar U.S. Treasury maturity). As of March 31, 2019, the ratios stood at 69%, 76% and 92% for the 5, 10, and 30 year maturity comparisons. These significantly lowered ratios, compared to the last several years, reflect a larger demand for tax-free income which has been precipitated by the state and local tax law (SALT) changes passed in 2017. Given the SALT tax law changes (abolition of state tax deductibility on federal tax returns) for individuals, triple tax-free yields, free of state, federal and ad valorem taxes (even with the lower corporate tax treatments) in our opinion, are very enticing when compared to other fixed income classes.

During the coming year, we believe that states aided by the federal coffers, plus increased revenue from the economy will begin to roll out major infrastructure rehabilitation projects. The current very low cost of capital, coupled with low rates of inflation should, in our view, spur local bond issuance toward repairs of deteriorating bridges, overpasses, and roadways as well as water and sewer projects. Should this come to fruition, the result would be an increase in municipal supply and the possibility of relaxed spread relationships which, in our opinion, would make municipals even more attractive.

2  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Kentucky Economy

Kentucky’s economy has been a well diversified manufacturing and agricultural economy that has produced low, but steady, economic growth over the last several decades. The manufacturing side has become even less diversified, concentrating on auto production and auto parts manufacturing. In that vein, Nucor Steel has just announced a new mini mill to be built in Brandenburg, Ky. The selection of this area hinges on the existence of cheap electricity produced by gas, coal and hydro. Recently, Ford and Toyota have announced new expansions of their plants in Kentucky as well. The other major growth producer has been in the logistics and distribution hubs for UPS and Amazon. Transportation, trade and utilities are the state’s largest industrial sector contributor to employment, personal income and real GDP. The 2019 University of Kentucky Annual Economic Report states, “by enhancing work force quality, health outcomes and online statewide connectivity, we can maximize the potential of the state’s most important resource, its people.” Under the past two governors, municipal finance has been used to “enhance” the workforce with Kentucky Infrastructure financing for corporate workforce development loans. Municipal financing of Kentucky Wired should improve health outcomes by linking hospitals and universities, in addition to bringing high speed internet to rural and poverty stricken areas of the State.

Various Kentucky fiscal 2019 year-to-date revenue highlights through the 9 month period ended March 31, 2019 are as follows:

•

General Fund receipts are up 3.9% which exceeds the budgeted 3.3% annual estimate.

•

Income tax revenue is down due to a tax law change reduction from 6 to 5% in 2018, while sales tax revenue has grown 6.2%.

•

Property taxes have gone up 4% for the fiscal year to date.

•

Road revenue has grown 2.9%, which exceeds the annual budgeted decline of 0.3%. The increase has been in unexpected motor fuel receipts and usage collections.

Fund Performance

Over the twelve month fiscal period, Aquila Churchill Tax-Free Fund of Kentucky had a slightly longer average maturity than the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”). At March 2019, the Fund’s average maturity was 8.97 years vs. the average maturity of 6.52 years for the Index. This differential helped the Index outperform by a small amount, even in a very strong market.

Aquila Churchill Tax-Free Fund of Kentucky Performance March 29, 2019 (1 year):

Class A Total Return	4.10%
Class Y Total Return	4.35%
Bloomberg Barclays Quality Intermediate Index	4.83%

3  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Fund Characteristics

Aquila Churchill Tax-Free Fund of Kentucky Portfolio Characteristics:

	March 29, 2018	March 29, 2019
Weighted Average Maturity	8.90 yrs	8.97 yrs
Option Adj. (Effective) Duration	4.96	4.34
Modified Duration	4.35	4.07

Bloomberg Barclays Quality Intermediate Index:

March 29, 2019
Option Adj. (Effective) Duration	4.38 yrs
Modified Duration	4.23 yrs

The Fund’s underperformance was also partially attributable to the volatility Kentucky municipal bonds have experienced from a credit standpoint. When Kentucky passed a pension bill that was signed into law on March 29, 2018, rates for State Agency paper stabilized. Spreads began to widen again in early December when the Kentucky Supreme Court overturned the pension legislation on procedural grounds. The widening spreads contributed to the shortfall of the Fund versus the Index, as national spreads tightened during the first quarter of 2019.

Outlook and Strategy

In the last fiscal year, we believe the Fund posted an attractive total return which included both tax-free income and modest share price appreciation. Our approach to actively managing the Fund also strives to achieve tax efficiency.

By actively managing reinvestment opportunities and conducting value-added bond swaps, the Fund only saw a negligible change in its annual tax-free income distribution. This is important given that intermediate municipal yields had declined 50 basis points by the end of the reporting period, despite an actively tightening Fed policy during this time.

Our active management efforts left the duration, maturity, and credit risk characteristics of the Fund little changed. The subtle shifts that occurred in the municipal yield curve during the last fiscal year ended March 31st present additional strategy opportunities for the coming year. Achieving continued NAV stability will likely be greatly influenced by owning portions of the yield curve with more attractive valuations and minimizing exposure to expensive maturities.

As this reporting period closed March 31, 2019, the ratios of municipal bond yields to benchmark U.S. Treasury yields remained cheapest in the longer portions of the curve, while the heart of the yield curve from 7 to10-years saw relative values become historically expensive as benchmark yields in these maturities hover near 2%. As a result, not only has the municipal bond curve remained steeper, but it now presents a compelling “barbell” situation. In these conditions, longer maturities still yielding over 90% of their taxable benchmark counterparts can be combined with the shortest maturities that can be more cost-effectively redeployed towards any increased interest rates.

4  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Our goals remain consistent, we will focus on increasing shareholder income over time and fill maturity gaps in our effective (option) adjusted duration profile in the 4-6 year range. In the event Kentucky State Agency paper spreads compress, we will look to take advantage of the spread compression by transacting purchases of more explicit revenue stream debt such as school buildings, airports and hospitals.

By putting this “value awareness” of municipal fixed income dynamics, together with a local presence that observes firsthand and delves into developments within Kentucky’s economy and municipal market, in our opinion, provides shareholders with the best principal preservation, income and return prospects. We intend to continue to take advantage of market opportunities across various sectors, where they represent value.

Overall, we do not anticipate any significant changes to the Fund’s interest rate and credit risk profile. We anticipate some broadening of diversification across the maturity spectrum as we seek to reallocate among cheaper vs. expensive segments of the yield curve. This will likely provide the best approach towards maintaining the Funds’ history of share price stability, while maintaining continuity of what we deem to be the Fund’s attractive level of double tax-free income.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Churchill Tax-Free Fund of Kentucky

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) for the 10-year period ended March 31, 2019 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2019
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(0.09)%	1.94%	3.39%	4.96%
Without Sales Charge	4.10	2.77	3.82	5.10
Class C since 4/01/96
With CDSC*	2.32	1.92	2.94	3.26
Without CDSC	3.32	1.92	2.94	3.26
Class I since 8/06/01
No Sales Charge	4.04	2.64	3.67	3.62
Class Y since 4/01/96
No Sales Charge	4.35	2.94	3.98	4.29
Bloomberg Barclays Quality Index	4.83	2.68	3.50	5.14	(Class A)
				4.39	(Class C & Y)
				3.97	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*   CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Churchill Tax-Free Fund of Kentucky

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Churchill Tax-Free Fund of Kentucky:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2019

7  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS MARCH 31, 2019

Principal Amount	General Obligation Bonds (4.9%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Henderson County, Kentucky
$330,000	3.000%, 11/01/20	Aa3/NR/NR	$337,181
	Lexington-Fayette Urban County, Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	3,918,564
570,000	4.000%, 08/01/21 Series B	Aa2/AA/NR	601,715
	Rowan County, Kentucky
400,000	3.000%, 06/01/21 AGMC Insured	A1/AA/NR	410,180
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	910,075
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	933,802
	Warren County, Kentucky
615,000	4.000%, 06/01/25	Aa2/NR/NR	646,691
635,000	4.000%, 06/01/26	Aa2/NR/NR	667,036
660,000	4.000%, 06/01/27	Aa2/NR/NR	691,799
	Total General Obligation Bonds		9,117,043

	Revenue Bonds (91.9%)
	State Agency (25.8%)
	Kentucky Asset & Liability Commission Federal Highway Notes
1,000,000	5.000%, 09/01/22 Series A	A2/AA/A+	1,044,390
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,277,720
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,297,780
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,169,530
	Kentucky Rural Water Finance Corp.
355,000	4.600%, 02/01/25	NR/A+/NR	355,685
205,000	4.250%, 08/01/19 NPFG Insured	Baa2/A+/NR	205,336
210,000	4.250%, 08/01/20 NPFG Insured	Baa2/A+/NR	210,378
200,000	4.375%, 08/01/22 NPFG Insured	Baa2/A+/NR	200,410
240,000	4.500%, 08/01/23 NPFG Insured	Baa2/A+/NR	240,511
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/A+/NR	255,543
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/A+/NR	290,606
245,000	4.600%, 08/01/28 NPFG Insured	Baa2/A+/NR	245,475
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/A+/NR	315,614

8  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State Agency (continued)
	Kentucky Rural Water Finance Corp. (continued)
$375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	$387,045
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	314,458
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	459,082
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	473,602
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	487,199
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	512,555
	Kentucky State Office Building COP
2,250,000	4.000%, 04/15/27	A1/NR/NR	2,505,668
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,851,429
	Kentucky State Property and Buildings Commission
1,000,000	5.000%, 10/01/25	A1/A-/A+	1,124,600
625,000	4.000%, 04/01/26 Project 105	A2/A-/A+	667,913
655,000	4.000%, 04/01/27 Project 105	A2/A-/A+	697,234
1,500,000	5.000%, 10/01/29 Project 106	A1/A-/A+	1,676,700
770,000	5.000%, 08/01/23 Project 108	A1/A-/A+	863,732
3,000,000	5.000%, 08/01/33 Project 108	A1/A-/A+	3,392,430
5,000,000	5.000%, 08/01/32 Project 110	A1/A-/A+	5,671,750
2,040,000	5.000%, 11/01/27 Project 112	A1/A-/A+	2,407,934
1,425,000	5.000%, 11/01/28 Project 112	A1/A-/A+	1,679,462
2,500,000	5.000%, 02/01/31 Project 112	A1/A-/A+	2,859,025
895,000	3.000%, 04/01/22 Project 113	A2/A-/A+	921,080
1,400,000	4.000%, 10/01/30 Project 114	Aa3/A-/A+	1,514,408
1,000,000	5.000%, 04/01/23 Project 115	A1/A-/A+	1,113,310
1,000,000	5.000%, 04/01/29 Project 115	A1/A-/A+	1,175,100
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/A+	2,335,440
500,000	5.000%, 05/01/36 Project 117	A1/NR/A+	570,050
1,490,000	5.000%, 05/01/24 Project 119	A1/A-/A+	1,693,385
1,015,000	5.000%, 05/01/25 Project 119	A1/A-/A+	1,171,899
320,000	5.250%, 02/01/28 AGC Insured	NR/AA/NR	320,870
340,000	5.000%, 02/01/29 AGC Insured	NR/AA/NR	340,847
	Total State Agency		48,297,185

9  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Airports (7.0%)
	Lexington-Fayette Urban County Airport Board, Kentucky
$1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	$1,693,799
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	435,048
1,350,000	5.000%, 07/01/30 2012 Series A AMT	Aa2/AA/NR	1,466,073
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	813,263
260,000	5.000%, 07/01/29 2016 Series B AMT	Aa2/AA/NR	276,830
275,000	5.000%, 07/01/30 2016 Series B AMT	Aa2/AA/NR	292,677
300,000	5.000%, 07/01/32 2016 Series B AMT	Aa2/AA/NR	319,011
330,000	5.000%, 07/01/34 2016 Series B AMT	Aa2/AA/NR	350,612
365,000	5.000%, 07/01/36 2016 Series B AMT	Aa2/AA/NR	387,469
	Louisville, Kentucky Regional Airport Authority
2,070,000	5.000%, 07/01/23 AMT	NR/A+/A+	2,307,802
2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	2,641,130
1,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	2,143,643
	Total Airports		13,127,357

	Healthcare (12.2%)
	City of Ashland, Kentucky, Medical Center (Ashland Hospital Corp.)
2,000,000	5.000%, 02/01/22 Series B	Baa3/BBB-/BBB-	2,045,620
2,535,000	5.000%, 02/01/23 Series B	Baa3/BBB-/BBB-	2,592,798
	Hardin County, Kentucky, Hardin Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured	A2/AA/NR	825,037
675,000	5.500%, 08/01/23 AGMC Insured	A2/AA/NR	780,489
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	571,600

10  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Healthcare (continued)
	Kentucky Economic Development Finance Authority, Kings Daughter Medical Center
$1,000,000	5.000%, 02/01/30	Baa3/BBB-/BBB-	$1,020,440
	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
2,710,000	5.000%, 10/01/27 Series A	NR/A-/A+	3,043,818
3,500,000	5.000%, 10/01/31 Series A	NR/A-/A+	4,041,590
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Laundry Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/BBB+/NR	743,998
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Steam & Chilled Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/BBB+/NR	970,129
	Warren County, Kentucky, Warren County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/A+/NR	5,522,549
680,000	4.000%, 10/01/29	NR/A+/NR	716,230
	Total Healthcare		22,874,298

	Higher Education (9.5%)
	Boyle County, Kentucky College Refunding & Improvement
2,050,000	5.000%, 06/01/28	A3/A/NR	2,417,565
1,000,000	5.000%, 06/01/29	A3/A/NR	1,171,440
	Eastern Kentucky University General Receipts
1,250,000	4.000%, 10/01/27	A1/A-/NR	1,307,487
1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	1,456,369
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	948,109

11  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Kentucky Bond Development Corp. Industrial Building Revenue Refunding, City of Paris (Transylvania University Project)
$380,000	3.000%, 03/01/20 Series D	NR/A-/NR	$384,214
390,000	3.000%, 03/01/21 Series D	NR/A-/NR	397,355
400,000	3.000%, 03/01/22 Series D	NR/A-/NR	407,760
	Lexington-Fayette, Kentucky Urban County Government (Transylvania University Project)
1,390,000	4.500%, 03/01/29	NR/A-/NR	1,449,909
	Louisville & Jefferson County, Kentucky Metropolitan Government College Improvement (Bellarmine University Project)
2,270,000	5.000%, 05/01/33	Baa3/NR/NR	2,504,446
	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,142,960
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,070,450
	Murray State University Project, Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	A1/NR/NR	2,041,253
	University of Louisville, Kentucky General Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	A3/A+/NR	1,068,690
	Total Higher Education		17,768,007

	Housing (0.7%)
	Kentucky Housing Multifamily Mortgage Revenue
1,210,000	5.000%, 06/01/35 AMT	NR/NR/NR*	1,211,839

	Local Public Property (7.9%)
	Jefferson County, Kentucky Capital Projects
1,575,000	4.250%, 06/01/23 AGMC Insured	A1/NR/AA+	1,578,701
1,950,000	4.375%, 06/01/24 AGMC Insured	A1/NR/AA+	1,954,875

12  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Jefferson County, Kentucky Capital Projects (continued)
$1,640,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	$1,643,985
2,060,000	4.375%, 06/01/26 Series A AGMC Insured	A1/NR/AA+	2,065,109
1,070,000	4.375%, 06/01/27 Series A AGMC Insured	A1/NR/AA+	1,072,654
	Kentucky Association of Counties Finance Corp. Financing Program
515,000	4.000%, 02/01/25	NR/AA-/NR	544,350
100,000	4.250%, 02/01/24 Series A	NR/AA-/NR	103,186
315,000	3.000%, 02/01/21 Series B	NR/AA-/NR	322,002
350,000	4.000%, 02/01/22 Series B	NR/AA-/NR	370,752
345,000	5.000%, 02/01/24 Series B	NR/AA-/NR	391,102
365,000	5.000%, 02/01/25 Series B	NR/AA-/NR	423,856
385,000	5.000%, 02/01/26 Series B	NR/AA-/NR	453,049
	Kentucky Bond Corp. Financing Program
915,000	5.125%, 02/01/28	NR/AA-/NR	970,897
	Kentucky Bond Development Corp. Transient Room Tax Revenue (Lexington Center Corporation) Subordinate
1,585,000	5.000%, 09/01/27 Series 2018B	A3/NR/NR	1,864,816
	River City Parking Authority of River City, Inc., Kentucky First Mortgage
1,000,000	4.750%, 06/01/27 2013 Series B	Aa3/AA/NR	1,104,620
	Total Local Public Property		14,863,954

	School Building (13.3%)
	Caldwell County, Kentucky School District Finance Corp.
530,000	4.250%, 04/01/30	A1/NR/NR	553,866
	Campbell County, Kentucky School District Finance Corp.
340,000	3.500%, 08/01/22	A1/NR/NR	352,413
	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/AA-/NR	3,452,280

13  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School Building (continued)
	Fayette County, Kentucky School District Finance Corp. (continued)
$1,000,000	5.000%, 10/01/27 Series A	Aa3/AA-/NR	$1,124,280
750,000	4.250%, 06/01/29 Series A	Aa3/AA-/NR	786,847
	Franklin County, Kentucky School District Finance Corp.
1,560,000	4.000%, 06/01/29	A1/NR/NR	1,639,934
1,135,000	4.000%, 04/01/24 Second Series	A1/NR/NR	1,241,066
	Jefferson County, Kentucky School District Finance Corp.
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	930,588
1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	1,182,565
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,333,800
1,655,000	4.000%, 11/01/29 Series C	Aa3/AA-/NR	1,768,417
	Logan County, Kentucky School District Finance Corp., Energy Conservation Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	616,728
615,000	4.000%, 04/01/34 Series 2016	A1/NR/NR	657,275
	Shelby County, Kentucky School District Finance Corp. School Building
3,200,000	4.000%, 02/01/28	A1/NR/NR	3,583,136
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,711,621
	Total School Building		24,934,816

	Student Loan (1.9%)
	Kentucky Higher Education Student Loan
1,440,000	5.000%, 06/01/22 Senior Series A AMT	NR/A/A	1,559,002
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	449,308
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	691,548
75,000	3.750%, 06/01/26 Senior Series A AMT	NR/A/A	76,027
770,000	3.000%, 06/01/29 Senior Series A AMT	NR/A/A	783,999
	Total Student Loan		3,559,884

14  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Turnpike/Highway (8.8%)
	Kentucky State Turnpike Authority
$5,000,000	5.000%, 07/01/29 Series A	Aa3/A-/A+	$5,477,650
4,030,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	4,651,426
1,000,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	1,094,540
1,715,000	5.000%, 07/01/31 Series B	Aa3/A-/NR	1,981,254
2,925,000	5.000%, 07/01/33 Series B	Aa3/A-/NR	3,358,631
	Total Turnpike/Highway		16,563,501

	Utilities (4.8%)
	Campbell & Kenton Counties, Kentucky (Sanitation District)
2,370,000	4.000%, 08/01/27	Aa3/AA/NR	2,432,473
	Kentucky State Municipal Power Agency, Prairie St. Project
1,000,000	5.000%, 09/01/23 AGMC Insured	A2/AA/NR	1,043,820
	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	540,145
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,124,211
	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa3/NR/NR	1,084,150
	Owensboro, Kentucky Electric, Light and Power
1,805,000	5.000%, 01/01/26 AGMC Insured Series B	A2/AA/NR	1,846,677
	Total Utilities		9,071,476
	Total Revenue Bonds		172,272,317

	Pre-Refunded Revenue Bonds (2.0%)††
	Healthcare (1.6%)
	Louisville & Jefferson County, Kentucky Metropolitan Government Revenue, Catholic Health Initiatives
1,715,000	5.000%, 12/01/35	NR/NR/NR*	1,896,396
	Russell, Kentucky Bon Secours Health System
1,000,000	5.000%, 11/01/26 Series 2013	NR/A+/NR	1,115,260
	Total Healthcare		3,011,656

15  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Local Public Property (0.4%)
	Kentucky Association of Counties Finance Corp. Financing Program
$215,000	5.375%, 02/01/27 Series A	NR/NR/NR*	$229,943
100,000	5.375%, 02/01/27 Series A	NR/AA-/NR	106,950
100,000	5.375%, 02/01/28 Series A	NR/AA-/NR	106,950
230,000	5.375%, 02/01/28 Series A	NR/NR/NR*	245,985
	Total Local Public Property		689,828
	Total Pre-Refunded Revenue Bonds		3,701,484
	Total Municipal Bonds (cost $179,832,804)		185,090,844

Shares	Short-Term Investment (0.2%)
472,889	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 2.32%** (cost $472,889)	Aaa-mf/AAAm/NR	$472,889
	Total Investments (cost $180,305,693-note 4)	99.0%	185,563,733
	Other assets less liabilities	1.0	1,940,831
	Net Assets	100.0%	$187,504,564

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Pre-refunded bonds††	2.0%
Aa of Moody's or AA of S&P or Fitch	42.4
A of Moody's or S&P or Fitch	49.6
Baa of Moody's or BBB of S&P or Fitch	5.3
Not Rated*	0.7
100.0%

PORTFOLIO ABBREVIATIONS

AGC - Assured Guaranty Corp.

A

GMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

COP - Certificates of Participation

NPFG - National Public Finance Guarantee

NR - Not Rated

16  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**

The rate is an annualized seven-day yield at period end.

†

Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††

Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

17  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2019

ASSETS
Investments at value (cost $180,305,693)	$185,563,733
Interest receivable	2,276,928
Receivable for Fund shares sold	12,702
Other assets	27,786
Total assets	187,881,149

LIABILITIES
Payable for Fund shares redeemed	142,016
Dividends payable	88,572
Management fee payable	64,093
Distribution and service fees payable	604
Accrued expenses payable	81,300
Total liabilities	376,585
NET ASSETS	$187,504,564

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$176,155
Additional paid-in capital	182,155,294
Total distributable earnings	5,173,115
$187,504,564
CLASS A
Net Assets	$144,176,957
Capital shares outstanding	13,545,725
Net asset value and redemption price per share	$10.64
Maximum offering price per share (100/96 of $10.64)	$11.08

CLASS C
Net Assets	$6,985,270
Capital shares outstanding	656,617
Net asset value and offering price per share	$10.64

CLASS I
Net Assets	$6,596,110
Capital shares outstanding	619,977
Net asset value, offering and redemption price per share	$10.64

CLASS Y
Net Assets	$29,746,227
Capital shares outstanding	2,793,209
Net asset value, offering and redemption price per share	$10.65

See accompanying notes to financial statements.

18  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2019

Investment Income
Interest income		$6,310,399
Expenses
Management fee (note 3)	$802,051
Distribution and service fee (note 3)	310,193
Transfer and shareholder servicing agent fees (note 3)	113,284
Legal fees	110,933
Trustees’ fees and expenses (note 7)	74,383
Fund accounting fees	44,827
Shareholders’ reports	31,372
Registration fees and dues	23,608
Auditing and tax fees	22,200
Chief compliance officer services (note 3)	11,114
Custodian fees	10,122
Insurance	9,525
Miscellaneous	49,910
Total expenses		1,613,522
Net investment income		4,696,877

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(157,274)
Change in unrealized appreciation on investments	3,341,102

Net realized and unrealized gain (loss) on investments		3,183,828
Net change in net assets resulting from operations		$7,880,705

See accompanying notes to financial statements.

19  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income	$4,696,877	$5,990,401
Net realized gain (loss) from securities transactions	(157,274)	321,862
Change in unrealized appreciation on investments	3,341,102	(1,436,966)
Change in net assets resulting from operations	7,880,705	4,875,297

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(3,766,072)	(4,489,128)

Class C Shares	(130,640)	(159,224)

Class I Shares	(162,255)	(191,014)

Class Y Shares	(926,313)	(1,286,302)
Change in net assets from distributions	(4,985,280)	(6,125,668)	†

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	11,070,598	16,092,109
Reinvested dividends and distributions	3,629,219	4,113,013
Cost of shares redeemed	(50,330,983)	(52,039,775)
Change in net assets from capital share transactions	(35,631,166)	(31,834,653)

Change in net assets	(32,735,741)	(33,085,024)

NET ASSETS:
Beginning of period	220,240,305	253,325,329
End of period	$187,504,564	$220,240,305	††

†

Includes distributions to shareholders from net investment income of $5,981,996 and net realized gain on investments of $143,672.

††

Includes accumulated undistributed net investment income of $67,779.

See accompanying notes to financial statements.

20  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS MARCH 31, 2019

1. Organization

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Churchill Tax-Free Fund of Kentucky), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the date of this report, there were no Class F Shares or Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

21  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2019:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$472,889
Level 2 – Other Significant Observable Inputs — Municipal Bonds	185,090,844
Level 3 – Significant Unobservable Inputs	—
Total	$185,563,733
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2016 – 2018) or expected to be taken in the Fund’s 2019 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

22  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

f)

Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2019, there were no items identified that have been reclassified among components of net assets.

i)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Fund.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

23  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2019, distribution fees on Class A Shares amounted to $223,950 of which the Distributor retained $8,184.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2019, amounted to $59,498. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2019, amounted to $19,833. For the year ended March 31, 2019, the total of these payments with respect to Class C Shares amounted to $79,331 of which the Distributor retained $19,187.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2019, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $24,191 of which $6,912 related to the Plan and $17,279 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

24  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2019, total commissions on sales of Class A Shares amounted to $42,972 of which the Distributor received $4,088.

c)

Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2019, purchases of securities and proceeds from the sales of securities aggregated $11,135,515 and $44,507,470, respectively.

At March 31, 2019, the aggregate tax cost for all securities was $180,300,945. At March 31, 2019, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $5,317,580 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $54,792 for a net unrealized appreciation of $5,262,788.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. At March 31, 2019, the Fund had all of its long-term portfolio holdings invested in municipal obligations of issuers within Kentucky.

25  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	535,069	$5,600,894	781,073	$8,316,149
Reinvested dividends and distributions	275,453	2,885,564	320,995	3,411,806
Cost of shares redeemed	(2,578,150)	(26,974,363)	(3,312,373)	(35,245,019)
Net change	(1,767,628)	(18,487,905)	(2,210,305)	(23,517,064)

Class C Shares:
Proceeds from shares sold	53,307	557,547	209,351	2,220,473
Reinvested dividends and distributions	11,026	115,398	13,314	141,387
Cost of shares redeemed	(291,055)	(3,041,366)	(205,544)	(2,175,228)
Net change	(226,722)	(2,368,421)	17,121	186,632

Class I Shares:
Proceeds from shares sold	1,912	20,000	8,186	86,410
Reinvested dividends and distributions	15,276	159,944	17,836	189,349
Cost of shares redeemed	(97,224)	(1,012,387)	(122,315)	(1,307,934)
Net change	(80,036)	(832,443)	(96,293)	(1,032,175)

Class Y Shares:
Proceeds from shares sold	467,658	4,892,157	513,865	5,469,077
Reinvested dividends and distributions	44,697	468,313	34,917	370,471
Cost of shares redeemed	(1,841,832)	(19,302,867)	(1,251,604)	(13,311,594)
Net change	(1,329,477)	(13,942,397)	(702,822)	(7,472,046)
Total transactions in Fund shares	(3,403,863)	$(35,631,166)	(2,992,299)	$(31,834,653)

7. Trustees’ Fees and Expenses

At March 31, 2019, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2019 was $61,124. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2019, such meeting-related expenses amounted to $13,259.

26  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2019, the Fund had a capital loss carry forward of $61,316 which has a character of long-term and has no expiration.

27  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

The tax character of distributions was as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018
Net tax-exempt income	$4,663,281	$5,934,332
Ordinary Income	29,026	47,664
Capital gains	292,973	143,672
	$4,985,280	$6,125,668

As of March 31, 2019, the components of distributable earnings on a tax basis were:

Accumulated net realized loss	$(61,316)
Unrealized appreciation	5,262,788
Undistributed tax-exempt income	156,173
Other temporary differences	(88,572)
Post October losses	(95,958)
$5,173,115

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds have been parties to a $40 million credit agreement, which currently terminates on August 28, 2019 (per the August 29, 2018 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2019.

28  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.48	$10.55	$10.88	$10.91	$10.65
Income from investment operations:
Net investment income(1)	0.25	0.26	0.29	0.32	0.33
Net gain (loss) on securities (both realized and unrealized)	0.18	(0.06)	(0.33)	(0.03)	0.26
Total from investment operations	0.43	0.20	(0.04)	0.29	0.59
Less distributions (note 9):
Dividends from net investment income	(0.25)	(0.26)	(0.29)	(0.32)	(0.33)
Distributions from capital gains	(0.02)	(0.01)	—	—	—
Total distributions	(0.27)	(0.27)	(0.29)	(0.32)	(0.33)
Net asset value, end of period	$10.64	$10.48	$10.55	$10.88	$10.91
Total return (not reflecting sales charge)	4.10%	1.89%	(0.40)%	2.75%	5.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$144	$160	$185	$189	$187
Ratio of expenses to average net assets	0.79%	0.75%	0.73%	0.73%	0.78%
Ratio of net investment income to average net assets	2.36%	2.48%	2.69%	3.00%	3.07%
Portfolio turnover rate	6%	9%	27%	7%	14%

(1)  Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

29  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.47	$10.54	$10.87	$10.90	$10.64
Income from investment operations:
Net investment income(1)	0.16	0.17	0.20	0.23	0.24
Net gain (loss) on securities (both realized and unrealized)	0.19	(0.06)	(0.33)	(0.03)	0.26
Total from investment operations	0.35	0.11	(0.13)	0.20	0.50
Less distributions (note 9):
Dividends from net investment income	(0.16)	(0.17)	(0.20)	(0.23)	(0.24)
Distributions from capital gains	(0.02)	(0.01)	–	–	–
Total distributions	(0.18)	(0.18)	(0.20)	(0.23)	(0.24)
Net asset value, end of period	$10.64	$10.47	$10.54	$10.87	$10.90
Total return (not reflecting CDSC)	3.32%	1.03%	(1.24)%	1.88%	4.72%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$9	$9	$10	$10
Ratio of expenses to average net assets	1.64%	1.60%	1.58%	1.58%	1.63%
Ratio of net investment income to average net assets	1.50%	1.63%	1.84%	2.14%	2.21%
Portfolio turnover rate	6%	9%	27%	7%	14%

(1)  Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

30  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.47	$10.54	$10.87	$10.90	$10.64
Income from investment operations:
Net investment income(1)	0.23	0.25	0.27	0.31	0.32
Net gain (loss) on securities (both realized and unrealized)	0.19	(0.07)	(0.33)	(0.03)	0.26
Total from investment operations	0.42	0.18	(0.06)	0.28	0.58
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.24)	(0.27)	(0.31)	(0.32)
Distributions from capital gains	(0.02)	(0.01)	–	–	–
Total distributions	(0.25)	(0.25)	(0.27)	(0.31)	(0.32)
Net asset value, end of period	$10.64	$10.47	$10.54	$10.87	$10.90
Total return	4.04%	1.74%	(0.55)%	2.61%	5.46%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$7	$8	$9	$8
Ratio of expenses to average net assets	0.94%	0.90%	0.87%	0.87%	0.92%
Ratio of net investment income to average net assets	2.20%	2.33%	2.54%	2.86%	2.93%
Portfolio turnover rate	6%	9%	27%	7%	14%

(1)  Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

31  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.48	$10.55	$10.88	$10.91	$10.65
Income from investment operations:
Net investment income(1)	0.26	0.28	0.31	0.34	0.35
Net gain (loss) on securities (both realized and unrealized)	0.19	(0.06)	(0.34)	(0.03)	0.26
Total from investment operations	0.45	0.22	(0.03)	0.31	0.61
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.28)	(0.30)	(0.34)	(0.35)
Distributions from capital gains	(0.02)	(0.01)	–	–	–
Total distributions	(0.28)	(0.29)	(0.30)	(0.34)	(0.35)
Net asset value, end of period	$10.65	$10.48	$10.55	$10.88	$10.91
Total return	4.35%	2.04%	(0.25)%	2.92%	5.77%
Ratios/supplemental data
Net assets, end of period (in millions)	$30	$43	$51	$47	$32
Ratio of expenses to average net assets	0.64%	0.60%	0.58%	0.58%	0.63%
Ratio of net investment income to average net assets	2.50%	2.63%	2.84%	3.15%	3.21%
Portfolio turnover rate	6%	9%	27%	7%	14%

(1)  Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

32  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

33  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

34  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013

President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY; former director: Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

35  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011

Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010

Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013

Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010

Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019

Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2019; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

36  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Royden P. Durham Louisville, KY (1951)

Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Anthony Tanner Phoenix, AZ (1960)

Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)

Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

37  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013

Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Assistant Secretary of Aquila Municipal Trust since 2018

Assistant Secretary of all funds in the Aquila Group of Funds since 2018; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

38  |  Aquila Churchill Tax-Free Fund of Kentucky

Your Trust’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/18	Ending(1) Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Ending Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Net Annualized Expense Ratio
A	$1,000	$1,036.80	$4.11	$1,020.89	$4.08	0.81%
C	$1,000	$1,033.40	$8.36	$1,016.70	$8.30	1.65%
I	$1,000	$1,037.10	$4.82	$1,020.19	$4.78	0.95%
Y	$1,000	$1,038.60	$3.35	$1,021.64	$3.33	0.66%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares.  Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

39  |  Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2018, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies.  Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2019, $4,663,281 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 93.5% of total dividends paid, were exempt-interest dividends; $292,973 of dividends paid by the Fund constituting 5.9% of total dividends paid were capital gains distributions and the balance was ordinary income.

Prior to February 15, 2020, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2019 calendar year.

40  |  Aquila Churchill Tax-Free Fund of Kentucky

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

James R. Ramsey

Laureen L. White

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Royden P. Durham, Vice President
and Lead Portfolio Manager

Anthony A. Tanner, Vice President

and Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Brandon M. Moody, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-KYAR-0519

Annual Report March 31, 2019

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Aquila Narragansett Tax-Free Income Fund “Municipal Bond Fund Investing – The Basics” Serving Rhode Island investors since 1992

May, 2019

Dear Fellow Shareholder:

We have found over the years that it never hurts to reinforce for shareholders the fundamentals of Aquila Narragansett Tax-Free Income Fund. Therefore, this Annual Report letter is intended to provide you with a brief synopsis of the Fund’s objectives, how we seek to achieve those objectives and the benefits that your Fund provides to you as well as to your fellow Rhode Island residents.

The Fund’s stated objective is to seek to provide as high a level of current income exempt from Rhode Island state and regular federal income taxes as is consistent with preservation of capital.

In simple terms, Aquila Narragansett Tax-Free Income Fund is managed to minimize, to the extent feasible, changes in the Net Asset Value of Fund shares. The high-quality, intermediate maturity strategy of the Fund was developed, and is adhered to, in an effort to manage and seek to minimize the range of share price variation.

Another benefit from an investment in Aquila Narragansett Tax-Free Income Fund is the ability to earn monthly income that is double tax-free. Fund dividends can be used by you to help you pay your living expenses, or they can be reinvested in additional shares of the Fund, thereby providing you the opportunity to benefit from compounding.

How does Aquila Narragansett Tax-Free Income Fund strive to ensure that its objective of capital preservation and tax-free income is accomplished?

The Fund’s investment strategy was developed to facilitate the management of particular types of risk. For example,

•

The average maturity of bonds in the Fund falls in the intermediate range in order to facilitate the management of interest rate risk since, over time, that portion of the yield curve tends to experience less volatility. More detailed information related to interest rate risk is available on our website (www.aquilafunds.com) at https://bit.ly/2EKr69I. The high credit quality of bonds in the Fund facilitates the management of credit risk. Bonds of investment grade quality, such as those held by the Fund, are considered, by the rating agencies, as being capable of making principal and interest payments as scheduled.

Another attribute of the Fund is diversification of the individual municipal bonds across various locations in the State and various kinds of projects. Not only does this help to reduce risk, but it also enhances the quality of life of all shareholders and other residents of the State and helps the economic development of Rhode Island.

NOT A PART OF THE ANNUAL REPORT

We well recognize that you have entrusted your hard-earned dollars to our care. It is a responsibility which your Trustees and Management take very seriously. Rest assured that we intend to continue to do our utmost to merit your confidence.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Narragansett Tax-Free Income Fund ANNUAL REPORT Management Discussion Serving Rhode Island investors since 1992

Aquila Narragansett Tax-Free Income Fund (the “Fund”) seeks to provide as high a level of double tax-free income possible as is consistent with preservation of capital.  We strive to accomplish this by constructing a diversified investment portfolio of investment grade Rhode Island municipal securities. As an extra measure of credit protection to shareholders, some securities owned by the Fund are insured in an attempt to provide for the timely payment of principal and interest when due. Since the Fund’s inception in 1992, a maturity range of between 5 and 15 years has been maintained for the Fund’s portfolio with the goal to produce a reasonable level of income return with relatively high stability for the Fund’s share price. We intend to maintain a similar profile going forward. As of March 31, 2019, the portfolio had an average maturity of 9.06 years.

U.S. Economy

The U.S. economy began to show some signs of slowing towards the end of 2018, although fundamentals still looked, in our view, to be in decent shape. The Federal Reserve (the “Fed”), after four quarterly Discount Rate increases, decided that the need for further tightening was not imminently warranted. The market took this as a sign of economic slowdown and the equity sell-off began in the fourth quarter, with the bottom being found on Christmas Eve. The Fed’s move further resulted in the bond market rallying with interest rates moving to new lows for the year and investors heading for safety in U.S. Treasury securities. The resultant move also began a flat to slightly inverted U.S. Treasury yield curve creating additional fears of a potential recession. During the first quarter of 2019, however, the broader equity markets rallied within a range of 9%-15%. Bonds also rallied during the first quarter, with rates having fallen to new lows and corporate and high yield bond spreads tightening off their end of year 2018 wides. All equity indices had negative returns for the calendar year 2018, while most broad fixed income indices provided little in the way of return as U.S. Government and municipal bonds became safe havens for investors. The S&P 500 ended the 2018 calendar year with a total return of -4.38%. The Barclays Aggregate Bond Index had a total return of 0.01% for the calendar year. International markets had the worst equity returns of the broad indices as the MSCI EAFE and the MSCI Emerging Markets returned -13.79% and -14.58%, respectively, for 2018.

RI Economy

The Rhode Island economy has begun to show a slowing rate of growth. The state’s unemployment rate fell to 3.8% in March 2019 (down 0.4% from the same period a year ago) and in-line with the U.S. rate; however, Rhode Island-based jobs were down 1,000 from the prior year. Although the number of Rhode Island residents employed was higher by 700 over the prior year, March 2019 saw a drop of 600 jobs over the one month period. The number of job sectors having shown growth over the twelve month period ended March 31st has also fallen and the growth figures have also shrunk. Sectors that had the most job growth over the year were Health Care & Social Assistance, Transportation & Utilities and Government. Recent government initiatives have been

1  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

a 5-year $200 million improvement in highways and a highway interchange through downtown Providence, Public School Improvements and expanding collaboration among the State’s colleges and universities to develop new economic initiatives. Certainly one upbeat indicator of potential economic growth was the State’s airport, which saw an increase of over 9% in passenger traffic from 2017 to 2018 calendar year end. This has been as a result of a number of new airlines and routes having been introduced during the year which so far have been well-received by travelers.

Municipal Market

The municipal market had a very good year, in part due to falling supply and increased demand from investors seeking tax-free income as a number of tax deductions were eliminated, as a result of tax reform. While pre-refunded bonds issued after 1/1/2018 are now taxable, the lack of advanced refunding issues in 2018 contributed to the large decrease in municipal issuance during the 2018 calendar year. One notable item of tax reform is that many investors are no longer subject to the Alternative Minimum Tax (“AMT”). This has to do with the phase-in at much higher income levels, which may alleviate the phase-out of the state and local tax deductions for individuals.  With the supply of bonds shrinking and interest rates having moved lower towards the end of 2018 and into the first quarter of 2019, spreads have remained tight.  While there remain fewer options for tax-free income, municipal bonds have kept their value as investors realize what this asset class has to offer, while having endured many tax code changes over the years.

Fund Performance

Returns for Aquila Narragansett Tax-Free Income Fund were below the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) for calendar year 2018. For the fiscal year ending March 31, 2019, performance for the Fund’s Y Share class was 4.34%. This was below the 4.83% return for the Index for the same period. The Fund underperformed its benchmark as a result of adjustments in Fund portfolio holdings during the year to better align the Fund with this specific Index. During this period, we experienced the municipal yield curve flattening mostly on the shorter end, a result of the Fed raising short term interest rates. Longer term rates began to fall most notably during the fourth quarter of 2018 as investors sought safety amid volatile equity markets. The beginning of 2019 saw interest rates hover and dip to  lower levels resulting in a  rise in the Fund’s Net Asset Value (“NAV”). During the first quarter of 2019, the Fund’s portfolio duration shortened further as a number of pre-refunded bonds matured and there was a slight build up in cash given the shortage of supply in bonds that we deemed to be desirable portfolio holdings. The overall credit quality of the portfolio has been maintained at  similar levels as in previous years.

Outlook and Strategy

While the Federal Reserve has put further increases in short-term interest rates on hold pending signs of economic weakness, it has also slowed down the pace of shrinking its balance sheet. More recent concerns have focused on international economic impacts and fiscal policies which may derail the long-standing economic recovery. During the past year, we experienced and had to navigate, at different times, markets that favored short term bonds, long term bonds, high-quality and low-quality bonds. It was clearly a challenging year for municipal bonds; however, as an asset class they have fared well. We would expect municipal bonds to

2  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

continue to have good relative performance given the shortage of supply and the fact that municipal bonds represent one of the last bastions of tax-free income. While the lack of issuance may pose some short term challenges, during the rest of 2019 we expect additional Rhode Island issuance will provide opportunity and value to Fund shareholders. We intend to actively manage interest rate risk based on expected changes in interest rates. As is always prudent, the trade-off of income for interest rate risk needs to be balanced, particularly when monetary policy is less accommodative and signs of inflation increase. While our analysis and decisions are made with what we deem to be the most current information available at the time, the tradeoff between current income and interest rate risk remains a portfolio manager’s challenge while considering that one of the Fund’s hallmarks is to maintain a relatively stable NAV. Despite the potential for more volatile interest rates, we remain steadfast in our commitment to Fund shareholders in an attempt to provide value, regardless of market environment as we have sought to do for over a quarter century.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

3  |  Aquila Narragansett Tax-Free Income Fund

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund (the “Fund”) for the 10-year period ended March 31, 2019 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2019
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 9/10/92
With Maximum Sales Charge	0.02%	2.38%	2.97%	4.34%
Without Sales Charge	4.18	3.23	3.39	4.50
Class C since 5/01/96
With CDSC*	2.30	2.36	2.52	3.30
Without CDSC	3.30	2.36	2.52	3.30
Class F since 11/30/18
No Sales Charge**	N/A	N/A	N/A	3.18
Class I since 11/04/98
No Sales Charge	4.24	3.12	3.26	3.68
Class Y since 5/01/96
No Sales Charge	4.34	3.38	3.54	4.38
Bloomberg Barclays Quality Index	4.83	2.68	3.50	4.63	(Class A)
				4.40	(Class C & Y)
				4.10	(Class I)
				3.46	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

**  Period less than one year.

4  |  Aquila Narragansett Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Narragansett Tax-Free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2019

5  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS MARCH 31, 2019

Principal Amount	General Obligation Bonds (27.9%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Barrington, Rhode Island
$1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$1,144,282
	Bristol, Rhode Island
865,000	3.500%, 08/01/31	NR/AA+/NR	936,060
	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 MAC Insured	A1/AA/NR	1,737,589
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,470,816
750,000	4.300%, 07/01/30 Series 2010 A AGMC Insured	A1/AA/AA+	767,918
1,170,000	5.000%, 08/01/32 Series 2018 A	A1/AA-/AA+	1,404,714
1,515,000	4.250%, 07/15/24 Series B BAMI Insured	A1/AA/AA+	1,685,892
1,000,000	4.250%, 07/15/25 Series B BAMI Insured	A1/AA/AA+	1,129,510
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	531,595
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	533,830
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	815,927
	East Providence, Rhode Island Refunding
2,500,000	4.550%, 05/15/30 AGMC Insured	A2/AA/NR	2,566,775
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	526,635
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A3/AA-/NR	1,058,464
1,020,000	3.700%, 06/01/33 Series A	A3/AA-/NR	1,057,577
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,625,610
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,431,413
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,104,776
	North Kingstown, Rhode Island
1,040,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	1,074,143
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	882,932

6  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Pawtucket, Rhode Island
$1,950,000	4.500%, 07/15/26 AGC Insured	A3/AA/NR	$1,962,851
1,500,000	4.750%, 07/15/29 AGC Insured	A3/AA/NR	1,510,785
1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/A+	1,103,102
	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,248,870
	Providence, Rhode Island
1,500,000	5.000%, 01/15/23 Series 2010 A AGMC Insured Refunding	A2/AA/NR	1,572,855
1,500,000	5.000%, 01/15/26 Series 2010 A AGMC Insured Refunding	A2/AA/NR	1,567,020
975,000	3.625%, 01/15/29 Series A AGMC Insured	A2/AA/A-	1,004,874
2,010,000	3.750%, 01/15/30 Series A AGMC Insured	A2/AA/A-	2,070,762
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A2/AA/A-	1,025,130
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,175,540
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,335,643
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	2,028,920
2,000,000	4.000%, 04/01/32 Series A	Aa2/AA/AA	2,251,940
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	2,015,700
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,238,147
1,000,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,015,110
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,720,095
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,280,000
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,336,820
	Richmond, Rhode Island
1,020,000	3.000%, 08/01/24	Aa3/NR/NR	1,074,386
	Warren, Rhode Island
1,170,000	4.000%, 02/15/33 Series 2018 A	Aa3/NR/NR	1,296,723
	Warwick, Rhode Island
2,000,000	4.000%, 08/01/22 Series 2015 B AGMC Insured	NR/AA/NR	2,139,540

7  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	West Greenwich, Rhode Island
$1,175,000	3.000%, 08/15/26	NR/AA+/NR	$1,260,881
	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 Series A BAMI Insured	Baa2/AA/NR	918,376
	Total General Obligation Bonds		63,640,528

	Revenue Bonds (63.3%)
	Development (5.2%)
	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 Series A AGMC Insured	A2/AA/NR	1,936,183
	Rhode Island Convention Center Authority Refunding
8,000,000	4.000%, 05/15/23 Series A	A1/AA-/AA-	8,662,800
	Rhode Island Infrastructure Efficient Buildings Fund, Green Bonds
1,110,000	4.000%, 10/01/29 Series 2018 A	NR/AA/NR	1,261,537
	Total Development		11,860,520

	Healthcare (3.2%)
	Rhode Island Health & Education Building Corp., Hospital Financing (Care New England)
500,000	5.000%, 09/01/23 Series 2016 B	NR/BB-/BB	547,300
	Rhode Island Health & Education Building Corp., Hospital Financing, Lifespan Obligated Group
1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	1,136,550
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,127,000
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,402,988
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,937,933
	Rhode Island State & Providence Plantations Lease COP (Eleanor Slater Hospital Project)
1,000,000	4.000%, 11/01/32 Series B	Aa3/AA-/AA-	1,080,160
	Total Healthcare		7,231,931

8  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (10.5%)
	Rhode Island Health and Education Building Corp., Bryant University
$1,115,000	4.500%, 12/01/27 Series 2011	A2/A/NR	$1,188,846
1,455,000	4.750%, 12/01/29 Series 2011	A2/A/NR	1,551,379
1,000,000	5.000%, 12/01/30 Series 2011	A2/A/NR	1,074,290
1,425,000	5.000%, 12/01/31 Series 2011	A2/A/NR	1,530,094
	Rhode Island Health and Education Building Corp., Higher Educational Facilities
2,500,000	5.000%, 09/15/30 AGMC Insured	Aa3/NR/NR	2,599,850
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,764,622
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,092,460
2,500,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,602,650
1,000,000	3.500%, 08/15/30 Series B AGMC Insured	A1/AA/NR	1,031,010
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island
1,000,000	4.250%, 09/15/31 Series A	Aa3/A+/NR	1,108,180
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	538,580
2,650,000	4.000%, 09/15/42 Series 2017 A	A1/A+/NR	2,790,159
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,079,300
	Rhode Island Health and Education Facilities Authority, Providence College
1,000,000	4.000%, 11/01/31	A2/A/NR	1,032,680
	Total Higher Education		23,984,100

9  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Housing (4.3%)
	Rhode Island Housing & Mortgage Finance Corp. Home Funding
$1,500,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	$1,512,795
	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity
300,000	3.350%, 10/01/41 Series 68-C	Aa1/AA+/NR	297,894
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,575,950
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,075,020
1,255,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,271,717
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,026,650
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,028,500
	Total Housing		9,788,526

	Public School (23.1%)
	Rhode Island Health and Education Building Corp., Public School Financing Program
795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	937,432
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,903,563
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,662,530
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	Aa3/AA/NR	1,041,580
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,037,870
	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 Series 2015 B BAMI Insured	NR/AA/NR	1,270,281

10  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, East Greenwich
$1,000,000	3.250%, 05/15/29	Aa1/AA+/NR	$1,025,500
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	1,023,620
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,017,310
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,771,259
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
1,000,000	4.000%, 05/15/27 Series 2013 C	NR/AA+/NR	1,056,780
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingstown
1,500,000	3.750%, 05/15/28 Series 2013 A	Aa2/AA+/NR	1,569,285
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
1,000,000	4.000%, 11/15/20 Series 2013 I	Aa3/AA-/NR	1,036,410
1,100,000	4.500%, 11/15/22 Series 2013 I	Aa3/AA-/NR	1,199,297
750,000	5.000%, 05/15/31 Series 2017 G AGMC Insured	Aa3/AA/NR	886,050
500,000	5.000%, 05/15/32 Series 2019 A AGMC Insured†††	Aa3/AA/NR	609,985
500,000	5.000%, 05/15/33 Series 2019 A AGMC Insured†††	Aa3/AA/NR	607,185
500,000	5.000%, 05/15/34 Series 2019 A AGMC Insured†††	Aa3/AA/NR	605,315
500,000	4.000%, 05/15/37 Series 2019 A AGMC Insured†††	Aa3/AA/NR	540,270

11  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
$1,570,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	$1,710,499
1,000,000	4.250%, 05/15/29 Series 2017 E BAMI Insured	Aa3/AA/NR	1,135,230
1,045,000	4.000%, 05/15/31 Series 2018 B	Aa3/NR/NR	1,135,152
1,090,000	4.000%, 05/15/32 Series 2018 B	Aa3/NR/NR	1,177,429
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Scituate
1,285,000	4.500%, 05/15/33 Series 2018 A	NR/AA/NR	1,482,659
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Tiverton, Foster-Glocester, Cranston, East Greenwich
3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	3,314,640
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Narragansett & Scituate
1,665,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	1,909,638
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
1,500,000	3.500%, 05/15/24 Series 2015 A AGMC Insured	Aa3/AA/NR	1,602,810
3,000,000	3.750%, 05/15/27 Series 2015 A AGMC Insured	Aa3/AA/NR	3,222,240
1,500,000	4.000%, 05/15/28 Series 2015 A AGMC Insured	Aa3/AA/NR	1,631,445
2,000,000	4.000%, 05/15/30 Series 2015 B AGMC Insured	Aa3/AA/NR	2,153,740
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
1,000,000	4.250%, 05/15/21 Series 2007 B AGMC Insured	A2/AA/NR	1,001,670

12  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools (continued)
$2,000,000	4.500%, 05/15/22 Series 2013 A	Aa3/NR/NR	$2,152,560
2,000,000	4.500%, 05/15/23 Series 2013 A	Aa3/NR/NR	2,192,660
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,195,140
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	1,091,270
800,000	3.500%, 05/15/26 Series B MAC Insured	NR/AA/NR	852,296
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Woonsocket
500,000	5.000%, 05/15/27 Series 2017 A AGMC Insured	Aa3/AA/NR	597,040
500,000	5.000%, 05/15/28 Series 2017 A AGMC Insured	Aa3/AA/NR	595,015
500,000	5.000%, 05/15/29 Series 2017 A AGMC Insured	Aa3/AA/NR	593,095
	Total Public School		52,547,750

	Transportation (4.7%)
	Rhode Island Commerce Corp., Airport
635,000	5.000%, 07/01/36 Series D	Baa1/A/BBB+	719,766
1,015,000	5.000%, 07/01/37 Series D	Baa1/A/BBB+	1,146,219
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/A/NR	1,776,210
	Rhode Island Commerce Corp., Grant Anticipation (Rhode Island Department of Transportation)
1,850,000	4.000%, 06/15/24	A2/AA-/NR	2,042,900
1,000,000	5.000%, 06/15/31	A2/AA-/NR	1,165,960
	Rhode Island State Economic Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/A/BBB+	1,116,610
2,000,000	4.000%, 07/01/24 Series B	Baa1/A/BBB+	2,140,260
540,000	4.625%, 07/01/26 Series B AGC Insured	A3/AA/BBB+	541,280
	Total Transportation		10,649,205

13  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Turnpike/Highway (4.1%)
	Rhode Island State Turnpike & Bridge Authority
$500,000	4.125%, 12/01/23 Series 2010 A	NR/A-/A	$518,315
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,670,576
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	2,097,300
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	1,046,620
	Rhode Island State Turnpike & Bridge Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	1,366,244
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,602,015
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,061,780
	Total Turnpike/Highway		9,362,850

	Water and Sewer (7.2%)
	Narragansett, Rhode Island Bay Commission Wastewater System
3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	3,442,517
	Rhode Island Clean Water Protection Finance Agency
500,000	4.750%, 10/01/20 1999 Series A AMBAC Insured	Aaa/NR/NR	501,330
	Rhode Island Clean Water Finance Agency, Water Pollution Control Bonds
3,000,000	4.375%, 10/01/21 Series 2002 B NPFG Insured	Aaa/AAA/AAA	3,204,330
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,184,505
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,036,330
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,033,960
	Rhode Island Infrastructure Bank Water, City of Pawtucket
1,730,000	5.000%, 10/01/28 Series 2015 NPFG Insured	Baa2/A/NR	2,018,218

14  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Rhode Island Infrastructure Bank Water, Pollution Control
$2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	$2,883,588
500,000	4.000%, 10/01/32 Series A	NR/AAA/AAA	553,640
	Rhode Island Infrastructure Bank Water, Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	510,210
	Total Water and Sewer		16,368,628

	Other Revenue (1.0%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
2,000,000	5.000%, 09/15/31 Series A AGMC Insured	A2/AA/NR	2,356,540
	Total Revenue Bonds		144,150,050

	Pre-Refunded\ Escrowed to Maturity Bonds (5.7%)††
	Pre-Refunded General Obligation Bonds (1.3%)
	West Warwick, Rhode Island
1,900,000	4.625%, 04/01/26 AGC Insured	A3/AA/NR	1,900,000
1,000,000	4.750%, 04/01/29 AGC Insured	A3/AA/NR	1,000,000
	Total Pre-Refunded General Obligation Bonds		2,900,000

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (4.4%)
	Development (0.6%)
	Rhode Island Convention Center Authority Refunding
1,500,000	5.500%, 05/15/27 Series A AGC Insured	A1/AA/AA-	1,507,215

15  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded/Escrowed to Maturity Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Healthcare (0.5%)
	Rhode Island Health & Education Building Corp., Hospital Financing (Care New England)
$500,000	5.000%, 09/01/20 Series 2013 A ETM	NR/BBB+/BBB+	$524,315
500,000	5.000%, 09/01/22 Series 2013 A ETM	Aa3/AA-/AA-	556,785
	Total Healthcare		1,081,100

	Higher Education (1.5%)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, New England Institute of Technology
1,250,000	4.750%, 03/01/30 Series 2010 A	NR/A-/NR	1,285,450
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
2,000,000	5.000%, 09/15/30 Series 2010 B AGMC Insured	A1/AA/NR	2,098,440
	Total Higher Education		3,383,890

	Public School (0.9%)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,000,000	5.000%, 05/15/26 Series 2011 B	Aa3/NR/NR	1,073,160
	Rhode Island State & Providence Plantations Lease Participation Certificates (School for the Deaf Project)
1,000,000	5.500%, 04/01/27 Series C 2009 AGC Insured	Aa3/AA/AA-	1,000,000
	Total Public School		2,073,160

16  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded/Escrowed to Maturity Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Transportation (0.7%)
	Rhode Island Economic Development Corp. (Rhode Island Department of Transportation)
$1,500,000	5.250%, 06/15/21 AGC Insured	A2/AA/NR	$1,511,490

	Other Revenue (0.2%)
	State of Rhode Island Depositors Economic Protection Corp.
250,000	5.750%, 08/01/21 Series A AGMC Insured ETM	NR/NR/NR*	273,755
215,000	6.375%, 08/01/22 Series A NPFG Insured ETM	NR/NR/NR*	248,011
	Total Other Revenue		521,766
	Total Pre-Refunded\ Escrowed to Maturity Revenue Bonds		10,078,621
	Total Pre-Refunded\ Escrowed to Maturity Bonds		12,978,621
	Total Municipal Bonds (cost $214,070,719)		220,769,199

Shares	Short-Term Investment (2.8%)
6,415,244	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 2.32%** (cost $6,415,244)	Aaa-mf/AAAm/NR	$6,415,244
	Total Investments (cost $220,485,963-note 4)	99.7%	227,184,443
	Other assets less liabilities	0.3	585,344
	Net Assets	100.0%	$227,769,787

17  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	10.3%
Pre-refunded bonds\ ETM bonds††	5.9
Aa of Moody's or AA of S&P or Fitch	63.2
A of Moody's or S&P or Fitch	17.9
Baa of Moody's or BBB of S&P or Fitch	2.5
BB of S&P or Fitch	0.2
100.0%

PORTFOLIO ABBREVIATIONS

AGC - Assured Guaranty Corp.

AGMC - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

MAC - Municipal Assurance Corp.

NPFG - National Public Finance Guarantee

NR - Not Rated

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**

The rate is an annualized seven-day yield at period end.

†

Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††

Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††

Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

18  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2019

ASSETS
Investments at value (cost $220,485,963)	$227,184,443
Interest receivable	2,806,831
Receivable for Fund shares sold	909,278
Other assets	29,351
Total assets	230,929,903

LIABILITIES
Payable for investment securities purchased	2,350,240
Payable for Fund shares redeemed	429,989
Dividends payable	232,659
Management fee payable	80,296
Distribution and service fees payable	300
Accrued expenses payable	66,632
Total liabilities	3,160,116
NET ASSETS	$227,769,787

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$212,115
Additional paid-in capital	221,840,695
Total distributable earnings	5,716,977
$227,769,787
CLASS A
Net Assets	$115,343,329
Capital shares outstanding	10,742,137
Net asset value and redemption price per share	$10.74
Maximum offering price per share (100/96 of $10.74)	$11.19

CLASS C
Net Assets	$7,089,715
Capital shares outstanding	660,266
Net asset value and offering price per share	$10.74

CLASS F
Net Assets	$595,585
Capital shares outstanding	55,538
Net asset value, offering and redemption price per share	$10.72

CLASS I
Net Assets	$203,535
Capital shares outstanding	18,956
Net asset value, offering and redemption price per share	$10.74

CLASS Y
Net Assets	$104,537,623
Capital shares outstanding	9,734,569
Net asset value, offering and redemption price per share	$10.74

See accompanying notes to financial statements.

19  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2019

Investment Income
Interest income		$7,413,377
Expenses
Management fee (note 3)	$1,125,289
Distribution and service fee (note 3)	245,772
Legal fees	104,547
Trustees’ fees and expenses (note 7)	88,356
Transfer and shareholder servicing agent fees	75,646
Fund accounting fees	44,981
Registration fees and dues	40,376
Shareholders’ reports	24,560
Auditing and tax fees	22,700
Custodian fees	11,566
Chief compliance officer services (note 3)	11,114
Insurance	10,177
Miscellaneous	50,987
Total expenses	1,856,071

Management fee waived (note 3)	(178,937)
Net expenses		1,677,134
Net investment income		5,736,243

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(243,253)
Change in unrealized appreciation on investments	3,770,421

Net realized and unrealized gain (loss) on investments		3,527,168
Net change in net assets resulting from operations		$9,263,411

See accompanying notes to financial statements.

20  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income	$5,736,243	$6,198,299
Net realized gain (loss) from securities transactions	(243,253)	268,282
Change in unrealized appreciation on investments	3,770,421	(1,190,321)
Change in net assets resulting from operations	9,263,411	5,276,260

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,839,032)	(3,112,987)

Class C Shares	(126,878)	(179,152)

Class F Shares	(2,972)	—

Class I Shares	(4,695)	(3,220)

Class Y Shares	(2,762,524)	(2,898,922)
Change in net assets from distributions	(5,736,101)	(6,194,281)	†

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	26,782,496	29,178,190
Reinvested dividends and distributions	2,723,727	3,020,286
Cost of shares redeemed	(36,890,776)	(43,358,401)
Change in net assets from capital share transactions	(7,384,553)	(11,159,925)

Change in net assets	(3,857,243)	(12,077,946)

NET ASSETS:
Beginning of period	231,627,030	243,704,976
End of period	$227,769,787	$231,627,030	††
†

All distributions to shareholders from net investment income.

††

Includes accumulated undistributed net investment income of $56,887.

See accompanying notes to financial statements.

21  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2019

1. Organization

Aquila Narragansett Tax-Free Income Fund (the “Fund”), a series of Aquila Municipal Trust and a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the date of this report, there were no Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2019:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$6,415,244
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	220,769,199
Level 3 – Significant Unobservable Inputs	—
Total	$227,184,443
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2016 – 2018) or expected to be taken in the Fund’s 2019 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

f)

Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2019, there were no items identified that have been reclassified among components of net assets.

i)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Fund.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets.

The Manager had contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.68% for Class C Shares, 1.02% for Class I Shares and 0.69% for Class Y Shares through September 30, 2018. Beginning October 1, 2018, the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2019. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2019, the Fund incurred management fees of $1,125,289 of which $178,937 was waived, which included supplemental fee waivers above and beyond the contractual expense cap.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2019, distribution fees on Class A Shares amounted to $169,067, of which the Distributor retained $11,999.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2019, amounted to $57,433. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2019, amounted to $19,144. The total of these payments with respect to Class C Shares amounted to $76,577, of which the Distributor retained $20,089.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2019, these payments were made at the average annual rate of 0.35% of such net assets amounting to $448 of which $128 related to the Plan and $320 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2019, total commissions on sales of Class A Shares amounted to $107,887, of which the Distributor received $10,531.

c)

Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2019, purchases of securities and proceeds from the sales of securities aggregated $18,807,097 and $27,876,990, respectively.

At March 31, 2019, the aggregate tax cost for all securities was $220,485,821. At March 31, 2019, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,819,576 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $120,954 for a net unrealized appreciation of $6,698,622.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2019, the Fund had all of its long-term portfolio holdings invested in the securities of Rhode Island issuers.

27  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,096,378	$11,553,353	918,280	$9,852,667
Reinvested dividends and distributions	188,483	1,988,976	197,704	2,118,372
Cost of shares redeemed	(1,531,447)	(16,103,833)	(2,118,666)	(22,758,789)
Net change	(246,586)	(2,561,504)	(1,002,682)	(10,787,750)
Class C Shares:
Proceeds from shares sold	83,907	884,855	81,382	873,299
Reinvested dividends and distributions	5,101	53,794	8,029	86,057
Cost of shares redeemed	(308,558)	(3,247,106)	(325,827)	(3,491,182)
Net change	(219,550)	(2,308,457)	(236,416)	(2,531,826)
Class F Shares:
Proceeds from shares sold	55,305	585,533	—	—
Reinvested dividends and distributions	276	2,945	—	—
Cost of shares redeemed	(43)	(454)	—	—
Net change	55,538	588,024	—	—
Class I Shares:
Proceeds from shares sold	12,281	129,456	—	—
Reinvested dividends and distributions	413	4,355	300	3,220
Cost of shares redeemed	(2,395)	(25,347)	(4,478)	(47,267)
Net change	10,299	108,464	(4,178)	(44,047)
Class Y Shares:
Proceeds from shares sold	1,289,267	13,629,299	1,717,950	18,452,224
Reinvested dividends and distributions	63,840	673,657	75,886	812,637
Cost of shares redeemed	(1,663,904)	(17,514,036)	(1,593,864)	(17,061,163)
Net change	(310,797)	(3,211,080)	199,972	2,203,698
Total transactions in Trust shares	(711,096)	$(7,384,553)	(1,043,304)	$(11,159,925)

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

7. Trustees’ Fees and Expenses

At March 31, 2019, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2019 was $68,181. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2019, such meeting-related expenses amounted to $20,175.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

At March 31, 2019, the Fund had capital loss carry forwards of $1,010,726 of which $795,279 retains its character of short-term and $215,447 retains its character of long-term, both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

The tax character of distributions was as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018
Net tax-exempt income	$5,681,096	$6,142,535
Ordinary Income	55,005	51,746
	$5,736,101	$6,194,281

As of March 31, 2019, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$289,546
Accumulated net realized loss	(1,010,726)
Unrealized appreciation	6,698,622
Other temporary differences	(232,659)
Post October losses	(27,806)
$5,716,977

The difference between book basis and tax basis undistributed  income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds have been parties to a $40 million credit agreement, which currently terminates on August 28, 2019 (per the August 29, 2018 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2019.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.57	$10.61	$10.92	$10.81	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.26	0.27	0.28	0.30	0.33
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.04)	(0.31)	0.11	0.33
Total from investment operations	0.43	0.23	(0.03)	0.41	0.66
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.27)	(0.28)	(0.30)	(0.33)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.26)	(0.27)	(0.28)	(0.30)	(0.33)
Net asset value, end of period	$10.74	$10.57	$10.61	$10.92	$10.81
Total return (not reflecting sales charge)	4.18%	2.18%	(0.30)%	3.85%	6.35%
Ratios/supplemental data
Net assets, end of period (in millions)	$115	$116	$127	$133	$125
Ratio of expenses to average net assets	0.79%	0.76%	0.77%	0.77%	0.76%
Ratio of net investment income to average net assets	2.51%	2.53%	2.58%	2.78%	3.07%
Portfolio turnover rate	9%	4%	12%	19%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.86%	0.84%	0.85%	0.85%	0.88%
Ratio of investment income to average net assets	2.43%	2.45%	2.50%	2.70%	2.95%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

31  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.57	$10.61	$10.92	$10.81	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.17	0.18	0.19	0.21	0.24
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.04)	(0.31)	0.11	0.33
Total from investment operations	0.34	0.14	(0.12)	0.32	0.57
Less distributions (note 9):
Dividends from net investment income	(0.17)	(0.18)	(0.19)	(0.21)	(0.24)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.17)	(0.18)	(0.19)	(0.21)	(0.24)
Net asset value, end of period	$10.74	$10.57	$10.61	$10.92	$10.81
Total return (not reflecting sales charge)	3.30%	1.31%	(1.14)%	2.97%	5.45%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$9	$12	$14	$16
Ratio of expenses to average net assets	1.63%	1.61%	1.61%	1.62%	1.61%
Ratio of net investment income to average net assets	1.66%	1.68%	1.72%	1.93%	2.22%
Portfolio turnover rate	9%	4%	12%	19%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.71%	1.69%	1.69%	1.70%	1.73%
Ratio of investment income to average net assets	1.58%	1.60%	1.64%	1.85%	2.10%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

32  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

Class F
For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.09
Net gain (loss) on securities (both realized and unrealized)	0.24
Total from investment operations	0.33
Less distributions (note 9):
Dividends from net investment income	(0.09)
Distributions from capital gains	-
Total distributions	(0.09)
Net asset value, end of period	$10.72
Total return	3.18%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$0.6
Ratio of expenses to average net assets	0.63%(2)
Ratio of net investment income to average net assets	2.58%(2)
Portfolio turnover rate	9%(2)

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.71%(2)
Ratio of investment income to average net assets	2.50%(2)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Annualized.

(3)   Not annualized.

See accompanying notes to financial statements.

33  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.56	$10.61	$10.92	$10.80	$10.47
Income (loss) from investment operations:
Net investment income(1)	0.26	0.26	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	0.18	(0.05)	(0.31)	0.12	0.33
Total from investment operations	0.44	0.21	(0.05)	0.40	0.64
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.26)	(0.26)	(0.28)	(0.31)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.26)	(0.26)	(0.26)	(0.28)	(0.31)
Net asset value, end of period	$10.74	$10.56	$10.61	$10.92	$10.80
Total return	4.24%	1.95%	(0.45)%	3.80%	6.20%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.2	$0.1	$0.1	$0.2	$0.2
Ratio of expenses to average net assets	0.83%	0.89%	0.90%	0.92%	0.90%
Ratio of net investment income to average net assets	2.47%	2.41%	2.43%	2.63%	2.93%
Portfolio turnover rate	9%	4%	12%	19%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.91%	0.97%	0.98%	1.00%	1.02%
Ratio of investment income to average net assets	2.39%	2.33%	2.35%	2.55%	2.81%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

34  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.57	$10.61	$10.92	$10.81	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.28	0.29	0.30	0.31	0.34
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.04)	(0.31)	0.11	0.33
Total from investment operations	0.45	0.25	(0.01)	0.42	0.67
Less distributions (note 9):
Dividends from net investment income	(0.28)	(0.29)	(0.30)	(0.31)	(0.34)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.28)	(0.29)	(0.30)	(0.31)	(0.34)
Net asset value, end of period	$10.74	$10.57	$10.61	$10.92	$10.81
Total return	4.34%	2.34%	(0.15)%	4.01%	6.51%
Ratios/supplemental data
Net assets, end of period (in millions)	$105	$106	$104	$101	$93
Ratio of expenses to average net assets	0.64%	0.61%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	2.66%	2.69%	2.73%	2.92%	3.22%
Portfolio turnover rate	9%	4%	12%	19%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.72%	0.69%	0.70%	0.70%	0.73%
Ratio of investment income to average net assets	2.58%	2.61%	2.65%	2.84%	3.10%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

35  |  Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

36  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

37  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013

President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY; former director: Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

38  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011

Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010

Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013

Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010

Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019

Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2019; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

39  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Royden P. Durham Louisville, KY (1951)

Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Anthony Tanner Phoenix, AZ (1960)

Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)

Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

40  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013

Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Assistant Secretary of Aquila Municipal Trust since 2018

Assistant Secretary of all funds in the Aquila Group of Funds since 2018; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

41  |  Aquila Narragansett Tax-Free Income Fund

Your Trust’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/18	Ending(1) Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Ending Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Net Annualized Expense Ratio
A	$1,000	$1,038.60	$4.07	$1,020.94	$4.03	0.80%
C	$1,000	$1,034.30	$8.37	$1,016.70	$8.30	1.65%
F*	$1,000	$1,010.28	$2.05	$1,021.79	$3.18	0.63%
I	$1,000	$1,039.90	$3.81	$1,021.19	$3.78	0.75%
Y	$1,000	$1,039.40	$3.30	$1,021.69	$3.28	0.65%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

*

Commencement of operations.

42  |  Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2018, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies.  Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2019, $5,681,096 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 99% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2020, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2019 calendar year.

43  |  Aquila Narragansett Tax-Free Income Fund

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

CITIZENS INVESTMENT ADVISORS,

A DEPARTMENT OF CITIZENS BANK, N. A.

One Citizens Plaza

Providence, Rhode Island 02903

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

James R. Ramsey

Laureen L. White

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President
and Secretary

Marie E. Aro, Senior Vice President

Stephen J. Caridi, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-RIAR-0519

Annual Report March 31, 2019

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Aquila Tax-Free Fund of Colorado “Municipal Bond Fund Investing – The Basics” Serving Colorado investors since 1987

May, 2019

Dear Fellow Shareholder:

We have found over the years that it never hurts to reinforce for shareholders the fundamentals of Aquila Tax-Free Fund of Colorado. Therefore, this Annual Report letter is intended to provide you with a brief synopsis of the Fund’s objectives, how we seek to achieve those objectives and the benefits that your Fund provides to you as well as to your fellow Colorado residents.

The Fund’s stated objective is to seek to provide as high a level of current income exempt from Colorado state and regular federal income taxes as is consistent with preservation of capital.

In simple terms, Aquila Tax-Free Fund of Colorado is managed to minimize, to the extent feasible, changes in the Net Asset Value of Fund shares. The high-quality, intermediate maturity strategy of the Fund was developed, and is adhered to, in an effort to manage and seek to minimize the range of share price variation.

Another benefit from an investment in Aquila Tax-Free Fund of Colorado is the ability to earn monthly income that is double tax-free. Fund dividends can be used by you to help you pay your living expenses, or they can be reinvested in additional shares of the Fund, thereby providing you the opportunity to benefit from compounding.

How does Aquila Tax-Free Fund of Colorado strive to ensure that its objective of capital preservation and tax-free income is accomplished?

The Fund’s investment strategy was developed to facilitate the management of particular types of risk. For example,

•

The average maturity of bonds in the Fund falls in the intermediate range in order to facilitate the management of interest rate risk since, over time, that portion of the yield curve tends to experience less volatility. More detailed information related to interest rate risk is available on our website (www.aquilafunds.com) at https://bit.ly/2EKr69I. The high credit quality of bonds in the Fund facilitates the management of credit risk. Bonds of investment grade quality, such as those held by the Fund, are considered, by the rating agencies, as being capable of making principal and interest payments as scheduled.

Another attribute of the Fund is diversification of the individual municipal bonds across various locations in the State and various kinds of projects. Not only does this help to reduce risk, but it also enhances the quality of life of all shareholders and other residents of the State and helps the economic development of Colorado.

NOT A PART OF THE ANNUAL REPORT

We well recognize that you have entrusted your hard-earned dollars to our care. It is a responsibility which your Trustees and Management take very seriously. Rest assured that we intend to continue to do our utmost to merit your confidence.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion Serving Colorado investors since 1987

U.S. Economy

U.S. economic data continues to be solid. 2018 exhibited a strong Gross Domestic Product (“GDP”) growth pace of 2.9%. While economic growth peaked during the second quarter of 2018 at 4.2% and then declined during the third and fourth quarters, it has since picked up (to 3.2%) during the first quarter of 2019. The U.S. labor market remains strong with a low 3.8% unemployment rate as of March 29, 2019, which is near the lowest level seen in the past 20 years. As a result, wage growth is increasing and overall inflation has declined due to lower energy prices. Consumer confidence is steadily declining as household spending and business fixed investments grow at a slower pace.  Overall, economic activity continues to expand at a moderate pace and labor market conditions remain solid as unemployment rates remain low.

The Treasury yield curve inverted at the end of March 2019 for the first time since July 2007, as the 10-year Treasury yield fell below the 3-month T-bills yield. The Federal Reserve (the “Fed”) has paused with interest rate hikes, which are currently on hold for 2019, as it lowered its projected rate hikes in 2019 from two to zero. This move came amid the U.S. economy growing at trend with inflation close to target, low unemployment and a policy rate in a range of about neutral.

Furthermore, a global economic slowdown would place additional resistance on U.S. economic growth. In Asia, China’s economy shows signs of slowing as trade tensions create additional headwinds while the U.S. and China try to hammer out a trade deal. Japan’s economy contracted 2.6% in the third quarter of 2018 and rebounded in the fourth quarter to grow at 1.4% and risks are on the downside in 2019, due to Japan’s significant exposure to China. While across the Atlantic, Britain faces a challenging political environment as its Parliament has rejected Theresa May’s Brexit deal for the third time, potentially disrupting the European Union (“EU”) and British economies. EU retaliatory tariffs persist as a result of U.S. steel and aluminum tariffs.

Municipal Market

The more things change, the more they stay the same fits the evolution of the municipal (“Muni”) bond yield curve over the past 15 months. Early last year, the consensus within the Muni market was the Fed would proceed with continued rate hikes. However, the market’s opinion changed over the Fall and into Winter. Now many believe the possibility of a rate cut later this year is in the cards. As a result, the increases in yields experienced in 2018 have been reversed. The first quarter of 2019 was a particularly volatile period within the Muni market, primarily due to a combination of a continued supply imbalance and increased demand from individuals as a result of the $10,000 cap on state and local tax deductions, or SALT.

1  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

The current Bloomberg municipal evaluated pricing yield curve is now only marginally steeper than it was at the beginning of 2018.

Several factors continue to support the increase in Muni demand:

Munis represent one of the last refuges for providing tax-exempt income, both at the state and federal levels. Over the past quarter, analysts have credited the $10,000 cap on SALT deductions with driving demand in the municipal bond market for investors seeking tax-exempt income. According to Lipper U.S. Fund Flows, investors have added more money to municipal-focused mutual funds during 2019 than they have during any similar time-period since 1992. This influx of capital has helped sustain a five-month rally, driving Municipal/Treasury ratios to the lowest levels since 2001.

State and local governments have generally recovered from the great recession ten years ago. Revenues have generally increased and credit ratings have improved for the most part.

As stock price volatility increases, investors are reminded of the importance of diversifying their portfolio investments.

The amount of new issue supply is not enough to satiate existing demand. According to SIFMA (the Securities Industry and Financial Markets Association) data, municipal bond issuance was down 24.5% for 2018 versus 2017.  Furthermore, issuance is not rapidly increasing, even with the reduction in rates, as recent tax law changes eliminated the pre-refunding of existing issues.

Colorado Economy

Colorado’s economic growth has continued to increase over this past year and is expected to increase at a slower pace in 2019. GDP jumped 3.8% in the third quarter of 2018. Oil production remains at record levels, increasing by 18.2% in 2018 over the prior year as drilling rigs stayed constant at 34 throughout 2018, even as oil prices declined by 39% in the fourth quarter. Employment growth remains positive across almost all industries in the State, except for the Federal Government and finance and insurance sectors, which declined slightly. Greeley and the San Luis Valley experienced the most job growth during 2018, at 4.4% and 4.1%. Nevertheless, Colorado’s unemployment rate of 3.7% in February 2019 remains near the national average, even as it began to tick up since July 2017, due to a tight labor market. Oil and gas, construction, leisure and hospitality, professional and business services are all expected to lead Colorado in employment growth through 2019.

In February 2019, the statewide median price for single-family homes rose to $384,900, an increase of 2.6% over February 2018. According to data released by S&P/Case-Shiller, Denver was fourth in the nation for home price growth in 2018. Home price appreciation is expected to slow in the Denver and northern Front Range area while more affordable areas of the state will continue to experience strong growth as interest rates rise and new supply comes to market.

2  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

According to the Colorado Legislative Council, the State’s March 2019 revenue forecast for general fund revenues is $12.19 billion, up 4.0% from fiscal year 2018. Colorado general fund revenue growth is expected to increase 3.7% in fiscal year 2020, due to the impact of tax reform wearing off, higher interest rates, continued employment growth and moderate increases in business investment and consumer spending. Inflationary pressures, a tight labor market, rising home prices and an aging population are expected to constrain economic growth while international trade policies and tariffs could put upward pressure on consumer and business prices.

Overall, 2018 was a strong year for municipal issuance in Colorado -- the state experienced its fourth highest year of issuance out of the last 11 years.  Notable issues from the past year in which Aquila Tax-Free Fund of Colorado (the “Fund”) participated included the $240 million State of Colorado Building Excellent Schools Today Certificates of Participation, the $326 million Jefferson County School District General Obligation Bonds and the $375 million Poudre School District General Obligation Bonds.

Fund Performance

The total return for the Fund’s A share class, based upon net asset value (“NAV”), was 3.86% for the year ended March 31, 2019. Please visit www.aquilafunds.com for additional performance information. The Bloomberg Barclays Quality Intermediate Index (the “Index”) returned 4.83% for the same period.

The two primary factors for the Fund’s underperformance were the Fund’s shorter duration and its overweighting in pre-refunded securities. Another headwind to relative performance was that the Fund had less exposure to the hospital sector as we believe quality spreads have approached their lows in this cycle. As a part of our overall defensive portfolio strategy, we have purposely maintained a heightened exposure to pre-refunded bonds as a source for liquidity and current yield. Factors that provided positive contributions to performance compared to the Index were an overweighting of securities in the 7-10 year range and a greater exposure to school district bonds.

Fund Strategy

Currently, Aquila Tax-Free Fund of Colorado is postured defensively with a 6.82 year average maturity, effective duration at 4.14 years and over 15% of the portfolio allocated to pre-refunded bonds that are backed by U.S. Treasury securities. Credit quality has remained very high, with over 93% of the portfolio rated AA or higher. In recent months, we have begun to reduce the Fund’s holdings of short pre-refunded securities as interest rates on shorter securities declined more than longer maturities. We anticipate that the portfolio will most likely experience a slight lengthening of maturity and duration, as short pre-refunded bonds are sold or mature, and proceeds reinvested in the 10 to 13 year maturity range as we seek to take advantage of the steeper municipal yield curve.  Over the next year, we expect the portfolio will continue to maintain its allocation to high quality, intermediate maturity, and liquid bonds with the objective of maximizing yield while maintaining credit quality and

3  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

limiting interest rate volatility exposure.  We believe our defensive strategy should perform well during the rapidly changing interest rate and credit environments. We intend to closely monitor the shape of the yield curve and credit spreads before making any portfolio adjustments. Although we expect to lengthen the portfolio slightly, we do not anticipate reducing credit quality until lower investment grade credits provide greater value.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment may go down.  In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities.  Interest rates in the U. S. have begun to rise after having been at historical lows for some time, so the Fund faces a heightened risk that interest rates may continue to rise.  A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors.  The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax.  Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report.  These statements should not be relied upon for any other purpose.  Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

4  |  Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado (the “Fund”) for the 10-year period ended March 31, 2019 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2019
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(0.30)%	1.87%	3.08%	4.75%
Without Sales Charge	3.86	2.71	3.50	4.88
Class C since 4/30/96
With CDSC*	1.88	1.75	2.52	2.99
Without CDSC	2.88	1.75	2.52	2.99
Class Y since 4/30/96
No Sales Charge	3.90	2.77	3.54	4.11
Bloomberg Barclays Quality Index	4.83	2.68	3.50	5.14	(Class A)
				4.40	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5  |  Aquila Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Fund of Colorado:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund of Colorado (the “Fund”), including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2019

6  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS MARCH 31, 2019

Principal Amount	General Obligation Bonds (35.4%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (0.4%)
	Englewood, Colorado
$1,000,000	5.000%, 12/01/30	NR/AA+/NR	$1,223,320

	Metropolitan District (3.0%)
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/AA-	2,884,180
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,191,710
	Meridian Metropolitan District, Colorado Refunding Series A
1,645,000	4.500%, 12/01/23	NR/A-/A	1,754,393
	Poudre Tech Metropolitan District, Colorado Unlimited Property Tax Supported Revenue Refunding & Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA/NR	2,080,625
	Total Metropolitan District		7,910,908

	School Districts (31.5%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa2/AA/NR	3,531,780
1,000,000	5.000%, 12/15/25	Aa2/AA/NR	1,207,300
1,435,000	5.000%, 12/15/29	Aa2/AA/NR	1,741,760
1,000,000	5.500%, 12/15/31	Aa2/AA/NR	1,286,180
	Adams County, Colorado School District #50
1,000,000	4.000%, 12/01/23	Aa2/AA/NR	1,084,050
3,000,000	4.000%, 12/01/24	Aa2/AA/NR	3,244,350
	Adams & Arapahoe Counties, Colorado Joint School District #28J
1,000,000	5.000%, 12/01/30	Aa2/NR/AA	1,202,740

7  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Adams & Weld Counties, Colorado School District #27J
$1,030,000	5.000%, 12/01/22	Aa2/AA/NR	$1,155,402
2,000,000	5.000%, 12/01/24	Aa2/AA/NR	2,240,460
1,000,000	5.000%, 12/01/25	Aa2/AA/NR	1,179,770
1,060,000	5.000%, 12/01/28	Aa2/AA/NR	1,270,198
3,895,000	5.000%, 12/01/29	Aa2/AA/NR	4,639,724
1,150,000	5.000%, 12/01/29	Aa2/AA/NR	1,412,039
	Arapahoe County, Colorado School District #001 Englewood
1,465,000	5.000%, 12/01/27	Aa2/NR/NR	1,751,056
	Arapahoe County, Colorado School District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,211,200
	Boulder, Larimer & Weld Counties, Colorado Series A
2,000,000	5.000%, 12/15/24	Aa2/AA+/NR	2,362,720
	Boulder, Larimer & Weld Counties, Colorado Series C
2,000,000	5.000%, 12/15/28	Aa2/AA+/NR	2,439,220
	Boulder, Larimer & Weld Counties, Colorado, St. Vrain Valley School District RE-1J Series C
1,000,000	5.000%, 12/15/29	Aa2/AA+/NR	1,212,180
	Denver, Colorado City & County School District No. 1
3,000,000	4.000%, 12/01/26	Aa1/AA+/AA+	3,172,770
2,000,000	5.000%, 12/01/29	Aa1/AA+/AA+	2,424,580
	Denver, Colorado City & County School District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa1/AA+/AA+	2,357,160
4,000,000	5.000%, 12/01/27	Aa1/AA+/AA+	4,674,600
	Douglas County, Colorado School District No. RE 1, Douglas & Elbert Counties Series B
1,000,000	5.000%, 12/15/31	Aa1/AA+/AA+	1,239,770

8  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
$1,170,000	5.000%, 12/01/25	Aa2/AA/NR	$1,340,644
1,000,000	5.000%, 12/01/29	Aa2/AA/NR	1,211,500
	El Paso County, Colorado School District #2, Harrison
2,000,000	5.000%, 12/01/31	Aa2/AA/NR	2,472,360
	El Paso County, Colorado School District #20 Refunding
1,945,000	4.375%, 12/15/23	Aa2/NR/NR	2,086,110
2,255,000	5.000%, 12/15/29	Aa2/NR/NR	2,729,880
	Garfield, Pitkin, & Eagle Counties, Colorado School District #RE-1 Roaring Fork
1,600,000	5.000%, 12/15/27	Aa2/NR/NR	1,913,872
	Jefferson County, Colorado School District #R-1 Refunding
2,225,000	5.000%, 12/15/30	Aa2/AA/NR	2,725,180
1,500,000	5.000%, 12/15/30	Aa2/AA/NR	1,866,135
2,500,000	5.000%, 12/15/31	Aa2/AA/NR	3,092,050
	La Plata County, Colorado School District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,217,920
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa2/NR/NR	1,197,570
1,000,000	5.000%, 12/15/30	Aa2/NR/AA+	1,244,090
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,639,605
	Mesa County, Colorado Valley School District No. 051, Grand Junction Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,452,070

9  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	San Miguel County, Colorado School District R-1 Telluride
$1,055,000	5.000%, 12/01/25	Aa2/AA/NR	$1,239,667
	Summit County, Colorado School District No. RE 1 Refunding
2,000,000	4.000%, 12/01/24	Aa1/NR/NR	2,116,800
2,000,000	5.000%, 12/01/28	Aa1/NR/NR	2,434,520
	Total School Districts		84,020,982

	Water & Sewer (0.5%)
	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,342,463
	Total General Obligation Bonds		94,497,673

	Revenue Bonds (47.0%)
	Airport (3.3%)
	Denver, Colorado City & County Airport Revenue System, Series A
4,340,000	5.000%, 11/15/24	A1/A+/AA-	4,580,132
1,210,000	5.250%, 11/15/28	A1/A+/AA-	1,236,027
3,000,000	5.250%, 11/15/29	A1/A+/AA-	3,064,170
	Total Airport		8,880,329

	Electric (2.3%)
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A
1,000,000	5.000%, 11/15/27	Aa2/AA/AA	1,194,200
295,000	4.750%, 11/15/27	Aa2/AA/NR	300,699
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A-1
835,000	4.000%, 11/15/26	Aa2/AA/AA	863,540
840,000	4.000%, 11/15/27	Aa2/AA/AA	870,215

10  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Colorado Springs, Colorado Utilities Revenue Refunding Series B
$2,600,000	5.000%, 11/15/23	Aa2/AA/AA	$2,909,972
	Total Electric		6,138,626

	Higher Education (14.4%)
	Colorado Educational & Cultural Facility Authority, University Corp. Atmosphere Project, Refunding
935,000	5.000%, 09/01/22	A2/A+/NR	976,907
	Colorado Educational & Cultural Facility Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	913,242
7,000,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	8,136,310
	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,210,850
	Colorado School of Mines Institutional Enterprise, Series B
1,845,000	5.000%, 12/01/29	A1/A+/NR	2,249,073
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, Araphoe Community College, Series 2017A
1,000,000	5.000%, 11/01/30	Aa3/NR/NR	1,206,370
	Colorado State Board of Governors University Enterprise System, Series C
2,905,000	5.000%, 03/01/26 SHEIP Insured	Aa2/AA/NR	3,426,796
1,250,000	5.000%, 03/01/28 SHEIP Insured	Aa2/AA/NR	1,539,775
2,100,000	5.000%, 03/01/29 SHEIP Insured	Aa2/AA/NR	2,571,555
	University of Colorado Enterprise System, Series A
2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	3,092,281
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa1/NR/AA+	1,421,731

11  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	University of Colorado Enterprise System, Series A-1
$2,000,000	5.000%, 06/01/28	Aa1/NR/AA+	$2,528,240
	University of Colorado Enterprise System, Refunding, Series B
1,680,000	4.000%, 06/01/23	Aa1/NR/AA+	1,725,058
	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
1,000,000	5.000%, 06/01/25 SHEIP Insured	Aa2/AA/NR	1,153,160
2,810,000	5.000%, 06/01/26 SHEIP Insured	Aa2/AA/NR	2,998,382
2,940,000	5.000%, 06/01/28 SHEIP Insured	Aa2/AA/NR	3,137,098
	Total Higher Education		38,286,828

	Hospital (1.5%)
	Colorado Health Facility Authority, Catholic Health Initiatives, Series D
1,000,000	6.000%, 10/01/23	Baa1/BBB+/BBB+	1,003,690
	Colorado Health Facility Authority, Sisters Leavenworth, Refunding
3,000,000	5.250%, 01/01/25	Aa3/AA-/AA-	3,078,420
	Total Hospital		4,082,110

	Lease (12.0%)
	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,321,804
	Aurora, Colorado COP, Refunding Series A
1,500,000	5.000%, 12/01/26	Aa2/AA/NR	1,533,210
	Brighton, Colorado COP Refunding Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,958,026
	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,706,415
	Colorado State BEST COP Series K
2,500,000	5.000%, 03/15/30	Aa2/AA-/NR	3,012,950
2,500,000	5.000%, 03/15/31	Aa2/AA-/NR	2,984,950

12  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Lease (continued)
	Colorado State BEST COP Series M
$2,000,000	5.000%, 03/15/31	Aa2/AA-/NR	$2,431,900
	Colorado State Higher Education Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	2,048,280
	Denver, Colorado City & County COP, Convention Center Expansion Project Series 2018A
1,500,000	5.000%, 06/01/30	Aa2/AA+/AA+	1,781,835
	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,283,218
	Douglas County, Colorado COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,833,870
	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,638,916
	Jefferson County, Colorado School District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/AA-/NR	1,180,290
	Rangeview Library District Project, Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	2,989,203
	Thompson School District No R2-J (Larimer, Weld And Boulder Counties, Colorado COP, Series 2014
750,000	4.500%, 12/01/26	Aa3/NR/NR	852,052
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,540,946
	Total Lease		32,097,865

	Sales Tax (3.9%)
	Boulder, Colorado General Fund Capital Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AAA/NR	2,405,352

13  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Broomfield, Colorado Sales & Use Tax
$1,000,000	5.000%, 12/01/30	Aa3/NR/NR	$1,215,390
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA/NR	1,106,817
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/26 BAMAC Insured	A1/AA/NR	1,175,690
	Grand Junction, Colorado General Fund
1,900,000	5.000%, 03/01/23	NR/AA/NR	2,051,373
	Pueblo, Colorado Urban Renewal Authority, Refunding & Improvement, Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,357,688
	Westminster, Colorado Economic Development Authority, Mandalay Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/AA-/NR	1,173,941
	Total Sales Tax		10,486,251

	Transportation (0.9%)
	Regional Transportation District, Colorado COP, Series A
2,000,000	5.000%, 06/01/26	Aa3/AA-/AA-	2,349,140

	Water & Sewer (8.7%)
	Arapahoe, Colorado Water & Wastewater Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,550,208
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,187,168
	Broomfield, Colorado Sewer and Waste Water
1,975,000	4.000%, 12/01/21 AGMC Insured	Aa3/NR/NR	2,099,899
1,550,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,731,071
	Broomfield, Colorado Water Activity Enterprise
3,385,000	5.000%, 12/01/21	Aa3/NR/NR	3,682,406

14  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water & Sewer (continued)
	Colorado Water Resource & Power Development Authority
$925,000	5.000%, 09/01/25	Aaa/AAA/AAA	$1,111,017
	Denver, Colorado City and County Board Water Commissioners Master Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,065,490
	Denver, Colorado City and County Board Water Commissioners, Series B
850,000	5.000%, 09/15/29	Aaa/AAA/AAA	1,053,490
	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	2,065,454
	North Weld County, Colorado Water District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,585,511
	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA+/NR	1,092,460
	Thornton, Colorado Water Enterprise Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,163,848
	Woodmoor, Colorado Water & Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,745,737
	Total Water & Sewer		23,133,759
	Total Revenue Bonds		125,454,908

	Pre-Refunded Bonds\ Escrowed to Maturity (15.0%)††
	Pre-Refunded General Obligation Bonds (3.2%)
	Metropolitan District (0.8%)
	Park Creek Metropolitan District, Colorado Revenue Refunding & Improvement - Senior Property Tax Support
2,000,000	5.500%, 12/01/21 AGC Insured	NR/AA/NR	2,052,600

15  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded\Escrowed to Maturity General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School Districts (2.4%)
	Arapahoe County, Colorado School District #001 Englewood
$3,235,000	5.000%, 12/01/27	Aa2/NR/NR	$3,531,294
	Denver, Colorado City & County School District No. 1
3,000,000	5.250%, 12/01/27	Aa1/AA+/NR	3,018,570
	Total School Districts		6,549,864
	Total Pre-Refunded General Obligation Bonds		8,602,464

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (11.8%)
	Electric (1.2%)
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A
1,705,000	4.750%, 11/15/27	NR/NR/NR*	1,739,015
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A-1
165,000	4.000%, 11/15/26	NR/NR/NR*	171,546
160,000	4.000%, 11/15/27	NR/NR/NR*	166,347
	Colorado Springs, Colorado Utilities Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA/AA	1,189,415
	Total Electric		3,266,323

	Higher Education (4.8%)
	Adams State College, Colorado Auxiliary Facilities Improvement Series A
1,000,000	5.200%, 05/15/27 SHEIP Insured	Aa2/AA/NR	1,004,390
	Colorado Educational & Cultural Facility Authority, University Corp. Atmosphere Project, Refunding
765,000	5.000%, 09/01/22	NR/NR/NR*	801,651
1,635,000	5.000%, 09/01/28	A2/A+/NR	1,713,333

16  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Colorado State Board of Governors University Enterprise System, Series A
$2,300,000	5.000%, 03/01/25 SHEIP Insured	Aa2/AA/NR	$2,529,333
	University of Colorado Enterprise System
1,270,000	5.000%, 06/01/25	Aa1/NR/AA+	1,479,741
2,000,000	5.000%, 06/01/27	Aa1/NR/AA+	2,011,400
2,000,000	4.750%, 06/01/27	Aa1/NR/AA+	2,138,740
	Western State College, Colorado Institutional Enterprise, Series A
1,160,000	5.000%, 05/15/24 SHEIP Insured	Aa2/AA/NR	1,204,753
	Total Higher Education		12,883,341

	Hospital (0.8%)
	Colorado Health Facility Authority Hospital Revenue, NCMC, Inc. Project, Series A
2,000,000	5.250%, 05/15/26 AGMC Insured	NR/AA/NR	2,008,900

	Lease (2.4%)
	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa2/NR/NR	2,099,560
	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,159,960
	Garfield County, Colorado COP Public Library District
1,000,000	5.375%, 12/01/27	NR/A/NR	1,025,480
	Total Lease		6,285,000

	Sales Tax (1.5%)
	Denver, Colorado City & County Excise Tax Refunding Series A
4,000,000	5.250%, 09/01/19 AGMC Insured ETM	NR/AA/NR	4,062,440

17  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Miscellaneous Revenue (1.1%)
	Colorado Educational & Cultural Facility Authority, Independent School Revenue Refunding, Kent Denver School Project
$1,000,000	5.000%, 10/01/30	NR/A/NR	$1,017,020
	Colorado Educational & Cultural Facility Authority, Independent School Revenue Refunding, Vail Mountain School Project
1,820,000	6.000%, 05/01/30	NR/BBB-/NR	1,906,232
	Total Miscellaneous Revenue		2,923,252
	Total Pre-Refunded\ Escrowed to Maturity Revenue Bonds		31,429,256
	Total Pre-Refunded\ Escrowed to Maturity Bonds		40,031,720
	Total Municipal Bonds (cost $251,405,285)		259,984,301

Shares	Short-Term Investment (1.6%)
4,278,318	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 2.32%** (cost $4,278,318)	Aaa-mf/AAAm/NR	$4,278,318

	Total Investments (cost $255,683,603-note 4)	99.0%	264,262,619
	Other assets less liabilities	1.0	2,768,240
	Net Assets	100.0%	$267,030,859

18  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	2.2%
Pre-refunded bonds/ETM bonds ††	15.4
Aa of Moody's or AA of S&P or Fitch	75.1
A of Moody's or S&P or Fitch	6.9
Baa of Moody's or BBB of S&P or Fitch	0.4
100.0%

PORTFOLIO ABBREVIATIONS

AGC - Assured Guaranty Corp.

AGMC - Assured Guaranty Municipal Corp.

BAMAC -Build America Mutual Assurance Company

BEST - Building Excellent Schools Today

COP - Certificates of Participation

ETM -  Escrowed to Maturity

NCMC - Northern Colorado Medical Center

NPFG - National Public Finance Guarantee

NR - Not Rated

SHEIP - State Higher Education Intercept Program

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

†

Where applicable, calculated using the highest rating of the three NRSRO.

††

Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.  Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date.  Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

19  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2019

ASSETS
Investments at value (cost $255,683,603)	$264,262,619
Interest receivable	3,244,636
Receivable for Fund Shares sold	114,449
Other assets	33,265
Total assets	267,654,969

LIABILITIES
Payable for Fund shares redeemed	347,011
Management fee payable	108,251
Dividends payable	94,460
Distribution and service fees payable	353
Accrued expenses payable	74,035
Total liabilities	624,110
NET ASSETS	$267,030,859

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$255,106
Additional paid-in capital	260,169,385
Total distributable earnings	6,606,368
$267,030,859
CLASS A
Net Assets	$187,682,158
Capital shares outstanding	17,940,465
Net asset value and redemption price per share	$10.46
Maximum offering price per share (100/96 of $10.46)	$10.90

CLASS C
Net Assets	$9,454,802
Capital shares outstanding	905,884
Net asset value and offering price per share	$10.44

CLASS Y
Net Assets	$69,893,899
Capital shares outstanding	6,664,218
Net asset value, offering and redemption price per share	$10.49

See accompanying notes to financial statements.

20  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2019

Investment Income
Interest income		$8,291,483
Expenses
Management fees (note 3)	$1,358,169
Distribution and service fees (note 3)	218,689
Transfer and shareholder servicing agent fees	118,846
Legal fees	100,350
Trustees’ fees and expenses (note 7)	98,366
Registration fees and dues	25,219
Auditing and tax fees	23,500
Shareholders’ reports	19,180
Insurance	12,715
Chief compliance officer services (note 3)	11,114
Custodian fees	10,228
Miscellaneous	54,744
Total expenses	2,051,120

Management fees waived (note 3)	(54,327)
Net expenses		1,996,793
Net investment income		6,294,690

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(250,924)
Change in unrealized appreciation on investments	4,006,658
Net realized and unrealized gain (loss) on investments		3,755,734
Net change in net assets resulting from operations		$10,050,424

See accompanying notes to financial statements.

21  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income	$6,294,690	$7,492,654
Net realized gain (loss) from securities transactions	(250,924)	191,227
Change in unrealized appreciation on investments	4,006,658	(5,950,101)
Change in net assets resulting from operations	10,050,424	1,733,780

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(4,459,102)	(5,097,512)

Class C Shares	(174,388)	(281,609)

Class Y Shares	(1,658,020)	(2,103,049)
Change in net assets from distributions	(6,291,510)	(7,482,170)	†

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	42,655,633	44,409,789
Reinvested dividends and distributions	4,952,336	5,801,919
Cost of shares redeemed	(71,502,581)	(69,526,366)
Change in net assets from capital share transactions	(23,894,612)	(19,314,658)
Change in net assets	(20,135,698)	(25,063,048)

NET ASSETS:
Beginning of period	287,166,557	312,229,605
End of period	$267,030,859	$287,166,557	††

†

All distributions to shareholders from net investment income.

††

Includes accumulated undistributed net investment income of $13,481.

See accompanying notes to financial statements.

22  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS MARCH 31, 2019

1. Organization

Aquila Tax-Free Fund of Colorado (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Fund of Colorado), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares or Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

23  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2019:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$4,278,318
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	259,984,301
Level 3 – Significant Unobservable Inputs	—
Total	$264,262,619
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2016 – 2018) or expected to be taken in the Fund’s 2019 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)

Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

24  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2019, there were no items identified that have been reclassified among components of net assets.

i)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management has reviewed this provision and has concluded that there is no impact to the Fund.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund. The Manager has contractually agreed to waive fees through September 30, 2019 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Advisory Agreement such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. For the year ended March 31, 2019, the Fund incurred management fees of $1,358,169 of which $54,327 was waived under the contractual fee waiver.

25  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. The Sub-Adviser has contractually agreed to waive its fee through September 30, 2018 such that its annual rate of fees is at 0.18% of net assets of the Fund up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Fund’s Distribution Plan applicable to Class A Shares permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.05%. For the year ended March 31, 2019, distribution fees on Class A Shares amounted to $94,189 of which the Distributor retained $5,087.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2019, amounted to $93,375. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified

26  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2019, amounted to $31,125. The total of these payments with respect to Class C Shares amounted to $124,500 of which the Distributor retained $30,795.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2019, total commissions on sales of Class A Shares amounted to $37,820 of which the Distributor received $14,685.

c)

Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2019, purchases of securities and proceeds from the sales of securities aggregated $17,763,989 and $38,660,896, respectively.

At March 31, 2019, the aggregate tax cost for all securities was $255,680,423. At March 31, 2019, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $8,642,460 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $60,264 for a net unrealized appreciation of $8,582,196.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations.  At March 31, 2019, the Fund had all of its long-term portfolio holdings invested in the securities of Colorado issuers.

27  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	2,006,988	$20,656,234	1,596,193	$16,824,779
Reinvested dividends and distributions	353,566	3,642,341	397,825	4,185,070
Cost of shares redeemed	(3,395,374)	(34,894,845)	(2,843,641)	(29,894,097)
Net change	(1,034,820)	(10,596,270)	(849,623)	(8,884,248)

Class C Shares:
Proceeds from shares sold	221,827	2,268,707	162,833	1,710,084
Reinvested dividends and distributions	15,015	154,222	23,664	248,550
Cost of shares redeemed	(818,367)	(8,381,672)	(672,183)	(7,056,082)
Net change	(581,525)	(5,958,743)	(485,686)	(5,097,448)

Class Y Shares:
Proceeds from shares sold	1,912,487	19,730,692	2,450,461	25,874,926
Reinvested dividends and distributions	111,901	1,155,773	129,863	1,368,299
Cost of shares redeemed	(2,736,692)	(28,226,064)	(3,093,046)	(32,576,187)
Net change	(712,304)	(7,339,599)	(512,722)	(5,332,962)
Total transactions in Fund shares	(2,328,649)	$(23,894,612)	(1,848,031)	$(19,314,658)

7. Trustees’ Fees and Expenses

At March 31, 2019, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2019 was $80,075. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2019, such meeting-related expenses amounted to $18,291.

28  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2019, the Fund had capital loss carry forwards of $1,951,409 of which $1,738,385 retains its character of short-term and $213,024 retains its character of long-term, both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

The tax character of distributions was as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018
Net tax-exempt income	$6,267,404	$7,473,480
Ordinary Income	24,106	8,690
	$6,291,510	$7,482,170

As of March 31, 2019, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$107,941
Unrealized appreciation	8,582,196
Accumulated net realized loss	(1,951,409)
Post October losses	(37,900)
Other temporary differences	(94,460)
$6,606,368

29  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

The difference between book basis and tax basis undistributed  income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds have been parties to a $40 million credit agreement, which currently terminates on August 28, 2019 (per the August 29, 2018 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2019.

30  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.31	$10.51	$10.83	$10.80	$10.45
Income from investment operations:
Net investment income(1)	0.24	0.26	0.28	0.31	0.32
Net gain (loss) on securities (both realized and unrealized)	0.15	(0.20)	(0.33)	0.03	0.35
Total from investment operations	0.39	0.06	(0.05)	0.34	0.67
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.26)	(0.27)	(0.31)	(0.32)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.24)	(0.26)	(0.27)	(0.31)	(0.32)
Net asset value, end of period	$10.46	$10.31	$10.51	$10.83	$10.80
Total return (not reflecting sales charge)	3.86%	0.55%	(0.44)%	3.20%	6.52%
Ratios/supplemental data
Net assets, end of period (in millions)	$188	$196	$208	$220	$202
Ratio of expenses to average net assets	0.70%	0.68%	0.68%	0.67%	0.73%
Ratio of net investment income to average net assets	2.35%	2.47%	2.57%	2.89%	3.04%
Portfolio turnover rate	7%	9%	11%	10%	8%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.72%	0.70%	0.70%	0.69%	0.75%
Ratio of investment income to average net assets	2.33%	2.45%	2.55%	2.87%	3.02%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

31  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.29	$10.49	$10.80	$10.78	$10.43
Income from investment operations:
Net investment income(1)	0.14	0.16	0.17	0.21	0.22
Net gain (loss) on securities (both realized and unrealized)	0.15	(0.20)	(0.31)	0.02	0.35
Total from investment operations	0.29	(0.04)	(0.14)	0.23	0.57
Less distributions (note 9):
Dividends from net investment income	(0.14)	(0.16)	(0.17)	(0.21)	(0.22)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.14)	(0.16)	(0.17)	(0.21)	(0.22)
Net asset value, end of period	$10.44	$10.29	$10.49	$10.80	$10.78
Total return (not reflecting CDSC)	2.88%	(0.41)%	(1.29)%	2.18%	5.52%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$15	$21	$24	$26
Ratio of expenses to average net assets	1.65%	1.63%	1.62%	1.62%	1.68%
Ratio of net investment income to average net assets	1.40%	1.52%	1.62%	1.94%	2.09%
Portfolio turnover rate	7%	9%	11%	10%	8%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.67%	1.65%	1.64%	1.64%	1.70%
Ratio of investment income to average net assets	1.38%	1.50%	1.60%	1.92%	2.07%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

32  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.34	$10.54	$10.86	$10.83	$10.47
Income from investment operations:
Net investment income(1)	0.25	0.27	0.28	0.32	0.33
Net gain (loss) on securities (both realized and unrealized)	0.15	(0.20)	(0.32)	0.02	0.36
Total from investment operations	0.40	0.07	(0.04)	0.34	0.69
Less distributions (note 9):
Dividends from net investment income	(0.25)	(0.27)	(0.28)	(0.31)	(0.33)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.25)	(0.27)	(0.28)	(0.31)	(0.33)
Net asset value, end of period	$10.49	$10.34	$10.54	$10.86	$10.83
Total return	3.90%	0.61%	(0.38)%	3.24%	6.66%
Ratios/supplemental data
Net assets, end of period (in millions)	$70	$76	$83	$79	$62
Ratio of expenses to average net assets	0.65%	0.63%	0.63%	0.62%	0.68%
Ratio of net investment income to average net assets	2.40%	2.52%	2.62%	2.94%	3.08%
Portfolio turnover rate	7%	9%	11%	10%	8%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.67%	0.65%	0.65%	0.64%	0.70%
Ratio of investment income to average net assets	2.38%	2.50%	2.60%	2.92%	3.06%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

33  |  Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees(5)

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

34  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)(5)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

35  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)(5)

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013

President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY; former director: Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

36  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011

Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010

Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013

Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010

Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019

Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2019; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

37  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Royden P. Durham Louisville, KY (1951)

Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Anthony Tanner Phoenix, AZ (1960)

Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)

Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

38  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013

Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Assistant Secretary of Aquila Municipal Trust since 2018

Assistant Secretary of all funds in the Aquila Group of Funds since 2018; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2)

The term of office of each officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

39  |  Aquila Tax-Free Fund of Colorado

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/18	Ending(1) Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Ending Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Net Annualized Expense Ratio
A	$1,000	$1,035.30	$3.60	$1,021.39	$3.58	0.71%
C	$1,000	$1,031.40	$8.41	$1,016.65	$8.35	1.66%
Y	$1,000	$1,036.40	$3.35	$1,021.64	$3.33	0.66%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

40  |  Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2018, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies.  Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2019, $6,267,404 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 99.6% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2020, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2019 calendar year.

41  |  Aquila Tax-Free Fund of Colorado

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT

1550 Market Street, Suite 300

Denver, Colorado 80202

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

James R. Ramsey

Laureen L. White

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Craig T. DiRuzzo, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-COAR-0519

Annual Report March 31, 2019

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Please Save the Date for Your 2019 Shareholder Meeting.

Tuesday, November 19, 2019, Annual Shareholder Meeting

Little America Hotel, Salt Lake City, UT

Details will be available on our website as the date approaches:

www.aquilafunds.com

or through your financial professional.

Aquila Tax-Free Fund For Utah “Municipal Bond Fund Investing – The Basics” Serving Utah investors since 1992

May, 2019

Dear Fellow Shareholder:

We have found over the years that it never hurts to reinforce for shareholders the fundamentals of Aquila Tax-Free Fund For Utah. Therefore, this Annual Report letter is intended to provide you with a brief synopsis of the Fund’s objectives, how we seek to achieve those objectives and the benefits that your Fund provides to you as well as to your fellow Utah residents.

The Fund’s stated objective is to seek to provide as high a level of current income exempt from Utah state and regular federal income taxes as is consistent with preservation of capital.

In simple terms, Aquila Tax-Free Fund For Utah is managed to minimize, to the extent feasible, changes in the Net Asset Value of Fund shares. The high-quality, intermediate maturity strategy of the Fund was developed, and is adhered to, in an effort to manage and seek to minimize the range of share price variation.

Another benefit from an investment in Aquila Tax-Free Fund For Utah is the ability to earn monthly income that is double tax-free. Fund dividends can be used by you to help you pay your living expenses, or they can be reinvested in additional shares of the Fund, thereby providing you the opportunity to benefit from compounding.

How does Aquila Tax-Free Fund For Utah strive to ensure that its objective of capital preservation and tax-free income is accomplished?

The Fund’s investment strategy was developed to facilitate the management of particular types of risk. For example,

•

The average maturity of bonds in the Fund falls in the intermediate range in order to facilitate the management of interest rate risk since, over time, that portion of the yield curve tends to experience less volatility. More detailed information related to interest rate risk is available on our website (www.aquilafunds.com) at https://bit.ly/2EKr69I. The high credit quality of bonds in the Fund facilitates the management of credit risk. Bonds of investment grade quality, such as those held by the Fund, are considered, by the rating agencies, as being capable of making principal and interest payments as scheduled.

Another attribute of the Fund is diversification of the individual municipal bonds across various locations in the State and various kinds of projects. Not only does this help to reduce risk, but it also enhances the quality of life of all shareholders and other residents of the State and helps the economic development of Utah.

NOT A PART OF THE ANNUAL REPORT

We well recognize that you have entrusted your hard-earned dollars to our care. It is a responsibility which your Trustees and Management take very seriously. Rest assured that we intend to continue to do our utmost to merit your confidence.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund For Utah ANNUAL REPORT Management Discussion Serving Utah investors since 1992

Introduction

The municipal bond market displayed resiliency in the face of a determined Federal Reserve and a series of economic concerns the past twelve months, with benchmark yields ending the period lower. As a result, Aquila Tax-Free Fund For Utah (“ATFFU” or the “Fund”) posted what we believe to be an attractive positive total return comprised of both stable tax-free income distributions and modest Net Asset Value (“NAV”) appreciation. During the reporting period the bellwether 10-year U.S. Treasury bond yield declined to 2.41% at March 31, 2019 from 2.74% at the at April 1, 2018 start of the fiscal year, while benchmark 10-year AAA municipal bond yields experienced a greater decline, falling from 2.47% at April 1, 2018 to end the one year period at 1.88%.

While talk of a “flat curve” dominated the news around U.S. Treasury yields throughout the year, period ended March 31, 2019, the municipal bond yield curve from 2 to 30-years saw only a modest flattening from 129 at April 1, 2018 to 115 basis points at March 31, 2019. However, this masked some meaningful changes that were not uniform across the maturity spectrum. Given the movement in yields across the municipal curve, the areas that predominantly benefitted were maturities in the short to intermediate range. The net result was a municipal bond yield curve that retained a significantly steeper shape versus the U.S. Treasury curve.

A major development in the last quarter was the burgeoning effect of the $10,000 limitation on the deductibility of state and local taxes (SALT). This brought renewed attention to the benefit of the municipal bond interest tax exemption. As a result, retail demand for municipal bonds soared as the fiscal year ended. Investor flows into mutual funds increased almost $5 billion the first quarter of 2019, following total net outflows through November 2018.

U.S. Economy

Moderating growth and subdued inflation characterized the U.S. economy in 2018 and these trends are forecast to continue in 2019. The economy grew 2.9% in 2018, as measured by Gross Domestic Product (GDP). Quarterly growth peaked in the second quarter at 4.2% and decelerated subsequently in the third and fourth quarters of 2018. This trend of moderating growth is likely to persist. The March 2019 forecast of economists in the Blue Chip Economic Indicators survey predicts that annual GDP growth will slow to 2.4% in 2019 and 1.9% in 2020.

Concurrent with long term GDP growth remaining under 3%, several measures indicate that inflation has remained anchored near the Fed’s target rate of 2%. The headline CPI index increased just 1.6% in the twelve months ending January 2019, the slowest pace since mid 2017. More importantly, inflation expectations peaked in the third quarter of 2018 and have steadily subsided since. The 5-year U.S. Treasury breakeven inflation rate was 1.8%, as of March 2019. In fact, this measure began a steady retreat last September in a period where the Fed twice increased short-term rates by 25 basis points.

1  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

This backdrop was very favorable to municipal bond investors the past twelve months. The Federal Reserve’s measured steps to raise short-term rates, combined with growth uncertainties stemming from tariffs and trade policy tensions, the government shutdown, and the mid-term elections, have served to keep inflation under control without squelching economic growth. These trends are likely to persist as the Federal Reserve indicated at its most recent meeting, that future interest rate increases would likely be “on hold” for the balance of 2019. This Fed “pivot” on interest rate policy was particularly supportive of bond prices in the last quarter of this reporting period when the majority of the Fund’s NAV appreciation occurred.

Municipal Market

Municipal issuance, nationally, over the past calendar year declined as projected, down 24.4%. Through March 31, 2019, supply has increased 14%. The downturn in 2018 occurred as expected due to the revocation by congress of the “advance refunding” law which made up 20-30% of issuance in 2017. There is currently a move afoot in congress to bring these “advance refunding’s” back. It is anyone’s guess as to whether this will actually happen. In any event, issuance being up 14% so far in 2019 would indicate an increase in issuance on a national basis for the remainder of the year. Municipal bond issuance in Utah was down 34% in calendar year 2018. The largest issuer for 2018 was the Salt Lake International Airport, which came to market with nearly $900 million. The bonds were well received as demand for Utah credits increased in 2018.

A common measure of municipal bond value is the Municipal/U.S. Treasury ratio (the yield on AAA-rated municipal bonds expressed as a percentage of the yield of a similar U.S. Treasury maturity). As of March 31, 2019, the ratios stood at 69%, 76% and 92% for the 5, 10, and 30 year maturity comparisons. These significantly lowered ratios, compared to the last several years, reflect a larger demand for tax-free income which has been precipitated by the state and local tax law (SALT) changes passed in 2017. Given the “SALT” tax law changes (abolition of state tax deductibility on federal tax returns) for individuals, tax-free yields, free of state, federal and ad valorem taxes, (even with the lower corporate tax treatments) in our opinion, are very enticing when compared to other fixed income classes.

During the coming year, we believe that states aided by the federal coffers, plus increased revenue from the economy will begin to roll out major infrastructure rehabilitation projects. The current very low cost of capital coupled with low rates of inflation should, in our view, spur local bond issuance toward repairs of deteriorating bridges, overpasses, and roadways as well as water and sewer projects. Should this come to fruition, the result would be an increase in municipal supply and the possibility of relaxed spread relationships which, in our opinion, would make municipals even more attractive.

Utah Economy

The State of Utah saw employment growth in 2018 of 3.3%, which places the State as one of the top states in the nation in job growth. The additional 48,500 jobs brought the total employment in Utah to approximately 1.5 million. One of the industries with the largest increase in new jobs is the information technology sector, which experienced an increase of 4.23%. The “Silicon Slopes,” home to a majority of the information technology jobs, is also one of industries with the highest average salaries, paying an annual wage of over $87,271.
2  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

The Utah economy should continue to grow since a number of large construction projects are currently planned. These projects include relocation of the new prison (estimated to cost is $800 million), the new Facebook building (estimated to cost $700 million), ongoing Salt Lake City Airport construction and development of the new inland port.

Fund Performance

Aquila Tax-Free Fund For Utah Performance March 29, 2019:

ATFFU	Year Total Return
A Shares NAV	4.36%
Y Shares NAV	4.46%
Bloomberg Barclays Quality Intermediate Index	4.83%

Fund Characteristics

The Fund slightly underperformed the Bloomberg Barclays Quality Intermediate Index (the “Index”) for the fiscal year. The Fund’s longer duration during the period of rising interest rates in 2018, was the main reason for the slight underperformance versus the Index.

Aquila Tax-Free Fund For Utah Portfolio Characteristics March 29, 2019:

	March 29, 2018	March 29, 2019
Weighted Average Maturity	10.75 yrs	10.40 yrs
Option Adj. (Effective) Duration	5.57	4.94
Modified Duration	4.65	4.43

Bloomberg Barclays Quality Intermediate Index:

March 29, 2019
Option Adj. (Effective) Duration	4.38 yrs
Modified Duration	4.23 yrs

Outlook and Strategy

In the last fiscal year, we believe the Fund posted an attractive total return which included both tax-free income and modest share price appreciation. Our approach to actively managing the Fund also strives to achieve tax efficiency. This enabled the Fund to avoid distributing a capital gain in 2018.

The Fund also saw about in $13.1 million in holdings roll off through scheduled maturities and redemptions, most of which had provided income levels well above current market yields. By actively managing reinvestment opportunities and conducting value-added bond swaps, the Fund only saw a negligible change in its annual tax-free income distribution. This is important given intermediate muni yields had declined 50 basis points by the end of the reporting period, despite an actively tightening Fed policy during this time.

Our active management efforts left the duration, maturity, and credit risk characteristics of the Fund little changed. The subtle shifts that occurred in the municipal yield curve during the last fiscal year ended March 31st present additional strategy opportunities for the coming year. Achieving continued NAV stability will likely be greatly influenced by owning portions of the yield curve with more attractive valuations and minimizing exposure to expensive maturities.

3  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

As this annual reporting period closed on March 31, 2019, the ratios of municipal bond yields to benchmark U.S. Treasury yields remained cheapest in the longer portions of the curve, while the heart of the yield curve from 7 to10-years saw relative values become historically expensive as benchmark yields in these maturities hover near 2%. As a result, not only has the municipal bond curve remained steeper, but it now presents a compelling “barbell” situation. In these conditions, longer maturities still yielding over 90% of their taxable benchmark counterparts can be combined with the shortest maturities that can be more cost-effectively re-deployed towards any increased interest rates.

By putting this “value awareness” of municipal fixed income dynamics, together with a local presence that observes firsthand and delves into developments within Utah’s economy and municipal market, in our opinion, provides shareholders with the best principal preservation, income and return prospects. We intend to continue to take advantage of market opportunities across various sectors, where they represent value.

Overall, we do not anticipate any significant changes to the Fund’s interest rate and credit risk profile. We anticipate some broadening of diversification across the maturity spectrum as we seek to reallocate among cheaper vs. expensive segments of the yield curve. This will likely provide the best approach towards maintaining the Funds’ history of share price stability, while maintaining continuity of what we deem to be the Fund’s attractive level of double tax-free income.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

4  |  Aquila Tax-Free Fund For Utah

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah (the “Fund”) for the 10-year period ended March 31, 2019 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund For Utah may invest.

	Average Annual Total Return for periods ended March 31, 2019
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 7/24/92
With Maximum Sales Charge	0.22%	2.47%	4.28%	4.62%
Without Sales Charge	4.36	3.31	4.70	4.78
Class C since 5/21/96
With CDSC*	2.53	2.48	3.87	3.65
Without CDSC	3.53	2.48	3.87	3.65
Class F since 11/30/18
No Sales Charge**	N/A	N/A	N/A	3.58
Class Y since 5/21/96
No Sales Charge	4.46	3.51	4.91	4.76
Bloomberg Barclays Quality Index	4.83	2.68	3.50	4.65	(Class A)
				4.41	(Class C & Y)
				3.46	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

**     Period less than one year.

5  |  Aquila Tax-Free Fund For Utah

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund For Utah:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund For Utah (the “Fund”), including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2019

6  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS MARCH 31, 2019

Principal Amount	General Obligation Bonds (12.8%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City and County (4.2%)
	Carson City, Nevada
$1,000,000	5.000%, 05/01/28	A1/AA-/NR	$1,165,620
	Clark County, Nevada, Refunding
2,280,000	5.000%, 12/01/29 Series A	Aa1/AA+/NR	2,331,254
1,000,000	5.000%, 07/01/23 Series B	Aa1/AA+/NR	1,025,510
	Henderson, Nevada Refunding Various Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA+/NR	1,113,290
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA+/NR	858,060
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA+/NR	848,917
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,141,830
	North Las Vegas, Nevada Limited Tax
1,000,000	5.000%, 06/01/31 Series 2018 AGMC Insured	A2/AA/NR	1,177,770
	Port of Olympia, Washington Limited Tax
1,385,000	5.000%, 12/01/31 AMT Series B	Aa2/NR/NR	1,630,187
	Reedy Creek, Florida Improvement District
1,000,000	5.250%, 06/01/29 Series A	Aa3/AA-/AA-	1,134,300
	Reno, Nevada Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/A+/NR	1,115,410
	Washoe County, Nevada Refunding Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,145,000
	Total City and County		15,687,148

	Healthcare (0.6%)
	King County, Washington Public Hospital District No. 001, Refunding, Valley Medical Center
1,000,000	5.000%, 12/01/28	A2/NR/NR	1,225,390
	King County, Washington Public Hospital District No. 002, Refunding, Evergreen Healthcare
1,000,000	5.250%, 12/01/28	Aa3/A/NR	1,056,490
	Total Healthcare		2,281,880

7  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Local Public Property (0.3%)
	Houston, Texas Public Improvement
$1,000,000	5.000%, 03/01/35 Series A	Aa3/AA/NR	$1,158,770

	Public Schools (5.1%)
	Alvin, Texas Independent School District
1,000,000	4.000%, 02/15/34 PSF Guaranteed	Aaa/NR/AAA	1,109,290
	Clark County, Nevada School District Limited Tax
2,000,000	5.000%, 06/15/29 Series B	A1/A+/NR	2,439,920
1,000,000	5.000%, 06/15/35 Series B	A1/A+/NR	1,179,160
1,645,000	5.000%, 06/15/28 Series D	A1/A+/NR	1,926,492
2,000,000	4.000%, 06/15/30 Series D	A1/A+/NR	2,159,800
	Lewis County, Washington School District No. 302 Chehalis (School Board Guaranty Program)
1,000,000	5.000%, 12/01/34	Aa1/NR/NR	1,158,330
	Lewis & Thurston Counties, Washington School District No. 401 Centalia (School Board Guaranty Program)
1,230,000	5.000%, 12/01/35	Aa1/NR/NR	1,445,902
	Washington County, Utah School District (School Board Guaranty Program)
2,880,000	5.000%, 03/01/30 Series B	Aaa/NR/AAA	3,506,544
3,020,000	5.000%, 03/01/31 Series B	Aaa/NR/AAA	3,635,506
	Wylie, Texas Independent School District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	649,290
	Total Public Schools		19,210,234

	State (1.8%)
	Alaska State Municipal Bond Bank
540,000	5.000%, 02/01/30 AMT	NR/AA-/AA-	633,539
565,000	5.000%, 02/01/31 AMT	NR/AA-/AA-	658,536
590,000	5.000%, 02/01/32 AMT	NR/AA-/AA-	682,223

8  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State (continued)
	Texas State Transportation Commission Mobility Fund
$1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	$1,173,730
	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,174,560
	Utah State
1,000,000	5.000%, 07/01/28	Aaa/AAA/AAA	1,245,100
1,000,000	5.000%, 07/01/29	Aaa/AAA/AAA	1,235,720
	Total State		6,803,408

	Water and Sewer (0.8%)
	Central Utah Water Conservancy District Refunding
765,000	5.000%, 04/01/28 Series B	NR/AA+/AA+	814,059
	Las Vegas Valley, Nevada Water District Refunding
1,200,000	5.000%, 06/01/30 Series C	Aa1/AA+/NR	1,281,240
	Magna Water District, Utah
540,000	4.000%, 06/01/21	NR/AA/NR	568,096
490,000	4.000%, 06/01/22	NR/AA/NR	527,122
	Total Water and Sewer		3,190,517
	Total General Obligation Bonds		48,331,957

	Revenue Bonds (71.0%)
	Airport (6.6%)
	Brownsville, Texas Combination Tax and Airport, Certificates of Obligation
500,000	5.000%, 02/15/28 AMT Series 2018	Aa3/AA/NR	579,765
	Broward County, Florida Airport System Refunding
1,000,000	5.375%, 10/01/29 Series O	A1/A+/A+	1,019,530
	Clark County, Nevada Passenger Facilities Charge Las Vegas-McCarran International Airport
1,500,000	5.000%, 07/01/30	Aa3/A+/NR	1,535,655

9  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Airport (continued)
	Houston, Texas Airport System Subordinate Lien Refunding
$1,000,000	5.000%, 07/01/29 AMT Series C	A1/NR/A	$1,218,290
	Miami-Dade County, Florida Aviation Miami International Airport
1,675,000	5.000%, 10/01/22 Series A-1	A2/A/A	1,765,165
	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport
1,000,000	5.000%, 07/01/26 AMT Series A	A2/A+/NR	1,190,810
3,750,000	5.000%, 07/01/27 AMT Series A	A2/A+/NR	4,529,662
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A+/NR	1,207,910
1,000,000	5.000%, 07/01/28 AMT Series A	A2/A+/NR	1,223,740
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A+/NR	1,214,590
2,100,000	5.000%, 07/01/30 AMT Series A	A2/A+/NR	2,488,563
1,240,000	5.000%, 07/01/30 Series B	A2/A+/NR	1,495,068
500,000	5.000%, 07/01/31 Series B	A2/A+/NR	599,110
500,000	5.000%, 07/01/31 Series B	A2/A+/NR	609,890
1,525,000	5.000%, 07/01/37 Series B	A2/A+/NR	1,789,969
	Williston City, North Dakota Airport Revenue Infrastructure Sales Tax
2,365,000	4.000%, 11/01/28	A2/A+/NR	2,492,592
	Total Airport		24,960,309

	Charter Schools (9.6%)
	Utah State Charter School Finance Authority George Washington Academy
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,653,870
	Utah State Charter School Finance Authority Good Foundations Academy
645,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	645,148
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,655,629
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,281,214
	Utah State Charter School Finance Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,437,682

10  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Lakeview Academy
$1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	$1,475,929
	Utah State Charter School Finance Authority Legacy Preparatory Academy
405,000	4.000%, 04/15/22	NR/AA/NR	427,830
440,000	4.000%, 04/15/24	NR/AA/NR	477,849
2,530,000	5.000%, 04/15/29	NR/AA/NR	2,844,175
	Utah State Charter School Finance Authority Monticello Academy (School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,094,170
	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
475,000	4.000%, 10/15/22	NR/AA/NR	505,856
505,000	4.000%, 10/15/23	NR/AA/NR	535,143
525,000	4.000%, 10/15/24	NR/AA/NR	556,710
	Utah State Charter School Finance Authority Providence Hall Elementary School (School Board Guaranty Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	1,117,870
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,096,410
	Utah State Charter School Finance Authority Quest Academy
500,000	5.000%, 04/15/37	NR/AA/NR	563,925
	Utah State Charter School Finance Authority Utah Charter Academies
500,000	5.000%, 10/15/25 Series 2018	NR/AA/NR	582,640
500,000	5.000%, 10/15/27 Series 2018	NR/AA/NR	600,550
475,000	5.000%, 10/15/28 Series 2018	NR/AA/NR	568,803
	Utah State Charter School Finance Authority Venture Academy
675,000	4.000%, 10/15/24	NR/AA/NR	721,440
855,000	5.000%, 10/15/29	NR/AA/NR	953,334
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,220,104
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,206,953

11  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Voyage Academy
$1,225,000	5.000%, 03/15/27 144A	NR/NR/NR*	$1,233,355
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,449,784
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,801,125
	Utah State Charter School Finance Authority Wasatch Peak Academy Project (School Board Guaranty Program)
740,000	5.000%, 10/15/29	NR/AA/NR	813,415
700,000	5.000%, 10/15/36	NR/AA/NR	758,219
	Total Charter Schools		36,279,132

	Electric (8.0%)
	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
1,000,000	5.000%, 06/01/31	A1/A+/NR	1,124,610
	Intermountain Power Agency Subordinated Power Supply Revenue Refunding
1,185,000	5.000%, 07/01/19 Series A	A1/A+/AA	1,195,155
	Jacksonville Electric Authority, Florida Electric System Revenue
35,000	4.500%, 10/01/32 Series Three 2012A	A2/A+/NR	36,666
	Lehi, Utah Electric Utility Revenue
520,000	5.000%, 06/01/29	NR/A+/NR	632,980
850,000	5.000%, 06/01/31	NR/A+/NR	1,017,059
	Lower Colorado River Authority, Texas
1,470,000	5.250%, 05/15/29	A2/A/A	1,476,130
	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,153,820
	San Antonio, Texas Electric & Gas Revenue System
1,250,000	4.000%, 02/01/33	Aa1/AA/AA+	1,353,875

12  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Southeast Alaska Power Agency Electric Refunding & Improvement
$1,170,000	5.250%, 06/01/30	NR/A/NR	$1,355,293
	St. George, Utah Electric Revenue
1,620,000	4.000%, 06/01/32 AGMC Insured	A2/AA/NR	1,757,360
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
750,000	5.000%, 09/01/24 Series A	NR/A/A	870,840
445,000	5.000%, 09/01/25 Series A	NR/A/A	526,172
375,000	5.000%, 09/01/30 Series 2017B	NR/A/A	450,240
	Utah Associated Municipal Power System Revenue Refunding, Payson Power Project
2,000,000	5.000%, 04/01/24	NR/A-/A	2,155,480
1,000,000	5.000%, 04/01/25	NR/A-/A	1,076,210
6,375,000	5.000%, 04/01/26	NR/A-/A	6,851,149
	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A/A	912,930
905,000	5.000%, 03/01/32	NR/A/A	1,033,555
745,000	5.000%, 03/01/34	NR/A/A	847,527
	Utah State Municipal Power Agency Power Supply System Revenue
330,000	5.000%, 07/01/23	NR/A+/A+	373,359
3,000,000	5.000%, 07/01/38 Series B	NR/A+/A+	3,434,010
	Wyoming Municipal Power Agency Power Supply System Revenue
665,000	5.000%, 01/01/27 Series A BAMI Insured	A2/AA/NR	794,549
	Total Electric		30,428,969

13  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Healthcare (1.4%)
	Brevard County, Florida Health Facilities Authority Health First Inc. Project
$750,000	5.000%, 04/01/30	A2/A/NR	$846,045
	Harris County, Texas Health Facilities Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured	A1/AA/NR	555,800
	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,156,930
	Utah County, Utah Hospital Revenue, IHC Health Services, Inc.
1,205,000	5.000%, 05/15/25	Aa1/AA+/NR	1,286,530
880,000	5.000%, 05/15/28	Aa1/AA+/NR	938,590
500,000	5.000%, 05/15/29	Aa1/AA+/NR	532,965
	Total Healthcare		5,316,860

	Higher Education (9.2%)
	Florida Higher Education Facilities Authority Revenue, Refunding, Rollins College Project
1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	1,095,870
	Salt Lake County, Utah Westminster College Project
685,000	5.000%, 10/01/19	NR/BBB/NR	694,980
720,000	5.000%, 10/01/20	NR/BBB/NR	749,794
555,000	5.000%, 10/01/21	NR/BBB/NR	590,992
790,000	5.000%, 10/01/22	NR/BBB/NR	858,951
1,970,000	5.000%, 10/01/25	NR/BBB/NR	2,226,474
955,000	5.000%, 10/01/28	NR/BBB/NR	1,064,596
1,845,000	5.000%, 10/01/29	NR/BBB/NR	2,089,462
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,113,852
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,163,644

14  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	South Dakota Board of Regents, Housing & Auxiliary Facilities System
$500,000	5.000%, 04/01/28	Aa3/NR/NR	$597,870
	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,152,950
	Utah State Board of Regents, Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	2,101,644
660,000	5.000%, 06/01/35 Series B AGMC Insured	NR/AA/NR	773,296
690,000	5.000%, 06/01/36 Series B AGMC Insured	NR/AA/NR	806,865
	Utah State Board of Regents Lease Revenue
410,000	4.500%, 05/01/20 AMBAC Insured	NR/AA/NR	410,951
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	425,977
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	451,102
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,292
	Utah State Board of Regents, Student Building Fee, Salt Lake Community College
1,295,000	5.000%, 03/01/26 Series 2018	NR/AA/NR	1,523,632
1,000,000	5.000%, 03/01/27 Series 2018	NR/AA/NR	1,171,660
	Utah State Board of Regents, Student Facilities System Revenue, Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	944,880
200,000	5.000%, 04/01/30 AGMC Insured	NR/AA/NR	253,536
	Utah State Board of Regents, University of Utah
500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	615,585
480,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	560,069
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	696,234
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	537,120
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,173,380
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,755,705

15  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Utah State Board of Regents, Utah State University
$1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	$1,206,174
	Utah State Board of Regents, Utah Valley University Student Center Building Fee And Unified System Revenue
3,005,000	5.000%, 11/01/28 Series 2012A	NR/AA/NR	3,339,667
	Washington State Higher Education Facilities Authority Revenue, Whitman College Project
2,070,000	5.000%, 01/01/32	Aa3/NR/NR	2,377,043
	Total Higher Education		34,644,247

	Housing (0.9%)
	North Dakota Housing Finance Agency, Home Mortgage Finance Program
400,000	3.000%, 07/01/27 Series A	Aa1/NR/NR	419,804
	Utah Housing Corporation Single Family Mortgage
40,000	4.950%, 01/01/32 Series A Class II	Aa2/AA/AA	40,110
210,000	4.500%, 01/01/24 Series A Class III	Aa3/AA-/AA-	211,840
65,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA/AA	65,648
125,000	4.500%, 07/01/23 Series C	Aa3/AA-/AA-	125,484
960,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA-	972,221
	Wyoming Community Development Authority Housing Revenue
820,000	2.550%, 12/01/23 Series 1	Aa1/AA+/NR	842,894
500,000	3.000%, 12/01/27 Series 1	Aa1/AA+/NR	520,965
150,000	2.450%, 06/01/26 Series 5	Aa1/AA+/NR	151,602
	Total Housing		3,350,568

	Local Public Property (13.3%)
	Brigham, Utah Special Assessment Voluntary Assessment Area
975,000	5.250%, 08/01/23	A1/NR/NR	985,940
22,000	5.500%, 08/01/29	A1/NR/NR	22,265

16  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Civicventures, Alaska Revenue Refunding, Anchorage Convention Center
$1,000,000	5.000%, 09/01/28	NR/A/AA-	$1,150,220
1,000,000	5.000%, 09/01/29	NR/A/AA-	1,145,090
1,000,000	5.000%, 09/01/30	NR/A/AA-	1,138,560
	Clark County, Nevada Improvement District Special Local Improvement #128 (Summerlin)
490,000	5.000%, 02/01/21 Series A	NR/NR/NR*	493,592
	Downtown Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,162,110
	Eagle Mountain, Utah Special Assessment Area
345,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	378,386
	Harris County, Texas Sports Refunding Senior Lien
500,000	5.000%, 11/15/30 Series A	A2/A-/NR	567,785
	Houston, Texas Hotel Occupancy Tax and Special Revenue
1,000,000	5.000%, 09/01/31	A2/A/NR	1,127,380
	Jacksonville, Florida Special Revenue and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	A3/AA/AA-	1,144,291
	Mesquite, Nevada New Special Improvement District
170,000	5.350%, 08/01/19	NR/NR/NR*	171,000
70,000	5.400%, 08/01/20	NR/NR/NR*	70,400
255,000	5.500%, 08/01/25	NR/NR/NR*	255,813
	Midvale, Utah Redevelopment Agency Tax Increment & Sales Tax Revenue Refunding
750,000	5.000%, 05/01/28	NR/AA+/NR	906,810
1,230,000	5.000%, 05/01/31	NR/AA+/AA	1,474,708
1,000,000	5.000%, 05/01/32	NR/AA+/NR	1,174,960

17  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Orange County, Florida Tourist Development Tax Revenue Refunding
$1,000,000	5.000%, 10/01/30	Aa2/AA-/AA	$1,170,990
	Orem, Utah Special Assessment
130,000	7.750%, 11/01/25	NR/NR/NR*	130,278
	Saint George Place, Texas Redevelopment Authority Tax Increment Contract
605,000	4.000%, 09/01/30 AGMC Insured	A2/AA/NR	649,280
	Salt Lake City, Utah Local Building Authority Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	1,030,378
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	714,138
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	432,087
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	459,085
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,268,554
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	494,127
	Salt Lake City, Utah Mosquito Abatement District Local Building Authority Lease Revenue
730,000	5.000%, 02/15/29	Aa3/NR/NR	886,118
810,000	5.000%, 02/15/31	Aa3/NR/NR	971,214
	South Jordan, Utah Special Assessment (Daybreak Assessment Area No. 1)
1,280,000	4.000%, 11/01/27	NR/AA+/NR	1,428,224
1,620,000	4.000%, 11/01/28	NR/AA+/NR	1,801,213
1,400,000	4.000%, 11/01/30	NR/AA+/NR	1,534,834
	St. Augustine, Florida Capital Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/AA/A+	560,355
	St. Lucie County, Florida School Board COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	552,765

18  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Tooele County, Utah Municipal Building Authority Lease Revenue Cross-Over
$850,000	4.000%, 12/15/28	NR/AA-/NR	$961,273
885,000	4.000%, 12/15/29	NR/AA-/NR	991,740
920,000	4.000%, 12/15/30	NR/AA-/NR	1,018,725
	Unified Utah Fire Service Area Local Building Authority Lease Revenue
2,350,000	4.000%, 04/01/32	Aa2/NR/NR	2,548,058
	Washington County, Utah Municipal Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	579,580
500,000	5.000%, 10/01/37	Aa3/NR/NR	570,970
	Weber County, Utah Special Assessment Summit Mountain Area
1,575,000	5.500%, 01/15/28	NR/AA/NR	1,787,956
4,085,000	5.750%, 01/15/33	NR/AA/NR	4,661,639
	West Jordan, Utah Municipal Building Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,181,770
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,156,750
	West Palm Beach, Florida Community Redevelopment Agency Tax Increment Revenue Refunding
1,500,000	5.250%, 03/01/31	NR/A/AA-	1,753,500
	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	962,595
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,167,540
300,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	358,668
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	854,291
	West Valley City, Utah Redevelopment Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA-/NR	2,170,804
	Total Local Public Property		50,178,809

19  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Public Schools (1.9%)
	Alpine, Utah Local Building Authority School District Lease Revenue
$985,000	4.000%, 03/15/28	Aa1/NR/NR	$1,117,098
	Grand City, Utah Local Building Authority School District Lease Revenue
1,665,000	5.000%, 12/15/34 AGMC Insured	A1/AA/NR	1,896,418
	Ogden City, Utah Municipal Building Authority School District Lease Revenue
1,125,000	5.000%, 01/15/30	A1/NR/NR	1,352,441
1,315,000	5.000%, 01/15/31	A1/NR/NR	1,471,169
	Uintah County, Utah School District Municipal Building Authority Lease Revenue Refunding
1,351,000	2.000%, 08/01/22	NR/NR/NR*	1,351,216
	Total Public Schools		7,188,342

	Sales Tax (6.3%)
	Central Puget Sound, Washington Regional Transit Authority Sales & Use Tax Improvement & Refunding
1,000,000	5.000%, 11/01/31	Aa1/AAA/NR	1,172,640
	Cottonwood Heights, Utah Sales Tax Revenue
2,000,000	5.000%, 07/01/32 Series 2014	NR/AA+/NR	2,277,700
	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
2,040,000	4.000%, 08/01/25 Series B	NR/AA-/NR	2,216,419
2,135,000	4.000%, 08/01/30 Series B	NR/AA-/NR	2,337,099
1,515,000	5.000%, 08/01/33 Series B	NR/AA-/NR	1,741,674
	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,139,520
	Reno, Nevada Sales Tax Revenue, First Lien, ReTRAC-Reno Transportation Rail Access Corridor Project
500,000	5.000%, 06/01/26	A3/NR/NR	592,405

20  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Riverton City, Utah Franchise & Sales Tax Revenue
$750,000	4.000%, 06/01/30	NR/AA-/AAA	$813,652
1,000,000	5.250%, 12/01/36	NR/AA-/AAA	1,125,330
	Salt Lake County, Utah Sales Tax Revenue
2,000,000	5.000%, 02/01/24 Series A	NR/AAA/AAA	2,188,000
1,655,000	4.000%, 02/01/34 Series B	NR/AAA/AAA	1,812,126
	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA-/AAA	1,159,290
	Summit County, Utah Transportation Sales Tax Revenue
1,450,000	4.000%, 12/15/29 Series 2018	NR/AA-/NR	1,622,710
	Utah Transit Authority Sales Tax Revenue Subordinated
1,000,000	5.000%, 12/15/32	A1/A+/AA	1,198,430
	Utah Transit Authority Sales Tax Revenue Subordinated, Capital Appreciation
1,000,000	zero coupon, 12/15/32	A1/A+/NR	644,350
	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,862,105
	Total Sales Tax		23,903,450

	State Agency (1.8%)
	Utah Infrastructure Agency Layton City Telecommunications & Franchise Tax
500,000	5.000%, 10/15/30 Series 2018	NR/A+/NR	605,550
	Utah Infrastructure Agency Telecommunications & Franchise Tax
1,660,000	3.000%, 10/15/20 Series A	NR/NR/BBB-	1,672,168
610,000	5.000%, 10/15/21 Series A	NR/NR/BBB-	644,624
640,000	5.000%, 10/15/22 Series A	NR/NR/BBB-	686,861

21  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State Agency (continued)
	Utah State Building Ownership Authority Lease Revenue Refunding State Facilities Master Lease Program
$1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	$1,161,590
905,000	4.000%, 05/15/29	Aa1/AA+/NR	1,043,284
940,000	4.000%, 05/15/30	Aa1/AA+/NR	1,071,280
	Total State Agency		6,885,357

	Transportation (4.3%)
	Clark County, Nevada Highway Improvement Revenue Indexed Fuel Tax & Subordinate Motor Vehicle Fuel Tax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	2,326,100
500,000	5.000%, 07/01/36	Aa3/AA-/NR	587,295
	North Texas Tollway Authority, Texas
755,000	6.100%, 01/01/28 Series A	A1/A+/NR	757,408
	Salt Lake County, Utah Excise Tax Road Revenue
1,000,000	4.000%, 08/15/31 Series 2017	NR/AAA/AAA	1,118,310
	Utah Transit Authority Sales Tax Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/AA	5,702,800
5,000,000	5.000%, 06/15/37 Series A	A1/A+/AA	5,661,900
	Utah Transit Authority Sales Tax & Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AAA/AA	252,603
	Total Transportation		16,406,416

	Water and Sewer (7.7%)
	Central Utah Water Conservancy District Refunding, Jordanelle Hydrant
1,125,000	4.500%, 10/01/27 Series A	NR/AA/AA+	1,199,419
	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	A1/AA/NR	1,074,690

22  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Eagle Mountain, Utah Water & Sewer Revenue Refunding
$420,000	4.000%, 11/15/24 Series A BAMI Insured	NR/AA/NR	$469,421
	El Paso, Texas Water & Sewer Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,119,120
	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A1/AA/NR	573,910
	Jordan Valley, Utah Water Conservancy District Revenue
1,000,000	5.000%, 10/01/26 Series B	NR/AA+/AA+	1,225,900
1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	1,106,470
	Jordanelle, Utah Special Service District
240,000	5.500%, 11/15/19	NR/NR/NR*	240,000
253,000	5.600%, 11/15/20	NR/NR/NR*	252,967
268,000	5.700%, 11/15/21	NR/NR/NR*	267,853
283,000	5.800%, 11/15/22	NR/NR/NR*	281,251
299,000	6.000%, 11/15/23	NR/NR/NR*	296,841
	Miami-Dade County, Florida Water and Sewer Revenue System
1,000,000	5.000%, 10/01/26	Aa3/AA-/A+	1,196,520
1,000,000	5.000%, 10/01/31 Series A	Aa3/AA-/A+	1,101,780
	Mountain Regional Water Special Service District, Utah Water Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/A+	3,237,450
	Ogden City, Utah Sewer & Water Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,309,582
	Ogden City, Utah Storm Drain Revenue Bonds
500,000	5.250%, 06/15/28	NR/AA/NR	568,370
	Okaloosa County, Florida Water and Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA	1,165,580

23  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Salt Lake City, Utah Public Utilities Revenue
$1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	$1,178,480
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,642,368
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,167,500
	Salt Lake & Sandy, Utah Metropolitan Water District, Water Revenue
1,100,000	5.000%, 07/01/37 Series A	NR/AA+/AA+	1,201,453
	San Jacinto, Texas River Authority Woodlands Waste Disposal
1,000,000	5.000%,10/01/30 BAMI Insured	NR/AA/NR	1,127,300
	Sarasota, Florida Utility System Revenue Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA+	1,571,444
	Texas Water Development Board
1,000,000	5.000%, 10/15/28 Series 2018 A	NR/AAA/AAA	1,252,990
	Utah Water Finance Agency Revenue
1,000,000	5.000%, 03/01/35	NR/AA/AA	1,181,140
	Weber Basin, Utah Water Conservancy District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	977,513
	West Harris County, Texas Regional Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	966,916
	Total Water and Sewer		28,954,228
	Total Revenue Bonds		268,496,687

	Pre-Refunded Bonds (12.9%)††
	Pre-Refunded General Obligation Bonds (1.6%)
	City and County (0.8%)
	San Angelo, Texas Certificates of Obligation
2,765,000	5.000%, 02/15/30 Series A	Aa2/AA/AA+	2,847,978

24  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Public Schools (0.8%)
	Granite School District, Utah, Salt Lake County School Building (School Board Guaranty Program)
$1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	$1,074,670
	Washoe County, Nevada School District Refunding & School Improvement
2,000,000	5.000%, 06/01/30 Series A	A1/AA/NR	2,147,120
	Total Public Schools		3,221,790
	Total Pre-Refunded General Obligation Bonds		6,069, 768

	Pre-Refunded Revenue Bonds (11.3%)
	Charter Schools (0.3%)
	Utah State Charter School Finance Authority Davinci Academy, Refunding & Improvement
1,000,000	7.050%, 09/15/26 Series 2011A	NR/BBB-/NR	1,094,340

	Electric (0.8%)
	Clark County, Washington Public Utility District No. 001 Generating Refunding
1,000,000	5.000%, 01/01/24	A1/A+/AA-	1,025,810
	Eagle Mountain, Utah Gas & Electric
325,000	5.000%, 06/01/24 AGMC Insured	NR/AA/NR	348,907
	Jacksonville Electric Authority, Florida Electric System Revenue
465,000	4.500%, 10/01/32 Series Three 2012A	NR/NR/NR*	492,156
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A/A	1,117,359
	Total Electric		2,984,232

25  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Healthcare (0.9%)
	Campbell County, Wyoming Hospital District, Hospital Revenue, Memorial Hospital Project
$1,040,000	5.000%, 12/01/20	NR/NR/NR*	$1,063,587
1,000,000	5.500%, 12/01/34	NR/NR/NR*	1,025,970
	Harris County, Texas Health Facilities Development Corp., Christus Health
260,000	4.750%, 07/01/30 AGMC Insured	A1/NR/NR	270,200
	Tarrant County, Texas Cultural Education Facilities Finance Corp. Hospital Refunding, Baylor Healthcare System
930,000	5.250%, 08/15/25	NR/NR/NR*	976,305
70,000	5.250%, 08/15/25	NR/NR/NR*	73,485
	Total Healthcare		3,409,547

	Higher Education (1.1%)
	Utah State Board of Regents, University of Utah Hospital Revenue
1,245,000	5.000%, 08/01/31	Aa2/AA/NR	1,301,150
	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,463,075
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,542,776
	Total Higher Education		4,307,001

	Local Public Property (0.7%)
	Herriman, Utah Special Assessment Towne Center Assessment Area
1,045,000	4.875%, 11/01/23	NR/NR/NR*	1,083,111
1,150,000	5.000%, 11/01/25	NR/NR/NR*	1,193,470
245,000	5.000%, 11/01/29	NR/NR/NR*	254,261
	Total Local Public Property		2,530,842

26  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State Agency (2.1%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax
$1,970,000	5.250%, 10/15/30	A2/NR/NR	$2,399,519
1,000,000	5.000%, 10/15/33	A2/NR/NR	1,147,240
1,630,000	5.250%, 10/15/38	A2/NR/NR	1,887,752
1,000,000	5.500%, 10/15/30 Series A AGMC Insured	A2/NR/NR	1,098,380
1,475,000	5.250%, 10/15/33 Series A AGMC Insured	A2/NR/NR	1,610,966
	Total State Agency		8,143,857

	Transportation (0.3%)
	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/32	A1/A+/AA	1,107,040

	Water and Sewer (5.1%)
	Central Weber, Utah Sewer Improvement District Revenue Refunding
1,000,000	5.000%, 03/01/28 Series A AGMC Insured	NR/AA/AA	1,032,010
4,000,000	5.000%, 03/01/33 Series A AGMC Insured	NR/AA/AA	4,128,040
	Jordan Valley, Utah Water Conservancy District Revenue
6,000,000	5.000%, 10/01/35 Series B	NR/AA+/NR	6,403,080
	Laredo, Texas Waterworks Sewer System Revenue
1,450,000	5.000%, 03/01/24 Series 2010	Aa3/AA-/AA-	1,495,066
	Miami-Dade County, Florida Water and Sewer Revenue System
1,500,000	5.000%, 10/01/29 AGMC Insured	Aa3/AA/NR	1,577,205
	North Slope Borough, Alaska Service Area 10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/NR/NR*	1,077,750
1,000,000	5.250%, 06/30/28	NR/NR/NR*	1,077,750
985,000	5.250%, 06/30/34	NR/NR/NR*	1,061,584

27  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Salt Lake & Sandy, Utah Metropolitan Water District, Water Revenue, Refunding
$650,000	5.000%, 07/01/31 Series A	NR/AA+/AA+	$655,688
	South Weber City, Utah Water Revenue
930,000	5.000%, 06/01/40 AGMC Insured	NR/AA/NR	967,284
	Total Water and Sewer		19,475,457
	Total Pre-Refunded Revenue Bonds		43,052,316
	Total Pre-Refunded Bonds		49,122,084
	Total Municipal Bonds (cost $351,090,941)		365,950,728

Shares	Short-Term Investment (2.6%)
9,670,243	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 2.32%** (cost $9,670,243)	Aaa-mf/AAAm/NR	$9,670,243

	Total Investments (cost $360,761,184-note 4)	99.3%	375,620,971
	Other assets less liabilities	0.7	2,775,174
	Net Assets	100.0%	$378,396,145

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P and Fitch	8.1%
Pre-Refunded bonds ††	13.4
Aa of Moody's or AA of S&P and Fitch	50.4
A of Moody's or S&P and Fitch	19.5
BBB of S&P and Fitch	3.7
Not Rated	4.9
100.0%

28  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

AMT - Alternative Minimum Tax

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

FHA - Federal Housing Administration

IHC - Intermountain Health Care

NR - Not Rated

PSF- Permanent School Fund

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**

The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

†

Where applicable, calculated using the highest rating of the three NRSROs.  Percentages in this table do not include the Short-Term Investment.

††

Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

29  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2019

ASSETS
Investments at value (cost $360,761,184)	$375,620,971
Interest receivable	4,982,504
Receivable for Fund shares sold	1,045,253
Other assets	43,306
Total assets	381,692,034

LIABILITIES
Payable for investment securities purchased	1,075,831
Payable for Fund shares redeemed	1,891,256
Management fee payable	153,194
Dividends payable	114,144
Distribution and service fees payable	1,755
Accrued expenses payable	59,709
Total liabilities	3,295,889
NET ASSETS	$378,396,145

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$364,978
Additional paid-in capital	365,125,751
Total distributable earnings	12,905,416
$378,396,145
CLASS A
Net Assets	$203,978,381
Capital shares outstanding	19,695,348
Net asset value and redemption price per share	$10.36
Maximum offering price per share (100/96 of $10.36)	$10.79

CLASS C
Net Assets	$37,453,489
Capital shares outstanding	3,619,579
Net asset value and offering price per share	$10.35

CLASS F
Net Assets	$693,363
Capital shares outstanding	66,751
Net asset value, offering and redemption price per share	$10.39

CLASS Y
Net Assets	$136,270,912
Capital shares outstanding	13,116,159
Net asset value, offering and redemption price per share	$10.39

See accompanying notes to financial statements.

30  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2019

Investment Income
Interest income		$12,951,551
Expenses
Management fee (note 3)	$1,917,564
Distribution and service fee (note 3)	879,534
Transfer and shareholder servicing agent fees	208,086
Trustees’ fees and expenses (note 6)	132,961
Legal fees	117,679
Fund accounting fees	56,026
Registration fees and dues	37,154
Auditing and tax fees	25,700
Shareholders’ reports	23,721
Insurance	17,168
Custodian fees	15,128
Chief compliance officer services (note 3)	10,427
Miscellaneous	66,783
Total expenses	3,507,931

Management fee waived (note 3)	(102,942)
Net expenses		3,404,989
Net investment income		9,546,562

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(736,959)
Change in unrealized appreciation on investments	6,746,149

Net realized and unrealized gain (loss) on investments		6,009,190
Net change in net assets resulting from operations		$15,555,752

See accompanying notes to financial statements.

31  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income	$9,546,562	$10,335,860
Net realized gain (loss) from securities transactions	(736,959)	(104,991)
Change in unrealized appreciation on investments	6,746,149	(2,993,934)
Change in net assets resulting from operations	15,555,752	7,236,935

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(5,128,011)	(5,506,631)

Class C Shares	(813,309)	(1,228,887)

Class F Shares	(3,495)	—

Class Y Shares	(3,601,455)	(3,598,018)
Change in net assets from distributions	(9,546,270)	(10,333,536)	†

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	103,371,438	89,119,382
Reinvested dividends and distributions	7,923,273	8,666,047
Cost of shares redeemed	(138,292,063)	(103,190,798)
Change in net assets from capital share transactions	(26,997,352)	(5,405,369)

Change in net assets	(20,987,870)	(8,501,970)

NET ASSETS:
Beginning of period	399,384,015	407,885,985
End of period	$378,396,145	$399,384,015	††

†

All distributions to shareholders from net investment income.

††

Includes accumulated undistributed net investment income of $230,433.

See accompanying notes to financial statements.

32  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS MARCH 31, 2019

1. Organization

Aquila Tax-Free Fund For Utah (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Fund For Utah), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2019:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$9,670,243
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	365,950,728
Level 3 – Significant Unobservable Inputs	—
Total	$375,620,971
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2016 – 2018) or expected to be taken in the Fund’s 2019 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

34  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

f)

Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2019, there were no items identified that have been reclassified among components of net assets.

i)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Fund.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s

35  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019 services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

The Manager had contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.64% for Class C Shares and 0.64% for Class Y Shares through September 30, 2018.Beginning October 1, 2018, the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is currently in effect until September 30, 2019. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2019, the Fund incurred management fees of $1,917,564 of which $102,942 was waived.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2019, distribution fees on Class A Shares amounted to $406,588, of which the Distributor retained $16,988.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the year ended March 31, 2019, these payments amounted to $354,709. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder

36  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019 accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2019, amounted to $118,237. The total of these payments with respect to Class C Shares amounted to $472,946, of which the Distributor retained $115,383.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2019, total commissions on sales of Class A Shares amounted to $120,343, of which the Distributor received $13,272.

c)

Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2019, purchases of securities and proceeds from the sales of securities aggregated $52,807,570 and $83,373,500, respectively.

At March 31, 2019, the aggregate tax cost for all securities was $360,761,011. At March 31, 2019, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $14,938,755 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $78,795, for a net unrealized appreciation of $14,859,960.

5. Portfolio Orientation

At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2019, the Fund had 68% of its long-term portfolio holdings invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, the interest on which is currently exempt from Utah individual income taxes. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

6. Trustees’ Fees and Expenses

At March 31, 2019, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2019 was $109,695. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2019, such meeting-related expenses amounted to $23,266.

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	4,607,652	$46,767,390	3,390,998	$35,054,736
Reinvested dividends and distributions	417,282	4,246,639	442,444	4,571,496
Cost of shares redeemed	(6,279,482)	(63,681,734)	(3,406,909)	(35,255,759)
Net change	(1,254,548)	(12,667,705)	426,533	4,370,473
Class C Shares:
Proceeds from shares sold	281,805	2,864,109	911,079	9,428,953
Reinvested dividends and distributions	68,465	695,728	103,008	1,063,919
Cost of shares redeemed	(2,384,614)	(24,198,362)	(2,446,331)	(25,254,799)
Net change	(2,034,344)	(20,638,525)	(1,432,244)	(14,761,927)
Class F Shares:
Proceeds from shares sold	68,741	704,499	—	—
Reinvested dividends and distributions	314	3,242	—	—
Cost of shares redeemed	(2,304)	(23,644)	—	—
Net change	66,751	684,097	—	—
Class Y Shares:
Proceeds from shares sold	5,192,588	53,035,440	4,301,947	44,635,693
Reinvested dividends and distributions	291,748	2,977,664	292,595	3,030,632
Cost of shares redeemed	(4,949,546)	(50,388,323)	(4,120,264)	(42,680,240)
Net change	534,790	5,624,781	474,278	4,986,085
Total transactions in Trust shares	(2,687,351)	$(26,997,352)	(531,433)	$(5,405,369)

38  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2019, the Fund had capital loss carry forwards of $1,735,951 of which $1,290,295 retains its character of short-term and $445,656 retains its character of long-term, both have no expiration.

The tax character of distributions was as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018
Net tax-exempt income	$9,483,091	$10,248,470
Ordinary Income	63,179	85,066
	$9,546,270	$10,333,536

As of March 31, 2019, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$344,696
Accumulated net realized loss on investments	(1,735,951)
Unrealized appreciation	14,859,960
Post October losses	(449,146)
Other temporary differences	(114,143)
$12,905,416

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, post October losses, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds have been parties to a $40 million credit agreement, which currently terminates on August 28, 2019 (per the August 29, 2018 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2019.

40  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.18	$10.26	$10.56	$10.50	$10.10
Income (loss) from investment operations:
Net investment income(1)	0.26	0.27	0.27	0.29	0.33
Net gain (loss) on securities (both realized and unrealized)	0.18	(0.08)	(0.30)	0.06	0.40
Total from investment operations	0.44	0.19	(0.03)	0.35	0.73
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.27)	(0.26)	(0.28)	(0.32)
Distributions from capital gains	-	-	(0.01)	(0.01)	(0.01)
Total distributions	(0.26)	(0.27)	(0.27)	(0.29)	(0.33)
Net asset value, end of period	$10.36	$10.18	$10.26	$10.56	$10.50
Total return (not reflecting sales charge)	4.36%	1.84%	(0.26)%	3.41%	7.34%
Ratios/supplemental data
Net assets, end of period (in millions)	$204	$213	$211	$221	$205
Ratio of expenses to average net assets	0.86%	0.84%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets	2.52%	2.61%	2.54%	2.75%	3.14%
Portfolio turnover rate	14%	15%	23%	20%	16%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were (note 3):

Ratio of expenses to average net assets	0.89%	0.87%	0.86%	0.87%	0.91%
Ratio of investment income to average net assets	2.49%	2.58%	2.52%	2.72%	3.07%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

41  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.17	$10.25	$10.55	$10.50	$10.10
Income (loss) from investment operations:
Net investment income(1)	0.17	0.19	0.18	0.20	0.24
Net gain (loss) on securities (both realized and unrealized)	0.19	(0.08)	(0.29)	0.06	0.41
Total from investment operations	0.36	0.11	(0.11)	0.26	0.65
Less distributions (note 9):
Dividends from net investment income	(0.18)	(0.19)	(0.18)	(0.20)	(0.24)
Distributions from capital gains	-	-	(0.01)	(0.01)	(0.01)
Total distributions	(0.18)	(0.19)	(0.19)	(0.21)	(0.25)
Net asset value, end of period	$10.35	$10.17	$10.25	$10.55	$10.50
Total return (not reflecting CDSC)	3.53%	1.03%	(1.06)%	2.55%	6.49%
Ratios/supplemental data
Net assets, end of period (in millions)	$37	$58	$73	$75	$81
Ratio of expenses to average net assets	1.65%	1.64%	1.64%	1.64%	1.63%
Ratio of net investment income to average net assets	1.72%	1.81%	1.74%	1.95%	2.34%
Portfolio turnover rate	14%	15%	23%	20%	16%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were (note 3):

Ratio of expenses to average net assets	1.68%	1.66%	1.66%	1.67%	1.71%
Ratio of investment income to average net assets	1.69%	1.78%	1.72%	1.92%	2.27%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

42  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

Class F
For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.09
Net gain (loss) on securities (both realized and unrealized)	0.27
Total from investment operations	0.36
Less distributions (note 9):
Dividends from net investment income	(0.09)
Distributions from capital gains	-
Total distributions	(0.09)
Net asset value, end of period	$10.39
Total return (not reflecting sales charge)	3.58%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$0.7
Ratio of expenses to average net assets	0.65%(2)
Ratio of net investment income to average net assets	2.71%(2)
Portfolio turnover rate	14%(2)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were (note 3):

Ratio of expenses to average net assets	0.68%(2)
Ratio of investment income to average net assets	2.68%(2)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Annualized.

(3)   Not annualized.

See accompanying notes to financial statements.

43  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.22	$10.29	$10.59	$10.53	$10.13
Income (loss) from investment operations:
Net investment income(1)	0.28	0.29	0.29	0.31	0.35
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.07)	(0.29)	0.06	0.40
Total from investment operations	0.45	0.22	-	0.37	0.75
Less distributions (note 9):
Dividends from net investment income	(0.28)	(0.29)	(0.29)	(0.30)	(0.34)
Distributions from capital gains	-	-	(0.01)	(0.01)	(0.01)
Total distributions	(0.28)	(0.29)	(0.30)	(0.31)	(0.35)
Net asset value, end of period	$10.39	$10.22	$10.29	$10.59	$10.53
Total return (not reflecting sales charge)	4.46%	2.15%	(0.05)%	3.61%	7.54%
Ratios/supplemental data
Net assets, end of period (in millions)	$136	$129	$125	$112	$100
Ratio of expenses to average net assets	0.66%	0.64%	0.64%	0.64%	0.63%
Ratio of net investment income to average net assets	2.72%	2.81%	2.75%	2.95%	3.33%
Portfolio turnover rate	14%	15%	23%	20%	16%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were (note 3):

Ratio of expenses to average net assets	0.69%	0.67%	0.66%	0.67%	0.70%
Ratio of investment income to average net assets	2.69%	2.78%	2.73%	2.92%	3.26%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

44  |  Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

45  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

46  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013

President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY; former director: Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

47  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011

Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010

Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013

Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010

Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019

Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2019; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

48  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Royden P. Durham Louisville, KY (1951)

Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Anthony Tanner Phoenix, AZ (1960)

Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)

Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

49  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013

Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Assistant Secretary of Aquila Municipal Trust since 2018

Assistant Secretary of all funds in the Aquila Group of Funds since 2018; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

50  |  Aquila Tax-Free Fund For Utah

Your Trust’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/18	Ending(1) Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Ending Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Net Annualized Expense Ratio
A	$1,000	$1,039.70	$4.48	$1,020.54	$4.43	0.88%
C	$1,000	$1,035.60	$8.48	$1,016.60	$8.40	1.67%
F*	$1,000	$1,011.57	$2.11	$1,021.69	$3.28	0.65%
Y	$1,000	$1,040.70	$3.46	$1,021.54	$3.43	0.68%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

*

Commencement of operations.

51  |  Aquila Tax-Free Fund For Utah

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2018, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies.  Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2019, $9,483,091 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 99.3% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2020, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2019 calendar year.

52  |  Aquila Tax-Free Fund For Utah

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

James R. Ramsey

Laureen L. White

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President
and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

James T. Thompson, Vice President
and Lead Portfolio Manager

Royden P. Durham, Vice President
and Portfolio Manager

Anthony A. Tanner, Vice President
and Portfolio Manager

M. Kayleen Willis, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-UTAR-0519

Annual Report March 31, 2019

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Please Save the Date for Your 2019 Shareholder Meeting.

Wednesday, October 30, 2019, Annual Shareholder Meeting

Arizona Biltmore, Phoenix, AZ

Details will be available on our website as the date approaches:

www.aquilafunds.com

or through your financial professional.

Aquila Tax-Free Trust of Arizona “Municipal Bond Fund Investing – The Basics” Serving Arizona investors since 1986

May, 2019

Dear Fellow Shareholder:

We have found over the years that it never hurts to reinforce for shareholders the fundamentals of Aquila Tax-Free Trust of Arizona. Therefore, this Annual Report letter is intended to provide you with a brief synopsis of the Fund’s objectives, how we seek to achieve those objectives and the benefits that your Fund provides to you as well as to your fellow Arizona residents.

The Fund’s stated objective is to seek to provide as high a level of current income exempt from Arizona state and regular federal income taxes as is consistent with preservation of capital.

In simple terms, Aquila Tax-Free Trust of Arizona is managed to minimize, to the extent feasible, changes in the Net Asset Value of Fund shares. The high-quality, intermediate maturity strategy of the Fund was developed, and is adhered to, in an effort to manage and seek to minimize the range of share price variation.

Another benefit from an investment in Aquila Tax-Free Trust of Arizona is the ability to earn monthly income that is double tax-free. Fund dividends can be used by you to help you pay your living expenses, or they can be reinvested in additional shares of the Fund, thereby providing you the opportunity to benefit from compounding.

How does Aquila Tax-Free Trust of Arizona strive to ensure that its objective of capital preservation and tax-free income is accomplished?

The Fund’s investment strategy was developed to facilitate the management of particular types of risk. For example,

•

The average maturity of bonds in the Fund falls in the intermediate range in order to facilitate the management of interest rate risk since, over time, that portion of the yield curve tends to experience less volatility. More detailed information related to interest rate risk is available on our website (www.aquilafunds.com) at https://bit.ly/2EKr69I. The high credit quality of bonds in the Fund facilitates the management of credit risk. Bonds of investment grade quality, such as those held by the Fund, are considered, by the rating agencies, as being capable of making principal and interest payments as scheduled.

Another attribute of the Fund is diversification of the individual municipal bonds across various locations in the State and various kinds of projects. Not only does this help to reduce risk, but it also enhances the quality of life of all shareholders and other residents of the State and helps the economic development of Arizona.

NOT A PART OF THE ANNUAL REPORT

We well recognize that you have entrusted your hard-earned dollars to our care. It is a responsibility which your Trustees and Management take very seriously. Rest assured that we intend to continue to do our utmost to merit your confidence.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion Serving Arizona investors since 1986

Introduction

The municipal bond market displayed resiliency in the face of a determined Federal Reserve (the “Fed”) and a series of economic concerns over the twelve months ended March 31st, with benchmark yields ending the period lower. As a result, Aquila Tax-Free Trust of Arizona (“ATFTA” or the “Fund”) posted what we believe to be an attractive positive total return comprised of both stable tax-free income distributions and modest Net Asset Value (“NAV”) appreciation. During the reporting period the bellwether 10-year U.S. Treasury bond yield declined to 2.41% at March 31, 2019 from 2.74% at the April 1, 2018 start of the fiscal year, while benchmark 10-year AAA municipal bond yields experienced a greater decline, falling from 2.47% at April 1, 2018 to end the one year period at 1.88%.

While talk of a “flat curve” dominated the news around U.S. Treasury yields throughout the one year period ended March 31, 2019, the municipal bond yield curve from 2 to 30-years saw only a modest flattening from 129 at April 1, 2018 to 115 basis points at March 31, 2019. However, this masked some meaningful changes that were not uniform across the maturity spectrum. Given the movement in yields across the municipal curve, the areas that predominantly benefitted were maturities in the short to intermediate range. The net result was a municipal bond yield curve that retained a significantly steeper shape versus the U.S. Treasury curve.

A major development in the quarter ended March 31, 2019 was the burgeoning effect of the $10,000 limitation on the deductibility of state and local taxes (“SALT”). This brought renewed attention to the benefit of the municipal bond interest tax exemption. As a result, retail demand for municipal bonds soared as the fiscal year ended.

U.S. Economy

Moderating growth and subdued inflation characterized the U.S. economy in 2018 and these trends are forecast to continue in 2019. The economy grew 2.9% in 2018, as measured by Gross Domestic Product (“GDP”). Quarterly growth peaked in the second quarter at 4.2% and decelerated subsequently in the third and fourth quarters of 2018. We believe this trend of moderating growth is likely to persist. The latest forecast of economists in the Blue Chip Economic Indicators March 2019 survey predicts that annual GDP growth will slow to 2.4% in 2019 and 1.9% in 2020.

Concurrent with long term GDP growth remaining under 3%, several measures indicate that inflation has remained anchored near the Fed’s target rate of 2%. The headline Consumer Price Index increased just 1.6% in the twelve months ending January 2019, the slowest pace since mid 2017. More importantly, inflation expectations peaked in the third quarter of 2018 and have steadily subsided since. The 5-year U.S. Treasury breakeven inflation rate was 1.8%, as of March 2019. In fact, this measure began a steady retreat last September in a period where the Fed twice increased short-term rates by 25 basis points.

1  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

This backdrop was very favorable to municipal bond investors over the past twelve months. The Federal Reserve’s measured steps to raise short-term rates, combined with growth uncertainties stemming from tariffs and trade policy tensions, the government shutdown, and the mid-term elections, have served to keep inflation under control without squelching economic growth. These trends could very well persist as the Federal Reserve indicated at its March 2019 meeting, that future interest rate increases would likely be “on hold” for the balance of  2019. This Fed “pivot” on interest rate policy was particularly supportive of bond prices in the quarter ended March 31st when the majority of the Fund’s NAV appreciation occurred during the fiscal year.

Municipal Market

Municipal issuance, nationally, declined during the 2018 calendar year as projected, down 24.4%. Through March 31, 2019, supply has increased 14%. The downturn in 2018 occurred as expected due to the revocation by Congress of the “advance refunding” law which made up 20-30% of issuance in 2017. (Advance refunding refers to the use of a new bond, issued at a lower interest rate, to pay off an outstanding bond, thereby lowering a municipality’s borrowing costs.) There is currently a move afoot in Congress to bring these “advance refunding’s” back. It is anyone’s guess as to whether this will actually happen. In any event, the fact that issuance is up 14% so far in 2019 could perhaps indicate that issuance may be up on a national basis for the remainder of the year. In Arizona, new issuance during the first quarter of 2019 totaled $1.287 billion. This was 68% above the prior year quarter’s total of $789 million, which reflected the impact of the advanced refunding changes. For all of 2018, Arizona issuance fell 36% to $4.272 billion. It appears for 2019, issuance may, in our view, experience a healthy rebound towards the $5 billion range.

A common measure of municipal bond value is the Municipal/U.S. Treasury ratio (the yield on AAA-rated municipal bonds expressed as a percentage of the yield of a similar U.S. Treasury maturity). As of March 31, 2019, the ratios stood at 69%, 76% and 92% for the 5, 10, and 30 year maturity comparisons. These significantly lowered ratios, compared to the last several years, reflect a larger demand for tax-free income which has been precipitated by the state and local tax law (SALT) changes passed in 2017. Given the SALT tax law changes (abolition of state tax deductibility on federal tax returns) for individuals, triple tax-free yields, free of state, federal and ad valorem taxes, (even with the lower corporate tax treatments) in our opinion, are very enticing when compared to other fixed income classes.

During the coming year, we believe that states aided by the federal coffers, plus increased revenue from the economy will begin to roll out major infrastructure rehabilitation projects. The current very low cost of capital coupled with low rates of inflation should, in our view, spur local bond issuance toward repairs of deteriorating bridges, overpasses, and roadways as well as water and sewer projects. Should this come to fruition, the result would be an increase in municipal supply and the possibility of relaxed spread relationships which, in our opinion, would make municipals even more attractive.

Arizona Economy

While the national economy showed signs of moderating, the Arizona economy maintained momentum throughout 2018, as reflected by several economic measures. Population growth was a vital driver of employment and wage growth. According to census figures, Arizona’s population surpassed 7 million in July 2018, as the state saw an increase of 120,000 residents in 2018. The annual growth rate of 1.7% topped the national rate of 0.6%.

2  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Non-farm payrolls reached a record 2.905 million as of February 2019, a 2.7% annual increase. For 2018, non-farm employment expanded by 96,200 jobs, led by construction which added 19,200 jobs. Other top job growth sectors for 2018 were Professional and Business Services, 18,400 (+4.3%) and Education and Health services, 15,400 (+3.5%). These are also three of the top 5 highest paying sectors with annual salaries above $50,000. Manufacturing jobs expanded at a solid clip, adding 8,900 new jobs in a sector that has the highest average annual pay,$73,528, in the state.

Arizona’s unemployment rate edged up slightly from 4.8% to 5.1% and remained above the national rate of 3.8% as of February 2019. This was primarily a result of the strong growth in the Arizona labor force of 123,000 and reflects the continued importance of attracting new jobs to keep up with population growth. Construction and housing starts are a potential bright spot in the employment picture as housing permits, which increased from 39,472 to 41, 949 in 2018, are forecast to grow by 6.6% to 44,437 by 2020.

Fund Performance

The NAV of ATFTA Class A shares on March 31, 2019 was $10.61. As of the fiscal year end of March 31, 2018, the share price was $10.47. The Fund also paid a capital gain of $0.0257, which together with the increase in NAV produced a return from share price of $0.17, or 1.62%. Income for the twelve months equaled $0.283 per share, a slight decline from the previous year income of $0.292. Income return equaled 2.75%, which together with share price change provided a total return of 4.37%, based on NAV.

Aquila Tax-Free Trust of Arizona Performance March 29, 2019:

Class A Total Return	4.37%
Class Y Total Return	4.51%
Bloomberg Barclays Quality Intermediate Index	4.83%

Fund Characteristics

Aquila Tax-Free Trust of Arizona Portfolio Characteristics:

	March 29, 2018	March 29, 2019
Weighted Average Maturity	11.55 yrs	11.49 yrs
Option Adj. (Effective) Duration	5.33	5.30
Modified Duration	4.45	4.37

Bloomberg Barclays Quality Intermediate Index:

March 29, 2019
Option Adj. (Effective) Duration	4.38 yrs
Modified Duration	4.23 yrs

The Fund’s Class A and Y share total returns modestly underperformed the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) which returned 4.83%. The interest rate sensitivity of the Fund and the Index were commensurate, with the modified duration of the Fund at year end of 4.37

3  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

years vs. the Index of 4.38 years. The Fund and Index maturity structures were more varied as the Fund maintained an average stated maturity of 11.49 years compared to 6.52 for the Index. This average maturity differential reflects our active management efforts to maintain broader diversification across the maturity spectrum.

ATFTA’s broader maturity structure led to modest lagging in the appreciation of the Fund compared to the Index during the fiscal year. As discussed above, municipal bond yield declines were not uniform across maturities over the past twelve months. 10-year maturities saw yields significantly decline 59 basis points, a much steeper yield decline than either 2-year (16 basis points) or 20-year (31 basis points) maturities. Capital appreciation and total returns in the short part of the yield curve lagged in the fiscal year and the Fund’s holdings in 1 to 6-year maturities comprised 19% of the portfolio.

Outlook and Strategy

In the last fiscal year, we believe the Fund posted an attractive total return which included both tax-free income and modest share price appreciation. Our approach to actively managing the Fund also strives to achieve tax efficiency. The fluctuations in interest rates during the fiscal year presented windows of opportunity to conduct bond swaps to harvest tax losses when market yields were at fiscal year highs

The Fund saw about $20 million in portfolio holdings roll off through scheduled maturities and redemptions, most of which had provided income levels well above current market yields.  By actively managing reinvestment opportunities and conducting value-added bond swaps, the Fund only saw a negligible change in its annual tax-free income distribution. This is important given that intermediate municipal yields had declined 50 basis points by the end of the reporting period, despite an actively tightening Fed policy during this time.

Our active management efforts left the duration, maturity, and credit risk characteristics of the Fund little changed.  The subtle shifts that occurred in the municipal yield curve during the last fiscal year ended March 31st present additional strategy opportunities for the coming year. Achieving continued NAV stability will likely be greatly influenced by owning portions of the yield curve with more attractive valuations and minimizing exposure to expensive maturities.

As this annual reporting period closed, March 31, 2019, the ratios of municipal bond yields to benchmark U.S. Treasury yields remained cheapest in the longer portions of the curve, while the heart of the yield curve from 7 to 10 years saw relative values become historically expensive as benchmark yields in these maturities hover near 2%. As a result, not only has the municipal bond curve remained steeper, but it now presents a compelling “barbell” situation. In these conditions, longer maturities still yielding over 90% of their taxable benchmark counterparts can be combined with the shortest maturities that can be more cost-effectively redeployed towards any increased interest rates.

By putting this “value awareness” of municipal fixed income dynamics, together with a local presence that observes firsthand and delves into developments within Arizona’s economy and municipal market, in our opinion, provides shareholders with the best principal preservation, income and return prospects. Our discernment of Arizona’s healthcare industry and economy this year is an example where we identified attractive new issues for important facility expansions that provided good tax-free income and stability attributes. Both demographic changes and unique community strengths have combined to make this an important driver of economic growth and quality of life in

4  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Arizona. Fund shareholders can take pride in the contribution that their investments make towards this vital community asset. Healthcare is now, and will likely continue to be, a significant segment of the Fund’s portfolio in 2019. We intend to continue to take advantage of market opportunities across other sectors, where we feel they represent value.

Overall, we do not anticipate any significant changes to the Fund’s interest rate and credit risk profile. We anticipate some broadening of diversification across the maturity spectrum as we seek to reallocate among cheaper vs. expensive segments of the yield curve. This will likely provide the best approach towards maintaining the Funds’ history of share price stability, while maintaining continuity of what we deem to be the Fund’s attractive level of double tax-free income.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment may go down.  In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities.  Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Fund faces a heightened risk that interest rates may continue to rise.  A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors.  The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report.  These statements should not be relied upon for any other purpose.  Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona (the “Fund”) for the 10-year period ended March 31, 2019 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2019
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 3/13/86
With Maximum Sales Charge	0.16%	2.34%	3.72%	5.19%
Without Sales Charge	4.37	3.17	4.14	5.32
Class C since 4/01/96
With CDSC**	2.49	2.30	3.26	3.45
Without CDSC	3.49	2.30	3.26	3.45
Class Y since 4/01/96
No Sales Charge	4.51	3.33	4.30	4.58
Bloomberg Barclays Quality Index	4.83	2.68	3.50	5.14*	(Class A)
				4.39	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Tax-Free Trust of Arizona

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Trust of Arizona:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Arizona (the “Fund”), including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2019

7  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2019

Principal Amount	General Obligation Bonds (24.4%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City (5.1%)
	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$525,000	6.250%, 01/01/29	NR/A-/NR	$541,763
	Gilbert Improvement District No. 19
15,000	5.200%, 01/01/23	Aa1/A+/NR	15,043
	Gilbert Improvement District No. 20
590,000	5.100%, 01/01/29	Aa1/A+/NR	594,773
	Glendale, Arizona
200,000	5.000%, 07/01/33	NR/A+/AAA	241,214
	Goodyear, Arizona
1,000,000	5.000%, 07/01/29	Aa2/AA/NR	1,008,200
400,000	4.000%, 07/01/33	Aa2/AA/NR	440,044
	Goodyear McDowell Road Commercial Corridor Improvement District
870,000	3.250%, 01/01/27 BAMAC Insured	Aa3/AA/NR	922,879
	Mesa, Arizona
425,000	4.000%, 07/01/32	Aa2/AA-/NR	475,685
425,000	4.000%, 07/01/33	Aa2/AA-/NR	472,107
450,000	4.000%, 07/01/34	Aa2/AA-/NR	498,047
	Phoenix, Arizona
680,000	5.000%, 07/01/19	Aa1/AA+/AAA	685,828
	Scottsdale, Arizona
200,000	4.000%, 07/01/28	Aaa/AAA/AAA	225,006
500,000	4.000%, 07/01/34	Aaa/AAA/AAA	550,560
	Tempe, Arizona
2,245,000	4.000%, 07/01/22	Aa1/AAA/AAA	2,311,789
	Tempe Improvement District (Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa2/NR/NR	2,005,340
	Tolleson, Arizona
1,000,000	4.000%, 07/01/38	NR/AA/AAA	1,080,080
	Tubac Fire District
760,000	5.500%, 07/01/28 AGC Insured	A1/AA/NR	766,855
	Total City		12,835,213

8  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	County (5.1%)
	Maricopa Co. Daisy Mountain Fire District
$2,500,000	5.000%, 07/01/25	Aa3/NR/AAA	$2,975,225
2,500,000	5.000%, 07/01/26	Aa3/NR/AAA	3,031,225
340,000	4.000%, 07/01/27 AGMC Insured	NR/AA/NR	383,547
3,000,000	5.000%, 07/01/32	Aa3/NR/AAA	3,609,060
1,500,000	5.000%, 07/01/34	Aa3/NR/AAA	1,789,020
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,094,210
	Total County		12,882,287

	School District (14.2%)
	Buckeye Union High School District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,151,800
500,000	5.000%, 07/01/36 BAMAC Insured	NR/AA/NR	581,255
	Gila Co. Unified School District No. 10 (Payson)
1,000,000	5.000%, 07/01/28	Aa3/NR/NR	1,147,100
	Glendale Union High School District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	587,580
	Maricopa Co. Elementary School District No. 1 (Phoenix)
500,000	4.000%, 07/01/31 BAMAC Insured	NR/AA/NR	551,945
460,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	504,142
	Maricopa Co. Elementary School District No. 3 (Tempe)
500,000	5.000%, 07/01/30	Aa2/NR/NR	608,310
	Maricopa Co. Elementary School District No. 8 (Osborn)
500,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	595,395
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
350,000	5.000%, 07/01/34	Aa1/AA/NR	404,295
9  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Maricopa Co. Elementary School District No. 62 (Union)
$315,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	$359,884
580,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	652,088
300,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/NR	336,171
375,000	4.000%, 07/01/34 BAMAC Insured	NR/AA/NR	418,515
	Maricopa Co. High School District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa2/AA/AAA	561,480
	Maricopa Co. Unified School District No. 11 (Peoria)
1,500,000	4.000%, 07/01/25	A2/AA-/NR	1,600,230
675,000	4.500%, 07/01/33 AGMC Insured	A2/AA/NR	750,924
	Maricopa Co. Unified School District No. 24 (Gila Bend)
200,000	5.500%, 07/01/22	NR/NR/NR*	200,188
	Maricopa Co. Unified School District No. 60 (Higley)
1,615,000	5.000%, 07/01/29	Aa3/A+/NR	1,844,911
	Maricopa Co. Unified School District No. 66 (Roosevelt)
910,000	4.000%, 07/01/31 BAMAC Insured	A3/AA/NR	1,005,250
	Maricopa Co. Unified School District No. 69 (Paradise Valley)
1,000,000	4.500%, 07/01/30	Aa2/NR/AAA	1,094,270
	Maricopa Co. Unified School District No. 80 (Chandler)
300,000	5.000%, 07/01/23	Aa1/AA/NR	341,658
545,000	4.000%, 07/01/36	Aa1/AA/NR	598,841
	Maricopa Co. Unified School District No. 89 (Dysart)
500,000	4.000%, 07/01/28	NR/A+/AAA	541,010
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	Baa2/A+/NR	2,445,518
	Maricopa Co. Unified School District No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC Insured	A2/AA/NR	1,390,077
	Maricopa Co. Unified School District No. 93 (Cave Creek)
100,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	110,031

10  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Maricopa Co. Unified School District No. 214 (Tolleson)
$1,000,000	3.000%, 07/01/24	Aa1/AA-/NR	$1,064,540
825,000	4.000%, 07/01/34	Aa1/AA-/NR	910,957
	Mohave Co. Unified School District No. 1 (Lake Havasu)
500,000	5.000%, 07/01/35	Aa3/NR/NR	587,260
	Navajo Co. Unified School District No. 10 (Show Low)
500,000	4.000%, 07/01/31 AGMC Insured	NR/AA/NR	548,050
	Pima Co. Unified School District No. 6 (Marana)
1,250,000	5.000%, 07/01/25	NR/A/NR	1,333,675
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,048,192
1,000,000	4.000%, 07/01/37 MAC Insured	NR/AA/NR	1,080,810
1,000,000	4.250%, 07/01/32 MAC Insured	NR/AA/NR	1,097,930
	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	4.500%, 07/01/37 AGMC Insured	NR/AA/NR	1,125,860
	Pima Co. Unified School District No. 10 (Amphitheater)
700,000	5.000%, 07/01/27	Aa2/A+/NR	748,349
	Pima Co. Unified School District No. 12 (Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,116,801
	Pinal Co. Unified School District No. 21 (Coolidge)
500,000	4.000%, 07/01/28 AGMC Insured	NR/AA/NR	557,145
	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aa2/AA/NR	686,504
	Western Maricopa Education Center District No. 402
900,000	5.000%, 07/01/19	NR/AA-/NR	907,623
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,276,848
	Yavapai Co. Elementary School District No. 6 (Cottonwood-Oak Creek)
720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	826,272
	Yuma Co. Elementary School District No. 1
625,000	4.000%, 07/01/34 AGMC Insured	NR/AA/NR	684,313

11  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Total School District		$35,983,997
	Total General Obligation Bonds		61,701,497

	Revenue Bonds (64.8%)
	Airport (6.8%)
	Phoenix Civic Improvement Corp. Airport Bonds
$1,000,000	5.000%, 07/01/36	A1/A+/NR	1,176,210
5,000,000	4.000%, 07/01/40	A1/A+/NR	5,290,200
2,595,000	5.000%, 07/01/27 AMT	Aa3/AA-/NR	3,151,965
2,450,000	5.000%, 07/01/31 AMT	Aa3/AA-/NR	2,897,346
2,700,000	5.000%, 07/01/32 AMT	Aa3/AA-/NR	3,010,176
1,000,000	5.000%, 07/01/37 AMT	Aa3/AA-/NR	1,156,100
	Phoenix-Mesa Gateway Airport Authority
515,s000	5.000%, 07/01/38 AMT	A1/AA+/NR	552,420
	Total Airport		17,234,417

	Charter Schools (1.1%)
	Arizona Industrial Development Authority (Basis Schools)
240,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	271,807
	La Paz Co. Industrial Development Authority (Harmony Public Schools Projects)
200,000	5.000%, 02/15/28	NR/BBB/NR	227,016
	Maricopa Co. Industrial Development Authority (Great Hearts Arizona Projects)
250,000	5.000%, 07/01/26 State Enhanced	NR/AA-/NR	294,762
315,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	362,423
	Phoenix Industrial Development Authority (Great Hearts Academies Project)
500,000	5.000%, 07/01/41	NR/BBB-/NR	537,955
	Phoenix Industrial Development Authority (Villa Montessori Inc. Project)
415,000	5.000%, 07/01/35	NR/BBB-/NR	438,418

12  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Phoenix Industrial Development Authority (Vista College Preparatory Projects)
$430,000	5.000%, 07/01/43 State Enhanced	NR/AA-/NR	$489,215
	Total Charter Schools		2,621,596

	Excise Tax (12.9%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA-/AA	427,732
1,000,000	5.000%, 07/01/43	NR/AA-/AA	1,131,840
	Buckeye Roosevelt Street Improvement District
100,000	4.000%, 01/01/32	NR/A-/NR	102,022
125,000	4.050%, 01/01/33	NR/A-/NR	127,402
	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	582,155
	El Mirage Pledged Excise Tax
500,000	5.000%, 07/01/30	A1/AA-/NR	519,550
	Flagstaff Pledged Revenue
200,000	4.000%, 07/01/31	NR/AA-/NR	217,934
1,395,000	4.250%, 07/01/33	NR/AA-/NR	1,537,304
	Gilbert Pledged Revenue Obligations
450,000	4.000%, 07/01/35	Aa1/AA+/AAA	480,694
	Goodyear Public Improvement Corp.
500,000	5.250%, 07/01/24	Aa3/AA-/NR	555,350
1,500,000	5.000%, 07/01/26	Aa3/AA-/NR	1,647,270
	Graham Co. Jail District Revenue Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,133,730
	Marana Pledged Excise Tax
275,000	4.000%, 07/01/30	NR/AA/NR	290,557
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,565,060
	Mesa Excise Tax
250,000	5.000%, 07/01/32	Aa3/AA+/NR	273,223

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AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Excise Tax (continued)
	Page Pledged Revenue Refunding
$1,080,000	5.000%, 07/01/25	NR/AA-/NR	$1,155,330
	Phoenix Civic Improvement Corp. (Civic Plaza)
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,509,620
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,602,720
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,147,330
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	3,044,257
	Phoenix Civic Improvement Corp. Transit Excise Tax (Light Rail)
2,000,000	4.000%, 07/01/20	Aa2/AA/NR	2,061,760
	Pinal Co. Revenue Obligations Refunding
1,500,000	5.000%, 08/01/33	NR/AA-/AA	1,712,160
	Queen Creek Excise Tax & State Shared Revenue
250,000	5.000%, 08/01/30	NR/AA/AA	280,875
	Santa Cruz Co. Jail District
1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	1,991,677
885,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	1,046,592
	Scottsdale Municipal Property Corp.
1,500,000	5.000%, 07/01/34	Aa1/AAA/AAA	1,737,420
	Sedona Excise Tax
2,605,000	4.500%, 07/01/26 AGMC Insured	NR/AA/NR	2,845,415
	Total Excise Tax		32,726,979;

	Healthcare (13.0%)
	Arizona Health Facilities Authority (Banner Health)
5,000,000	4.000%, 01/01/43	NR/AA-/AA-	5,106,150
2,000,000	5.000%, 01/01/44	NR/AA-/AA-	2,196,640
	Arizona Health Facilities Authority (Dignity Health)
1,500,000	5.000%, 07/01/28	A3/A/A-	1,510,380
2,175,000	5.250%, 03/01/39	A3/A/A-	2,299,018

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AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Healthcare (continued)
	Arizona Health Facilities Authority (Phoenix Children’s Hospital)
$1,000,000	5.000%, 02/01/27	A1/A/A+	$1,084,970
775,000	5.000%, 02/01/30	A1/A/A+	835,667
6,035,000	5.000%, 02/01/34	A1/A/A+	6,470,425
	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals)
3,000,000	5.000%, 12/01/34	A2/NR/A	3,376,530
1,500,000	5.000%, 12/01/42	A2/NR/A	1,654,995
	Maricopa Co. Industrial Development Authority (Honor Health)
3,000,000	4.125%, 09/01/38	A2/NR/A	2,410,830
1,500,000	4.125%, 09/01/42	A2/NR/A	1,061,500
	Yavapai Co. Industrial Development Authority (Northern Arizona Healthcare System)
500,000	5.250%, 10/01/25	NR/AA-/NR	540,250
500,000	5.250%, 10/01/26	NR/AA-/NR	539,615
	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
1,000,000	5.250%, 08/01/33	A3/NR/A	1,108,490
675,000	5.000%, 08/01/34	A3/NR/A	767,435
	Yavapai Industrial Development Authority (Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A/NR	1,836,203
200,000	5.000%, 08/01/32	NR/A/NR	226,906
	Total Healthcare		33,026,004

	Higher Education (7.7%)
	Arizona Board of Regents (Arizona State University System)
480,000	5.000%, 07/01/31	Aa2/AA/NR	558,586
285,000	5.000%, 07/01/32	Aa2/AA/NR	312,320
115,000	5.000%, 07/01/32	Aa2/AA/NR	126,024

15  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Arizona Board of Regents (Arizona State University System) Green Bonds
$750,000	5.000%, 07/01/34	Aa2/AA/NR	$865,215
	Arizona Board of Regents (Northern Arizona University System)
575,000	5.000%, 06/01/32	A1/A+/NR	651,251
	Arizona Board of Regents (University of Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	460,628
460,000	5.000%, 06/01/31	Aa2/AA-/NR	501,989
	Arizona Board of Regents (University of Arizona System) Speed Stimulus Plan for Economic & Educational Development
500,000	5.000%, 08/01/27	Aa3/A+/NR	574,570
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,700,175
	Arizona State University Speed Stimulus Plan for Economic & Educational Development
625,000	5.000%, 08/01/34	Aa3/AA-/NR	712,106
	Cochise Co. Community College District
630,000	5.000%, 07/01/31 BAMAC Insured	A2/AA/NR	724,802
	McAllister Academic Village (Arizona State University Hassayampa)
1,000,000	5.000%, 07/01/39	Aa3/AA-/NR	1,156,890
	Northern Arizona University Speed Stimulus Plan for Economic & Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,593,748
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing)
200,000	5.000%, 07/01/26	Baa3/NR/NR	230,900
400,000	5.000%, 07/01/33	Baa3/NR/NR	457,192
1,250,000	5.000%, 07/01/42	Baa3/NR/NR	1,393,488
	Phoenix Industrial Development Authority (Eastern Kentucky University Project)
500,000	5.000%, 10/01/36	A2/BBB+/NR	561,550

16  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Phoenix Industrial Development Authority (Rowan University Project)
$2,000,000	5.250%, 06/01/34	A3/A/NR	$2,175,980
	Pima Co. Community College District
1,075,000	5.000%, 07/01/36	Aa3/NR/AA-	1,281,841
750,000	4.000%, 07/01/37	Aa3/NR/AA-	813,233
500,000	4.000%, 07/01/38	Aa3/NR/AA-	540,040
	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A1/AA/NR	1,064,510
	Yuma/ La Paz Counties Community College District (Arizona Western College), Refunding
1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	1,085,630
	Total Higher Education		19,542,668

	Lease (3.4%)
	Arizona Board of Regents (Northern Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	655,524
500,000	5.000%, 09/01/28	A2/A/NR	546,270
1,000,000	5.000%, 09/01/29	A2/A/NR	1,091,170
	Cave Creek COP
45,000	5.750%, 07/01/19	NR/AA/NR	45,480
	Nogales Municipal Development Authority, Inc.
615,000	5.000%, 06/01/28 AGMC Insured	NR/AA/NR	724,532
810,000	4.000%, 06/01/33 AGMC Insured	NR/AA/NR	860,269
2,000,000	4.000%, 06/01/39 AGMC Insured	NR/AA/NR	2,075,060
	Pinal Co. Correctional Facilities
1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	1,471,808
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA/NR	570,910
	State of Arizona COP
500,000	5.000%, 09/01/27	Aa3/AA-/NR	588,695
	Total Lease		8,629,718

17  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Mortgage (4.4%)
	Eastmark Community Facilities District No. 1
$345,000	4.000%, 07/15/33 AGMC Insured	NR/AA/NR	$374,280
360,000	4.000%, 07/15/34 AGMC Insured	NR/AA/NR	389,261
	Estrella Mountain Ranch Community Facilities District
1,000,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	1,150,000
	Festival Ranch Community Facilities District
1,000,000	4.000%, 07/15/36 BAMAC Insured	NR/AA/NR	1,068,160
950,000	5.000%, 07/15/37 BAMAC Insured	NR/AA/NR	1,089,726
750,000	5.000%, 07/15/38 BAMAC Insured	NR/AA/NR	869,258
	Goodyear Community Facilities Utilities District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	541,465
500,000	4.000%, 07/15/32	A1/A-/NR	541,135
	Marley Park Community Facilities District
535,000	4.000%, 07/15/34 BAMAC Insured	NR/AA/NR	573,038
	Merrill Ranch Community Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB/NR	787,950
	Pima Co. Industrial Development Authority (Christian Care Senior Living Facility)
1,000,000	5.000%, 12/15/32	NR/A-/NR	1,142,790
	Scottsdale Waterfront Community Facilities District
530,000	6.000%, 07/15/27 144A	NR/NR/NR*	530,074
930,000	6.050%, 07/15/32 144A	NR/NR/NR*	930,084
	Verrado Community Facilities Utilities District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	528,700
	Vistancia Community Facilities District
540,000	5.000%, 07/15/26	A1/NR/A+	560,358
	Total Mortgage		11,076,279

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AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Pollution Control (2.0%)
	Apache Co. Industrial Development Authority, Pollution Control, Tucson Electric Power Co.
$2,955,000	4.500%, 03/01/30	A3/A-/NR	$3,108,955
	Coconino Co. Pollution Control, Tucson Electric Power Co.
2,000,000	5.125%, 10/01/32	A3/A-/NR	2,029,260
	Total Pollution Control		5,138,215

	Resource Recovery (2.9%)
	Chandler Industrial Development Authority (Intel Corporation Project)
4,250,000	2.700%, 12/01/37 AMT (Mandatory Put Date 8/14/23)	A1/A+/NR	4,325,692
	Maracopa Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	3.375%, 12/01/31 AMT (Mandatory Put Date 6/03/24)	NR/A-/NR	1,532,610
	Yavapai Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	2.800%, 06/01/27 AMT (Mandatory Put Date 06/01/21)	NR/A-/NR	1,518,840
	Total Resource Recovery		7,377,142

	Senior Living Facilities (0.5%)
	Maracopa Co. Industrial Development Authority, (Christian Care Retirement Apartments)
1,000,000	5.000%, 01/01/30	NR/A/NR	1,148,830

	Transportation (0.2%)
	Pima Co. Regional Transportation Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA	564,540

19  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Utility (5.6%)
	Central Arizona Water Conservation District Water Delivery (Central Arizona Project)
$750,000	5.000%, 01/01/33	Aa2/AA+/AA	$876,007
	Greater Arizona Development Authority Revenue
1,200,000	5.000%, 08/01/29	A1/A/NR	1,212,840
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	564,620
	Mesa Utility System
1,500,000	4.000%, 07/01/32	Aa2/AA-/NR	1,648,875
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,242,170
	Pinal Co. Electrical District No. 3, Electrical System Revenue
305,000	4.750%, 07/01/31	NR/A+/NR	322,733
	Salt River Project Agricultural Improvement and Power Revenue
4,280,000	5.000%, 12/01/28	Aa1/AA/NR	3,015,132
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	A3/BBB+/NR	3,676,650
	Surprise Utility System Senior Lien Obligations
470,000	5.000%, 07/01/33	NR/AA+/NR	573,800
	Total Utility		14,132,827

	Water/Sewer (4.3%)
	Gilbert Water Resource Municipal Property Corp.
1,190,000	4.000%, 07/01/34	NR/AAA/AAA	1,297,076
	Glendale Water & Sewer Revenue
500,000	5.000%, 07/01/28	A1/AA/NR	548,925
	Goodyear Water and Sewer Revenue
1,750,000	5.375%, 07/01/30	Aa3/A+/NR	1,827,595
635,000	5.250%, 07/01/31 AGMC Insured	Aa3/AA/NR	682,771
	Lake Havasu City Wastewater System Revenue
1,000,000	5.000%, 07/01/43 AGMC Insured	A2/AA/NR	1,133,070

20  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water/Sewer (continued)
	Phoenix Civic Improvement Corp. Wastewater Revenue
$1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	$1,790,895
1,100,000	5.000%, 07/01/38	Aa2/AAA/NR	1,283,491
	Pima Co. Sewer Revenue System
1,335,000	5.000%, 07/01/26	NR/AA/AA-	1,471,344
865,000	5.000%, 07/01/27	NR/AA/AA-	952,192
	Total Water/Sewer		10,987,359
	Total Revenue Bonds		164,206,574

	Pre-Refunded Bonds (9.0%)††
	Pre-Refunded General Obligation Bonds (3.0%)
	County (1.6%)
	Maricopa Co. Community College District
2,000,000	5.000%, 07/01/20	Aaa/AAA/AAA	2,017,400
2,000,000	4.000%, 07/01/21	Aaa/AAA/AAA	2,012,500
	Total County		4,029,900

	School District (1.4%)
	Coconino & Yavapai Counties Joint Unified School District No. 9 Sedona
1,000,000	5.375%, 07/01/28	Aa2/A+/NR	1,009,490
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aa1/AA/NR	290,320
	Maricopa Co. Unified School District No. 48 (Scottsdale)
1,200,000	4.750%, 07/01/30	Aa1/AA/NR	1,286,388
	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	5.375%, 07/01/29	NR/A+/NR	1,047,550
	Total School District		3,633,748
	Total Pre-Refunded General Obligation Bonds		7,663,648

21  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Pre-Refunded Revenue Bonds (6.0%)
	Excise Tax (1.4%)
	Casa Grande Excise Tax
$1,435,000	5.000%, 04/01/28	NR/AA/AA	$1,435,000
	Gilbert Public Facilities Municipal Property Corp.
850,000	5.000%, 07/01/23	Aa1/AA+/NR	857,395
1,250,000	5.000%, 07/01/24	Aa1/AA+/NR	1,260,875
	Total Excise Tax		3,553,270

	Healthcare (2.6%)
	Arizona Health Facilities Authority (Yavapai Regional Medical Center)
1,500,000	5.375%, 12/01/30 AGMC Insured	A2/NR/NR	1,537,215
	Maricopa Co. Hospital Revenue (Sun Health)
1,500,000	5.000%, 04/01/25	NR/NR/NR*	1,641,660
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,461,813
	University Medical Center Hospital Revenue
910,000	6.500%, 07/01/39	NR/NR/NR*	921,129
	Total Healthcare		6,561,817

	Lease (1.9%)
	Arizona State Lottery Bonds
3,000,000	5.000%, 07/01/28 AGMC Insured	Aa3/AA+/NR	3,076,290
	State of Arizona COP Department Administration
670,000	5.250%, 10/01/28 AGMC Insured	Aa3/AA/NR	682,402
	Tucson, Arizona COP
1,000,000	5.000%, 07/01/29 AGC Insured	A1/AA/A+	1,008,570
	Total Lease		4,767,262

22  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Utility (0.1%)
	Pinal Co. Electrical District No. 3, Electrical System Revenue Refunding
$250,000	5.250%, 07/01/36	NR/A-/NR	$270,460
	Total Utility		270,460
	Total Pre-Refunded Revenue Bonds		15,152,809
	Total Pre-Refunded Bonds		22,816,457
	Total Municipal Bonds (cost $236,905,479)		248,724,528

Shares	Short-Term Investment (0.7%)
1,847,412	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 2.32%** (cost $1,847,412)	Aaa-mf/AAAm/NR	$1,847,412

	Total Investments (cost $238,752,891-note 4)	98.9%	250,571,940
	Other assets less liabilities	1.1	2,816,436
	Net Assets	100.0%	$253,388,376

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	10.6%
Pre-refunded bonds††	9.2
Aa of Moody's or AA of S&P or Fitch	50.7
A of Moody's or S&P or Fitch	26.4
Baa of Moody's or BBB of S&P	2.2
Not Rated*	0.9
100.0%

23  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

PORTFOLIO ABBREVIATIONS

ACA - American Capital Assurance Financial Guaranty Corp.

AGC - Assured Guaranty Corp.

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BHAC - Berkshire Hathaway Assurance Corp.

COP- Certificates of Participation

FGIC - Financial Guaranty Insurance Co.

MAC - Municipal Assurance Corp.

NPFG - National Public Finance Guarantee

NR - Not Rated

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by  a NRSRO.

**

The rate is an annualized seven-day yield at period end.

†

Where applicable, calculated using the highest rating of the three NRSRO.  Percentages in this table do not include the Short-Term Investment.

††

Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

Note:

144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

24  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2019

ASSETS
Investments at value (cost $238,752,891)	$250,571,940
Interest receivable	2,737,368
Receivable for Fund Shares sold	513,761
Other assets	31,188
Total assets	253,854,257

LIABILITIES
Payable for Trust shares redeemed	163,451
Dividends payable	143,561
Management fee payable	85,251
Distribution and service fees payable	680
Accrued expenses	72,938
Total liabilities	465,881
NET ASSETS	$253,388,376

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares,
par value $0.01 per share	$238,776
Additional paid-in capital	241,452,739
Total distributable earnings	11,696,861
$253,388,376
CLASS A
Net Assets	$203,925,224
Capital shares outstanding	19,221,261
Net asset value and redemption price per share	$10.61
Maximum offering price per share (100/96 of $10.61)	$11.05

CLASS C
Net Assets	$9,248,488
Capital shares outstanding	872,017
Net asset value and offering price per share	$10.61

CLASS Y
Net Assets	$40,214,664
Capital shares outstanding	3,784,273
Net asset value, offering and redemption price per share	$10.63

See accompanying notes to financial statements.

25  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2019

Investment Income
Interest income		$8,932,371
Expenses
Investment Adviser fee (note 3)	$1,030,190
Distribution and service fee (note 3)	411,063
Transfer and shareholder servicing agent fees	114,171
Legal fees	104,170
Trustees’ fees and expenses (note 7)	92,215
Registration fees and dues	32,410
Shareholders’ reports	25,491
Auditing and tax fees	23,200
Insurance	11,767
Custodian fees	11,108
Chief compliance officer services (note 3)	11,114
Miscellaneous	59,467
Total expenses		1,926,366
Net investment income		7,006,005

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(489,188)
Change in unrealized appreciation on investments	4,243,166

Net realized and unrealized gain on investments		3,753,978
Net change in net assets resulting from operations		$10,759,983

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income	$7,006,005	$7,878,832
Net realized gain (loss) from securities transactions	(489,188)	548,020
Change in unrealized appreciation on investments	4,243,166	(3,059,562)
Change in net assets resulting from operations	10,759,983	5,367,290

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(6,122,759)	(6,696,642)

Class C Shares	(242,005)	(344,846)

Class Y Shares	(1,172,687)	(1,359,068)

Change in net assets from distributions	(7,537,451)	(8,400,556)	†

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	38,416,713	35,644,624
Reinvested dividends and distributions	5,659,807	6,952,908
Cost of shares redeemed	(67,244,261)	(53,987,586)
Change in net assets from capital share transactions	(23,167,741)	(11,390,054)

Change in net assets	(19,945,209)	(14,423,320)

NET ASSETS:
Beginning of period	273,333,585	287,756,905
End of period	$253,388,376	$273,333,585	††

†

Includes distributions to shareholders from net investment income of $7,782,547 and net realized gain on investments of $618,009.

††

Includes accumulated undistributed net investment income of $365,406.

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS MARCH 31, 2019

1. Organization

Aquila Tax-Free Trust of Arizona (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares.  Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee.  As of the date of this report, there were no Class F Shares or Class T Shares outstanding.  All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

28  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2019:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$1,847,412
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	248,724,528
Level 3 – Significant Unobservable Inputs	—
Total	$250,571,940
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2016 – 2018) or expected to be taken in the Fund’s 2019 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)

Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

29  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2019, there were no items identified that have been reclassified among components of net assets.

i)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Fund.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

30  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

b)

Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2019, distribution fees on Class A Shares amounted to $295,620, of which the Distributor retained $33,123.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2019, amounted to $86,582. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2019, these payments amounted to $28,861. The total of these payments with respect to Class C Shares amounted to $115,443, of which the Distributor retained $28,806.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2019, total commissions on sales of Class A Shares amounted to $66,116, of which the Distributor received $13,526.

c)

Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2019, purchases of securities and proceeds from the sales of securities aggregated $86,260,223 and $109,708,121, respectively.

31  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

At March 31, 2019, the aggregate tax cost for all securities was $238,681,832. At March 31, 2019, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $11,897,122 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $7,014 for a net unrealized appreciation of $11,890,108.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2019, the Fund had all of its long-term portfolio holdings invested in the securities of Arizona issuers.

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,986,356	$20,746,982	1,997,792	$21,297,733
Reinvested dividends and distributions	431,540	4,505,330	522,596	5,562,124
Cost of shares redeemed	(4,062,728)	(42,343,636)	(3,244,027)	(34,525,446)
Net change	(1,644,832)	(17,091,324)	(723,639)	(7,665,589)

Class C Shares:
Proceeds from shares sold	234,927	2,443,858	153,696	1,638,103
Reinvested dividends and distributions	20,443	213,336	28,709	305,576
Cost of shares redeemed	(725,089)	(7,563,891)	(461,728)	(4,913,281)
Net change	(469,719)	(4,906,697)	(279,323)	(2,969,602)

Class Y Shares:
Proceeds from shares sold	1,455,858	15,225,873	1,191,712	12,708,788
Reinvested dividends and distributions	89,976	941,141	101,862	1,085,208
Cost of shares redeemed	(1,658,997)	(17,336,734)	(1,367,022)	(14,548,859)
Net change	(113,163)	(1,169,720)	(73,448)	(754,863)
Total transactions in Trust shares	(2,227,714)	$(23,167,741)	(1,076,410)	$(11,390,054)

32  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

7. Trustees’ Fees and Expenses

At March 31, 2019, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees.  The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2019 was $76,799. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2019, such meeting-related expenses amounted to $15,416.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act.  At March 31, 2019, the Fund had capital loss carry forwards of $516,743 of which $221,572 retains its character of short-term and $295,171 retains its character of long-term, both have no expiration.

33  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

The tax character of distributions was as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018
Net tax-exempt income	$6,864,628	$7,663,672
Ordinary Income	70,430	118,875
Long-term capital gains	602,393	618,009
	$7,537,451	$8,400,556

As of March 31, 2019, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$508,854
Undistributed net realized loss on investments	(516,743)
Unrealized appreciation	11,890,108
Post October losses	(41,797)
Other temporary differences	(143,561)
$11,696,861

The difference between book basis and tax basis undistributed  income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds have been parties to a $40 million credit agreement, which currently terminates on August 28, 2019 (per the August 29, 2018 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2019.

34  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.47	$10.58	$10.95	$10.98	$10.63
Income (loss) from investment operations:
Net investment income(1)	0.29	0.30	0.32	0.37	0.38
Net gain (loss) on securities (both realized and unrealized)	0.16	(0.10)	(0.36)	(0.03)	0.35
Total from investment operations	0.45	0.20	(0.04)	0.34	0.73
Less distributions (note 9):
Dividends from net investment income	(0.29)	(0.29)	(0.32)	(0.35)	(0.38)
Distributions from capital gains	(0.02)	(0.02)	(0.01)	(0.02)	—
Total distributions	(0.31)	(0.31)	(0.33)	(0.37)	(0.38)
Net asset value, end of period	$10.61	$10.47	$10.58	$10.95	$10.98
Total return (not reflecting sales charge)	4.37%	1.93%	(0.42)%	3.20%	6.92%
Ratios/supplemental data
Net assets, end of period (in millions)	$204	$218	$229	$242	$234
Ratio of expenses to average net assets	0.73%	0.69%	0.70%	0.71%	0.73%
Ratio of net investment income to average net assets	2.74%	2.77%	2.96%	3.36%	3.49%
Portfolio turnover rate	34%	16%	19%	10%	14%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

35  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.47	$10.58	$10.95	$10.98	$10.63
Income (loss) from investment operations:
Net investment income(1)	0.20	0.20	0.23	0.28	0.29
Net gain (loss) on securities (both realized and unrealized)	0.15	(0.09)	(0.37)	(0.03)	0.34
Total from investment operations	0.35	0.11	(0.14)	0.25	0.63
Less distributions (note 9):
Dividends from net investment income	(0.19)	(0.20)	(0.22)	(0.26)	(0.28)
Distributions from capital gains	(0.02)	(0.02)	(0.01)	(0.02)	—
Total distributions	(0.21)	(0.22)	(0.23)	(0.28)	(0.28)
Net asset value, end of period	$10.61	$10.47	$10.58	$10.95	$10.98
Total return (not reflecting sales charge)	3.49%	1.06%	(1.26)%	2.34%	6.02%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$14	$17	$18	$18
Ratio of expenses to average net assets	1.58%	1.54%	1.55%	1.56%	1.58%
Ratio of net investment income to average net assets	1.88%	1.92%	2.11%	2.51%	2.63%
Portfolio turnover rate	34%	16%	19%	10%	14%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

36  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.49	$10.60	$10.97	$11.00	$10.65
Income (loss) from investment operations:
Net investment income(1)	0.30	0.31	0.34	0.38	0.40
Net gain (loss) on securities (both realized and unrealized)	0.16	(0.09)	(0.37)	(0.02)	0.34
Total from investment operations	0.46	0.22	(0.03)	0.36	0.74
Less distributions (note 9):
Dividends from net investment income	(0.30)	(0.31)	(0.33)	(0.37)	(0.39)
Distributions from capital gains	(0.02)	(0.02)	(0.01)	(0.02)	—
Total distributions	(0.32)	(0.33)	(0.34)	(0.39)	(0.39)
Net asset value, end of period	$10.63	$10.49	$10.60	$10.97	$11.00
Total return (not reflecting sales charge)	4.51%	2.08%	(0.26)%	3.38%	7.07%
Ratios/supplemental data
Net assets, end of period (in millions)	$40	$41	$42	$41	$27
Ratio of expenses to average net assets	0.59%	0.55%	0.55%	0.56%	0.58%
Ratio of net investment income to average net assets	2.88%	2.92%	3.11%	3.49%	3.63%
Portfolio turnover rate	34%	16%	19%	10%	14%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees(5)

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

38  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)(5)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

39  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)(5)

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013

President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY; former director: Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

40  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011

Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010

Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013

Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010

Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019

Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2019; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

41  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Royden P. Durham Louisville, KY (1951)

Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Anthony Tanner Phoenix, AZ (1960)

Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)

Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

42  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013

Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Assistant Secretary of Aquila Municipal Trust since 2018

Assistant Secretary of all funds in the Aquila Group of Funds since 2018; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

43  |  Aquila Tax-Free Trust of Arizona

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/18	Ending(1) Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Ending Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Net Annualized Expense Ratio
A	$1,000	$1,039.60	$3.76	$1,021.24	$3.73	0.74%
C	$1,000	$1,036.20	$8.07	$1,017.00	$8.00	1.59%
Y	$1,000	$1,041.30	$3.05	$1,021.94	$3.02	0.60%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares.  Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

44  |  Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2018, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies.  Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2019, $6,864,628 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 91.1% of total dividends paid, were exempt-interest dividends, and $602,393 of dividends paid by the Fund constituting 8.0% of total dividends paid were capital gains; and the balance was ordinary income.

Prior to February 15, 2020, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2019 calendar year.

45  |  Aquila Tax-Free Trust of Arizona

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

James R. Ramsey

Laureen L. White

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President
and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Anthony A. Tanner, Vice President and
Lead Portfolio Manager

Royden P. Durham, Vice President and
Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Robert C. Arnold, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AZAR-0519

ITEM 2.     CODE OF ETHICS.

(a)     As of March 31, 2019 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions (“Covered Officers”) as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1)     Pursuant to Item 10(a)(1), a copy of the Trust’s Code of Ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)     The text of the Trust’s Code of Ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust’s Internet address at aquilafunds.com.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)     The Registrant’s board of trustees has determined that Mr. Thomas Christopher and Mr. Glenn O’Flaherty, both members of its audit committee, are audit committee financial experts. Mr. Christopher and Mr. O’Flaherty are ‘independent’ as such term is defined in Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were as follows:

Aquila Municipal Trust series:	2018	2019
Aquila Churchill Tax-Free Fund of Kentucky	$18,500	$18,700
Aquila Narragansett Tax-Free Income Fund	$18,600	$19,200
Aquila Tax-Free Fund For Utah	$21,100	$22,200
Aquila Tax-Free Fund of Colorado	$19,700	$20,000
Aquila Tax-Free Trust of Arizona	$19,300	$19,700

(b)     Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)     Tax Fees - The Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$3,500	$3,500
Aquila Narragansett Tax-Free Income Fund	$3,500	$3,500
Aquila Tax-Free Fund For Utah	$3,500	$3,500
Aquila Tax-Free Fund of Colorado	$3,500	$3,500
Aquila Tax-Free Trust of Arizona	$3,500	$3,500

(d)     All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)     Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)     None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)     No applicable.

(g)     There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or distributor over the past two years

(h)     Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the ‘Committee’) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)     Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant’s chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant’s reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant’s management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)     There have been no significant changes in registrant’s internal controls or in other factors that could significantly affect registrant’s internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.     EXHIBITS.

(a)(1)     Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of

1940.

(b)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
June 5, 2019

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
June 5, 2019

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 5, 2019

AQUILA MUNICIPAL TRUST

EXHIBIT INDEX

Exhibit No.	Description
(a) (1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.
(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.